ABOUT THIS REPORT

This report is a presentation of AuguStar℠ Variable Account A. Please note the variable account may offer more than one variable product. Some products may have different underlying mutual funds from those available in your contract. Therefore, not all funds listed in this report may be available in your contract. Please refer to your most recent account statement for specific information about your investment in AuguStar℠ Variable Account A.

This Annual Report has four major sections:

Statements of Assets and Contract Owners’ Equity

These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value, contracts in accumulation period, annuity reserves for contracts in payment period and total contract owners’ equity. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.

Statements of Operations

The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, realized gain (loss) resulting from units being sold, and change in unrealized gain (loss).

Statements of Changes in Contract Owners’ Equity

The Statements of Changes in Contract Owners’ Equity include the increase or decrease in contract owners’ equity from operations for income and expenses shown on the statements of operations. In addition, the equity transactions section of this statement illustrates contract purchase payments, extra credit fund deposits, transfers to and from fixed dollar contracts and other subaccounts, withdrawals and surrenders, surrender charges, annual contract charges, and annuity and death benefit payments. The sum of these two sections represents the net change in contract owners’ equity which, when added to the beginning contracts owners’ equity, equals contract owners’ equity at the end of the reporting period. The change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.

Notes to Financial Statements

The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

The following includes fund trust abbreviations that occur throughout this report:

Fund Trust Abbreviations -

AVIP - AuguStar℠ Variable Insurance Products Fund, Inc.

FIDI - Fidelity® Variable Insurance Products Fund - Initial Class

FIDS - Fidelity® Variable Insurance Products Fund - Service Class

FID2 - Fidelity® Variable Insurance Products Fund - Service Class 2

JASI - Janus Aspen Series - Institutional Shares

JASS - Janus Aspen Series - Service Shares

LEGI - Legg Mason Partners Variable Equity Trust - Class I

ASVT - Allspring Variable Trust

MSV2 - Morgan Stanley Variable Insurance Fund, Inc. - Class II

GSVI - Goldman Sachs Variable Insurance Trust - Institutional Shares

GSVS - Goldman Sachs Variable Insurance Trust - Service Shares

LAZS - Lazard Retirement Series, Inc. - Service Shares

LINC - Lincoln Variable Insurance Products Trust - Standard Class

ABVB - AB Variable Products Series Fund, Inc. - Class B

MFSI - MFS® Variable Insurance Trust - Service Class

MFS2 - MFS® Variable Insurance Trust II - Service Class

PVIA - PIMCO Variable Insurance Trust - Administrative Shares

CVTI - Calvert Variable Trust, Inc.

BNYS - BNY Mellon Variable Investment Fund - Service Shares

ROYI - Royce Capital Fund - Investment Class

AIMI - AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

NBAS - Neuberger Berman Advisers Management Trust - S Class

FRT2 - Franklin Templeton Variable Insurance Products Trust - Class 2

FRT5 - Franklin Templeton Variable Insurance Products Trust - Class 5

FRT4 - Franklin Templeton Variable Insurance Products Trust - Class 4

FEDS - Federated Hermes Insurance Series - Service Shares

IVYV - Ivy Variable Insurance Portfolios - Service Shares

AuguStar℠ Variable Account A

Statements of Assets and Contract Owners' Equity	December 31, 2024

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
AVIP - AVIP Bond Subaccount	5,613,343	$97,084,071	$94,079,629	$93,891,458	$188,171	$94,079,629
AVIP - AVIP BlackRock Balanced Allocation Subaccount	9,629,435	313,888,542	362,740,828	362,463,066	277,762	362,740,828
AVIP - AVIP BlackRock Advantage International Equity Subaccount	7,681,473	104,248,027	121,674,535	121,219,705	454,830	121,674,535
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	6,018,835	105,022,172	109,903,922	109,736,189	167,733	109,903,922
AVIP - AVIP AB Small Cap Subaccount	3,255,242	54,801,253	45,964,010	45,911,706	52,304	45,964,010
AVIP - AVIP AB Mid Cap Core Subaccount	1,158,520	34,131,479	38,601,883	38,535,175	66,708	38,601,883
AVIP - AVIP S&P 500® Index Subaccount	14,292,773	479,792,841	636,885,968	635,603,260	1,282,708	636,885,968
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2,101,990	34,785,246	42,165,910	42,127,965	37,945	42,165,910
AVIP - AVIP Federated High Income Bond Subaccount	2,249,401	41,069,248	42,986,054	42,876,408	109,646	42,986,054
AVIP - AVIP Nasdaq-100® Index Subaccount	11,186,233	193,955,997	198,443,766	198,145,453	298,313	198,443,766
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	4,455,220	129,682,354	174,288,222	173,030,053	1,258,169	174,288,222
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2,162,388	53,825,413	53,000,125	52,887,191	112,934	53,000,125
AVIP - AVIP S&P MidCap 400® Index Subaccount	9,584,023	189,085,425	212,381,947	211,793,974	587,973	212,381,947
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	39,260,511	284,449,518	422,835,708	422,131,143	704,565	422,835,708
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount (b)	78,346,585	1,074,426,273	1,227,690,995	1,227,309,447	381,548	1,227,690,995
AVIP - AVIP Federated Core Plus Bond Subaccount	35,638,143	351,411,640	318,961,378	318,157,127	804,251	318,961,378
AVIP - AVIP Intech U.S. Low Volatility Subaccount	48,589,217	488,682,315	604,449,855	604,145,140	304,715	604,449,855
AVIP - AVIP Constellation Managed Risk Balanced Subaccount (b)	51,105,436	466,303,608	521,786,506	521,413,575	372,931	521,786,506
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount (b)	34,773,170	356,476,952	456,919,451	456,856,679	62,772	456,919,451
AVIP - AVIP Constellation Managed Risk Growth Subaccount (b)	30,712,294	316,525,852	427,208,012	427,040,634	167,378	427,208,012
AVIP - AVIP Moderately Conservative Model Subaccount	15,854,831	173,013,511	176,939,909	176,381,879	558,030	176,939,909
AVIP - AVIP Balanced Model Subaccount	61,793,990	637,923,615	711,248,825	706,207,397	5,041,428	711,248,825
AVIP - AVIP Moderate Growth Model Subaccount	116,514,350	1,215,760,660	1,395,841,914	1,393,595,452	2,246,462	1,395,841,914
AVIP - AVIP Growth Model Subaccount	27,461,262	288,675,108	339,146,589	338,810,467	336,122	339,146,589
FIDI - VIP Growth Subaccount	16,231	1,168,670	1,573,440	1,573,440	0	1,573,440
FIDI - VIP Equity-Income Subaccount	25,452	587,008	676,761	676,761	0	676,761
FIDI - VIP High Income Subaccount	2,201	13,493	10,387	10,387	0	10,387
FIDS - VIP Government Money Market Subaccount	132,567,834	132,567,834	132,567,834	131,994,965	572,869	132,567,834
FID2 - VIP Mid Cap Subaccount	4,895,848	164,691,006	173,704,675	173,317,341	387,334	173,704,675
FID2 - VIP Growth Subaccount	1,248,919	104,359,231	115,824,773	115,702,250	122,523	115,824,773
FID2 - VIP Equity-Income Subaccount	5,045,296	114,886,497	128,655,040	128,481,608	173,432	128,655,040
FID2 - VIP Real Estate Subaccount	3,455,601	56,806,386	59,678,234	59,543,896	134,338	59,678,234
FID2 - VIP Target Volatility Subaccount	13,139,890	155,068,051	162,277,638	162,207,259	70,379	162,277,638
JASI - Janus Henderson Research Subaccount	83,447	2,841,493	4,956,759	4,789,372	167,387	4,956,759
JASI - Janus Henderson Overseas Subaccount	12,363	437,237	542,981	508,243	34,738	542,981
JASI - Janus Henderson Global Research Subaccount	24,865	1,082,228	1,805,174	1,744,281	60,893	1,805,174
JASI - Janus Henderson Balanced Subaccount	67,326	2,177,139	3,448,418	3,304,186	144,232	3,448,418
JASS - Janus Henderson Research Subaccount	558,727	20,601,858	31,534,576	31,480,860	53,716	31,534,576
JASS - Janus Henderson Global Research Subaccount	419,328	21,270,805	29,340,381	29,224,947	115,434	29,340,381
JASS - Janus Henderson Balanced Subaccount	4,825,504	190,426,621	262,459,164	261,367,711	1,091,453	262,459,164
JASS - Janus Henderson Overseas Subaccount	2,224,352	77,957,142	92,911,163	92,773,886	137,277	92,911,163
JASS - Janus Henderson Flexible Bond Subaccount	3,570,661	42,945,862	38,813,085	38,813,085	0	38,813,085
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2,335,400	47,632,194	49,510,482	49,510,482	0	49,510,482
LEGI - ClearBridge Variable Large Cap Value Subaccount	3,758,950	77,130,409	73,299,531	73,141,497	158,034	73,299,531
ASVT - VT Opportunity Subaccount	168,734	3,913,486	4,532,206	4,532,206	0	4,532,206
MSV2 - VIF Growth Subaccount	4,509,636	77,546,083	66,787,712	66,729,899	57,813	66,787,712
GSVI - U.S. Equity Insights Subaccount	862,547	15,377,179	18,700,012	18,549,888	150,124	18,700,012

AuguStar℠ Variable Account A

Statements of Assets and Contract Owners' Equity (continued)	December 31, 2024

			Assets	Contract owners' equity
	Shares	Cost	Investments, at fair value	Contracts in accumulation period (note 6)	Annuity reserves for contracts in payment period	Total contract owners' equity
GSVI - Strategic Growth Subaccount	829,924	$10,521,585	$12,772,524	$12,727,569	$44,955	$12,772,524
GSVS - U.S. Equity Insights Subaccount	406,922	7,818,743	8,911,592	8,911,592	0	8,911,592
GSVS - Strategic Growth Subaccount	1,554,692	20,446,466	23,584,674	23,311,046	273,628	23,584,674
GSVS - Trend Driven Allocation Subaccount	7,127,814	83,434,171	87,672,108	87,667,680	4,428	87,672,108
LAZS - Emerging Markets Equity Subaccount	4,381,460	88,088,049	94,858,607	94,772,418	86,189	94,858,607
LAZS - U.S. Small Cap Equity Select Subaccount	1,509,526	22,947,624	21,827,745	21,788,380	39,365	21,827,745
LAZS - International Equity Subaccount	6,127,580	61,951,225	57,047,772	57,020,375	27,397	57,047,772
LAZS - Global Dynamic Multi-Asset Subaccount	14,832,665	183,683,856	192,972,967	192,962,568	10,399	192,972,967
LINC - LVIP JPMorgan Small Cap Core Subaccount	2,249,362	47,857,013	48,797,665	48,764,431	33,234	48,797,665
ABVB - VPS Relative Value Subaccount	362,287	10,827,158	11,183,791	11,152,592	31,199	11,183,791
ABVB - VPS Small Cap Growth Subaccount	2,167,404	25,403,137	20,460,289	20,452,595	7,694	20,460,289
ABVB - VPS Global Risk Allocation-Moderate Subaccount	54,565,936	628,393,152	688,622,110	688,253,565	368,545	688,622,110
MFSI - New Discovery Subaccount	1,472,702	21,242,273	15,831,542	15,824,807	6,735	15,831,542
MFSI - Mid Cap Growth Subaccount	6,121,963	51,220,061	48,118,631	48,065,781	52,850	48,118,631
MFSI - Total Return Subaccount	4,541,210	104,498,695	102,813,004	102,626,899	186,105	102,813,004
MFS2 - Massachusetts Investors Growth Stock Subaccount	813,421	16,984,713	18,977,120	18,912,769	64,351	18,977,120
PVIA - Real Return Subaccount	10,387,086	129,815,733	119,555,362	119,298,171	257,191	119,555,362
PVIA - Global Bond Opportunities Subaccount	3,334,056	37,612,667	30,806,676	30,674,207	132,469	30,806,676
PVIA - CommodityRealReturn® Strategy Subaccount	2,433,696	17,423,720	13,263,641	13,244,928	18,713	13,263,641
PVIA - Short-Term Subaccount	7,404,675	75,961,474	76,416,250	76,365,052	51,198	76,416,250
PVIA - Low Duration Subaccount	2,725,353	27,061,854	26,272,403	26,191,704	80,699	26,272,403
CVTI - CVT S&P 500® Index Subaccount (a)	1,059	139,455	213,627	213,627	0	213,627
BNYS - Appreciation Subaccount	492,346	18,140,949	17,547,226	17,409,888	137,338	17,547,226
ROYI - Small-Cap Subaccount	9,771,260	87,198,876	92,045,270	91,875,386	169,884	92,045,270
ROYI - Micro-Cap Subaccount	4,018,026	39,285,394	39,175,758	39,160,550	15,208	39,175,758
AIMI - Invesco V.I. Comstock Series I Subaccount	1,522	25,088	31,543	31,543	0	31,543
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	1,198,746	41,482,253	39,426,772	39,310,543	116,229	39,426,772
NBAS - AMT Mid Cap Intrinsic Value Subaccount	1,418,419	25,175,531	28,935,743	28,823,764	111,979	28,935,743
FRT2 - Franklin Income VIP Subaccount	3,247,992	47,746,418	46,641,163	46,336,844	304,319	46,641,163
FRT2 - Franklin DynaTech VIP Subaccount	3,014,768	15,874,936	16,792,256	16,763,016	29,240	16,792,256
FRT2 - Templeton Foreign VIP Subaccount	1,815,029	24,696,968	24,974,800	24,941,141	33,659	24,974,800
FRT5 - Franklin VolSmart Allocation VIP Subaccount	10,256,591	120,854,134	137,746,015	137,735,715	10,300	137,746,015
FRT4 - Franklin Income VIP Subaccount	3,675,158	55,561,232	54,612,848	54,537,116	75,732	54,612,848
FRT4 - Franklin DynaTech VIP Subaccount	4,529,508	20,683,042	22,013,411	21,970,151	43,260	22,013,411
FRT4 - Templeton Foreign VIP Subaccount	2,944,601	40,204,657	41,430,534	41,373,760	56,774	41,430,534
FRT4 - Franklin Allocation VIP Subaccount	3,917,181	23,870,439	21,348,634	21,294,569	54,065	21,348,634
FEDS - Kaufmann Fund II Subaccount	1,992,258	35,632,814	35,342,654	35,319,599	23,055	35,342,654
IVYV - Macquarie VIP Asset Strategy Subaccount (a)	9,795,806	92,752,664	91,003,039	90,618,934	384,105	91,003,039
IVYV - Macquarie VIP Natural Resources Subaccount (a)	5,344,511	23,546,400	23,783,076	23,740,461	42,615	23,783,076
IVYV - Macquarie VIP Science and Technology Subaccount (a)	2,704,118	68,894,871	78,662,798	78,362,961	299,837	78,662,798

(a)	Name change effective on May 1, 2024:

CVTI - CVT S&P 500® Index Subaccount formerly known as CALI - VP S&P 500 Index Subaccount

IVYV - Macquarie VIP Asset Strategy Subaccount formerly known as IVYV - Delaware Ivy VIP Asset Strategy Subaccount

IVYV - Macquarie VIP Natural Resources Subaccount formerly known as IVYV - Delaware Ivy VIP Natural Resources Subaccount

IVYV - Macquarie VIP Science and Technology Subaccount formerly known as IVYV - Delaware Ivy VIP Science and Technology Subaccount

(b)	Name change effective on November 25, 2024:

AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount formerly known as AVIP - AVIP AB Risk Managed Balanced Subaccount

AVIP - AVIP Constellation Managed Risk Balanced Subaccount formerly known as AVIP - AVIP iShares Managed Risk Balanced Subaccount

AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount formerly known as AVIP - AVIP iShares Managed Risk Moderate Growth Subaccount

AVIP - AVIP Constellation Managed Risk Growth Subaccount formerly known as AVIP - AVIP iShares Managed Risk Growth Subaccount

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Operations	For the Period Ended December 31, 2024

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
AVIP - AVIP Bond Subaccount	$3,377,918	$(1,132,376)	$2,245,542	$0	$(459,396)	$(730,660)	$(1,190,056)	$1,055,486
AVIP - AVIP BlackRock Balanced Allocation Subaccount	5,974,719	(5,084,825)	889,894	6,223,386	9,972,316	46,449,929	56,422,245	63,535,525
AVIP - AVIP BlackRock Advantage International Equity Subaccount	3,080,755	(1,583,838)	1,496,917	0	4,193,595	85,580	4,279,175	5,776,092
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	0	(1,418,665)	(1,418,665)	7,420,799	140,158	21,655,287	21,795,445	27,797,579
AVIP - AVIP AB Small Cap Subaccount	195,379	(590,173)	(394,794)	0	(2,816,158)	8,502,029	5,685,871	5,291,077
AVIP - AVIP AB Mid Cap Core Subaccount	181,274	(527,979)	(346,705)	0	765,531	4,468,087	5,233,618	4,886,913
AVIP - AVIP S&P 500® Index Subaccount	7,286,731	(7,970,415)	(683,684)	42,835,246	36,841,070	49,954,609	86,795,679	128,947,241
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	652,300	(522,675)	129,625	804,822	1,792,646	2,877,365	4,670,011	5,604,458
AVIP - AVIP Federated High Income Bond Subaccount	2,595,038	(572,779)	2,022,259	0	643,285	(425,047)	218,238	2,240,497
AVIP - AVIP Nasdaq-100® Index Subaccount	919,797	(2,488,782)	(1,568,985)	36,174,931	4,979,907	2,373,333	7,353,240	41,959,186
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	1,488,695	(2,297,400)	(808,705)	4,247,879	9,619,850	26,535,510	36,155,360	39,594,534
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	42,339	(713,400)	(671,061)	0	(585,842)	6,071,247	5,485,405	4,814,344
AVIP - AVIP S&P MidCap 400® Index Subaccount	2,211,598	(2,829,217)	(617,619)	8,502,551	5,158,108	12,084,723	17,242,831	25,127,763
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	987,912	(5,545,027)	(4,557,115)	42,366,743	39,955,347	33,834,446	73,789,793	111,599,421
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	24,294,695	(17,645,134)	6,649,561	0	30,444,170	101,544,343	131,988,513	138,638,074
AVIP - AVIP Federated Core Plus Bond Subaccount	10,101,389	(4,338,563)	5,762,826	0	(6,730,548)	2,418,110	(4,312,438)	1,450,388
AVIP - AVIP Intech U.S. Low Volatility Subaccount	9,043,516	(8,784,028)	259,488	0	25,958,252	84,815,426	110,773,678	111,033,166
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	14,194,355	(7,329,052)	6,865,303	0	11,907,000	23,102,379	35,009,379	41,874,682
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	10,226,456	(6,342,584)	3,883,872	9,821,914	21,650,418	11,387,648	33,038,066	46,743,852
AVIP - AVIP Constellation Managed Risk Growth Subaccount	8,317,665	(5,946,572)	2,371,093	11,531,284	22,557,617	19,554,054	42,111,671	56,014,048
AVIP - AVIP Moderately Conservative Model Subaccount	4,592,512	(2,364,467)	2,228,045	591,623	438,455	8,571,574	9,010,029	11,829,697
AVIP - AVIP Balanced Model Subaccount	15,096,675	(9,788,576)	5,308,099	0	13,335,228	42,601,057	55,936,285	61,244,384
AVIP - AVIP Moderate Growth Model Subaccount	23,335,717	(18,917,483)	4,418,234	0	27,774,887	117,157,664	144,932,551	149,350,785
AVIP - AVIP Growth Model Subaccount	4,491,213	(4,326,419)	164,794	0	6,146,709	34,078,334	40,225,043	40,389,837
FIDI - VIP Growth Subaccount	13	(20,637)	(20,624)	332,206	95,924	(17,297)	78,627	390,209
FIDI - VIP Equity-Income Subaccount	11,888	(8,914)	2,974	38,825	10,075	36,291	46,366	88,165
FIDI - VIP High Income Subaccount	613	(142)	471	0	(443)	773	330	801
FIDS - VIP Government Money Market Subaccount	6,877,338	(1,776,472)	5,100,866	0	(122,551)	0	(122,551)	4,978,315
FID2 - VIP Mid Cap Subaccount	594,388	(2,366,770)	(1,772,382)	23,345,594	5,363,308	(222,510)	5,140,798	26,714,010
FID2 - VIP Growth Subaccount	0	(1,472,107)	(1,472,107)	25,265,595	8,549,503	(3,625,403)	4,924,100	28,717,588
FID2 - VIP Equity-Income Subaccount	2,046,268	(1,746,904)	299,364	7,775,123	5,592,586	4,324,699	9,917,285	17,991,772
FID2 - VIP Real Estate Subaccount	2,323,241	(814,709)	1,508,532	0	1,230,360	697,526	1,927,886	3,436,418
FID2 - VIP Target Volatility Subaccount	2,890,185	(2,361,787)	528,398	1,509,034	2,177,987	10,271,143	12,449,130	14,486,562
JASI - Janus Henderson Research Subaccount	1,444	(68,571)	(67,127)	137,347	309,173	979,412	1,288,585	1,358,805
JASI - Janus Henderson Overseas Subaccount	8,708	(10,338)	(1,630)	0	74,998	(29,089)	45,909	44,279
JASI - Janus Henderson Global Research Subaccount	13,256	(23,293)	(10,037)	56,322	71,361	225,525	296,886	343,171
JASI - Janus Henderson Balanced Subaccount	69,672	(41,360)	28,312	0	132,554	278,831	411,385	439,697
JASS - Janus Henderson Research Subaccount	0	(373,588)	(373,588)	862,607	1,890,431	5,756,306	7,646,737	8,135,756
JASS - Janus Henderson Global Research Subaccount	177,806	(392,321)	(214,515)	999,696	1,691,071	3,432,104	5,123,175	5,908,356
JASS - Janus Henderson Balanced Subaccount	4,744,891	(3,647,478)	1,097,413	0	20,277,822	15,134,411	35,412,233	36,509,646
JASS - Janus Henderson Overseas Subaccount	1,258,958	(1,288,337)	(29,379)	0	4,060,769	337,570	4,398,339	4,368,960
JASS - Janus Henderson Flexible Bond Subaccount	1,647,120	(514,927)	1,132,193	0	(1,033,158)	77,415	(955,743)	176,450
LEGI - ClearBridge Variable Dividend Strategy Subaccount	636,013	(620,754)	15,259	5,202,085	905,217	1,054,900	1,960,117	7,177,461

AuguStar℠ Variable Account A

Statements of Operations (continued)	For the Period Ended December 31, 2024

	Investment activity:				Realized and change in unrealized gain (loss) on investments:
	Reinvested dividends	Risk and administrative expense (note 2)	Net investment activity	Reinvested capital gains	Realized gain (loss)	Change in unrealized gain (loss)	Net gain (loss) on investments	Net increase (decrease) in contract owners' equity from operations
LEGI - ClearBridge Variable Large Cap Value Subaccount	$919,913	$(996,292)	$(76,379)	$11,064,218	$1,063,876	$(6,941,361)	$(5,877,485)	$5,110,354
ASVT - VT Opportunity Subaccount	2,096	(57,010)	(54,914)	438,548	33,614	133,544	167,158	550,792
MSV2 - VIF Growth Subaccount	0	(725,947)	(725,947)	0	(10,244,355)	32,533,103	22,288,748	21,562,801
GSVI - U.S. Equity Insights Subaccount	119,227	(248,781)	(129,554)	2,575,760	1,217,506	864,066	2,081,572	4,527,778
GSVI - Strategic Growth Subaccount	0	(160,551)	(160,551)	960,286	492,075	2,075,340	2,567,415	3,367,150
GSVS - U.S. Equity Insights Subaccount	36,214	(112,106)	(75,892)	1,185,197	510,711	574,909	1,085,620	2,194,925
GSVS - Strategic Growth Subaccount	0	(301,858)	(301,858)	1,782,326	672,659	4,101,116	4,773,775	6,254,243
GSVS - Trend Driven Allocation Subaccount	2,793,825	(1,253,362)	1,540,463	0	1,036,547	6,815,383	7,851,930	9,392,393
LAZS - Emerging Markets Equity Subaccount	3,394,650	(1,335,662)	2,058,988	0	2,890,679	1,975,551	4,866,230	6,925,218
LAZS - U.S. Small Cap Equity Select Subaccount	0	(297,465)	(297,465)	807,991	(397,061)	2,005,723	1,608,662	2,119,188
LAZS - International Equity Subaccount	1,803,056	(834,825)	968,231	145,906	(848,180)	3,218,537	2,370,357	3,484,494
LAZS - Global Dynamic Multi-Asset Subaccount	0	(2,835,473)	(2,835,473)	0	1,515,288	16,326,177	17,841,465	15,005,992
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	393,869	(684,670)	(290,801)	740,485	128,401	4,654,156	4,782,557	5,232,241
ABVB - VPS Relative Value Subaccount	150,286	(147,201)	3,085	422,871	159,798	863,643	1,023,441	1,449,397
ABVB - VPS Small Cap Growth Subaccount	0	(257,903)	(257,903)	0	(2,642,180)	6,076,191	3,434,011	3,176,108
ABVB - VPS Global Risk Allocation-Moderate Subaccount	13,716,575	(9,840,209)	3,876,366	0	10,410,594	61,953,516	72,364,110	76,240,476
MFSI - New Discovery Subaccount	0	(215,321)	(215,321)	0	(1,800,041)	2,911,901	1,111,860	896,539
MFSI - Mid Cap Growth Subaccount	0	(636,733)	(636,733)	3,598,677	(849,247)	3,966,251	3,117,004	6,078,948
MFSI - Total Return Subaccount	2,545,502	(1,487,996)	1,057,506	5,460,070	269,550	162,796	432,346	6,949,922
MFS2 - Massachusetts Investors Growth Stock Subaccount	26,649	(261,028)	(234,379)	1,854,024	863,878	449,211	1,313,089	2,932,734
PVIA - Real Return Subaccount	3,352,003	(1,693,529)	1,658,474	0	(3,444,203)	2,787,623	(656,580)	1,001,894
PVIA - Global Bond Opportunities Subaccount	1,130,528	(411,496)	719,032	0	(1,723,658)	420,410	(1,303,248)	(584,216)
PVIA - CommodityRealReturn® Strategy Subaccount	313,917	(183,938)	129,979	0	(1,737,666)	2,052,803	315,137	445,116
PVIA - Short-Term Subaccount	3,814,979	(987,416)	2,827,563	0	279,941	545,154	825,095	3,652,658
PVIA - Low Duration Subaccount	1,080,386	(345,476)	734,910	0	(391,550)	497,394	105,844	840,754
CVTI - CVT S&P 500® Index Subaccount	2,470	(2,620)	(150)	11,128	14,768	18,734	33,502	44,480
BNYS - Appreciation Subaccount	33,630	(250,407)	(216,777)	1,399,527	(236,822)	1,002,397	765,575	1,948,325
ROYI - Small-Cap Subaccount	1,118,683	(1,273,064)	(154,381)	3,781,054	1,778,784	(3,449,051)	(1,670,267)	1,956,406
ROYI - Micro-Cap Subaccount	0	(521,658)	(521,658)	2,664,132	(81,400)	2,521,197	2,439,797	4,582,271
AIMI - Invesco V.I. Comstock Series I Subaccount	544	(281)	263	2,200	488	1,099	1,587	4,050
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	639,216	(549,643)	89,573	221,359	(39,155)	(511,751)	(550,906)	(239,974)
NBAS - AMT Mid Cap Intrinsic Value Subaccount	80,050	(393,649)	(313,599)	793,607	965,352	746,973	1,712,325	2,192,333
FRT2 - Franklin Income VIP Subaccount	2,590,793	(653,584)	1,937,209	212,266	(500,605)	1,178,562	677,957	2,827,432
FRT2 - Franklin DynaTech VIP Subaccount	0	(214,867)	(214,867)	0	(172,458)	4,475,875	4,303,417	4,088,550
FRT2 - Templeton Foreign VIP Subaccount	659,632	(354,169)	305,463	0	322,299	(1,152,506)	(830,207)	(524,744)
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2,939,917	(2,028,881)	911,036	2,094,518	4,525,488	7,528,032	12,053,520	15,059,074
FRT4 - Franklin Income VIP Subaccount	2,922,425	(728,061)	2,194,364	243,568	(451,324)	1,316,694	865,370	3,303,302
FRT4 - Franklin DynaTech VIP Subaccount	0	(269,218)	(269,218)	0	(243,154)	6,054,917	5,811,763	5,542,545
FRT4 - Templeton Foreign VIP Subaccount	1,011,728	(575,983)	435,745	0	748,112	(1,980,580)	(1,232,468)	(796,723)
FRT4 - Franklin Allocation VIP Subaccount	418,477	(277,719)	140,758	0	(628,848)	2,131,865	1,503,017	1,643,775
FEDS - Kaufmann Fund II Subaccount	250,479	(472,638)	(222,159)	1,168,131	(555,523)	4,978,338	4,422,815	5,368,787
IVYV - Macquarie VIP Asset Strategy Subaccount	1,741,180	(1,235,266)	505,914	3,479,734	40,575	6,055,140	6,095,715	10,081,363
IVYV - Macquarie VIP Natural Resources Subaccount	1,491,533	(346,514)	1,145,019	0	466,533	(1,963,440)	(1,496,907)	(351,888)
IVYV - Macquarie VIP Science and Technology Subaccount	0	(1,008,853)	(1,008,853)	2,438,953	1,259,130	17,611,579	18,870,709	20,300,809

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Bond Subaccount	AVIP - AVIP Bond Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Balanced Allocation Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount	AVIP - AVIP BlackRock Advantage International Equity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,245,542	$1,644,409	$889,894	$1,488,059	$1,496,917	$2,692,017
Reinvested capital gains	0	0	6,223,386	0	0	0
Realized gain (loss)	(459,396)	(1,062,573)	9,972,316	(7,693,342)	4,193,595	2,530,286
Change in unrealized gain (loss)	(730,660)	5,033,321	46,449,929	75,085,879	85,580	14,262,439
Net increase (decrease) in contract owners' equity from operations	1,055,486	5,615,157	63,535,525	68,880,596	5,776,092	19,484,742
Equity transactions:
Contract purchase payments (note 1)	154,672	101,153	223,136	484,687	483,926	370,666
Extra credit fund deposit (note 1)	111	698	287	1,299	648	2,115
Transfers (to) and from other subaccounts	21,774,471	9,587,429	(9,799,901)	(13,641,114)	11,918,253	(7,080,088)
Transfers (to) and from fixed dollar contract	123,761	523,677	654,406	(187,386)	47,667	327,938
Withdrawals and surrenders	(9,363,631)	(5,712,185)	(49,821,899)	(35,574,996)	(9,701,808)	(6,854,752)
Surrender charges (note 2)	(4,506)	(2,233)	(26,515)	(51,040)	(7,435)	(3,523)
Annual contract charges (note 2)	(1,104,461)	(1,064,783)	(5,812,829)	(6,056,649)	(1,399,321)	(1,464,991)
Annuity and death benefit payments	(5,293,093)	(5,530,675)	(19,644,268)	(18,430,963)	(7,256,123)	(6,931,403)
Net equity transactions	6,287,324	(2,096,919)	(84,227,583)	(73,456,162)	(5,914,193)	(21,634,038)
Net change in contract owners' equity	7,342,810	3,518,238	(20,692,058)	(4,575,566)	(138,101)	(2,149,296)
Contract owners' equity:
Beginning of period	86,736,819	83,218,581	383,432,886	388,008,452	121,812,636	123,961,932
End of period	$94,079,629	$86,736,819	$362,740,828	$383,432,886	$121,674,535	$121,812,636

Change in units:
Beginning units	4,502,853	4,627,742	13,783,396	16,659,061	8,087,896	9,665,767
Units purchased	1,289,195	662,667	293,617	490,061	939,811	399,416
Units redeemed	(994,739)	(787,556)	(3,033,241)	(3,365,726)	(1,358,800)	(1,977,287)
Ending units	4,797,309	4,502,853	11,043,772	13,783,396	7,668,907	8,087,896

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Small Cap Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount	AVIP - AVIP AB Mid Cap Core Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,418,665)	$(715,853)	$(394,794)	$(581,621)	$(346,705)	$(323,163)
Reinvested capital gains	7,420,799	9,369,614	0	0	0	0
Realized gain (loss)	140,158	(5,054,811)	(2,816,158)	(4,342,427)	765,531	(642,964)
Change in unrealized gain (loss)	21,655,287	13,807,202	8,502,029	11,673,312	4,468,087	6,636,233
Net increase (decrease) in contract owners' equity from operations	27,797,579	17,406,152	5,291,077	6,749,264	4,886,913	5,670,106
Equity transactions:
Contract purchase payments (note 1)	243,898	157,729	304,950	86,129	76,490	27,212
Extra credit fund deposit (note 1)	199	47	13	0	12	122
Transfers (to) and from other subaccounts	(5,721,538)	57,616,678	503,877	471,795	(505,663)	723,246
Transfers (to) and from fixed dollar contract	83,309	3,053	(255,297)	9,847	(141,916)	(183,925)
Withdrawals and surrenders	(7,539,920)	(2,970,322)	(4,285,008)	(3,004,375)	(3,906,974)	(1,888,510)
Surrender charges (note 2)	(1,440)	(3,455)	(3,210)	(3,106)	(5,506)	(2,162)
Annual contract charges (note 2)	(1,282,287)	(650,082)	(501,407)	(526,752)	(464,193)	(451,336)
Annuity and death benefit payments	(5,483,714)	(3,461,705)	(1,787,351)	(2,176,157)	(1,882,053)	(1,763,968)
Net equity transactions	(19,701,493)	50,691,943	(6,023,433)	(5,142,619)	(6,829,803)	(3,539,321)
Net change in contract owners' equity	8,096,086	68,098,095	(732,356)	1,606,645	(1,942,890)	2,130,785
Contract owners' equity:
Beginning of period	101,807,836	33,709,741	46,696,366	45,089,721	40,544,773	38,413,988
End of period	$109,903,922	$101,807,836	$45,964,010	$46,696,366	$38,601,883	$40,544,773

Change in units:
Beginning units	3,350,975	1,463,784	1,807,362	2,013,652	920,963	1,005,855
Units purchased	108,602	2,278,653	130,520	123,653	45,376	49,470
Units redeemed	(663,398)	(391,462)	(347,053)	(329,943)	(190,081)	(134,362)
Ending units	2,796,179	3,350,975	1,590,829	1,807,362	776,258	920,963

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP S&P 500® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	AVIP - AVIP Federated High Income Bond Subaccount	AVIP - AVIP Federated High Income Bond Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(683,684)	$383,529	$129,625	$306,325	$2,022,259	$2,219,537
Reinvested capital gains	42,835,246	23,841,106	804,822	442,069	0	0
Realized gain (loss)	36,841,070	16,024,873	1,792,646	363,474	643,285	215,190
Change in unrealized gain (loss)	49,954,609	71,248,210	2,877,365	3,513,528	(425,047)	2,515,817
Net increase (decrease) in contract owners' equity from operations	128,947,241	111,497,718	5,604,458	4,625,396	2,240,497	4,950,544
Equity transactions:
Contract purchase payments (note 1)	2,497,122	1,684,946	42,577	27,133	64,331	87,435
Extra credit fund deposit (note 1)	3,341	2,708	334	52	342	2,387
Transfers (to) and from other subaccounts	(3,045,606)	88,696,418	1,294,929	107,920	2,403,925	3,196,578
Transfers (to) and from fixed dollar contract	731,539	(225,067)	(151,278)	(39,248)	44,702	449,065
Withdrawals and surrenders	(51,222,694)	(34,626,389)	(3,849,795)	(2,483,714)	(6,075,510)	(3,124,563)
Surrender charges (note 2)	(27,497)	(30,572)	(349)	(1,314)	(2,448)	(971)
Annual contract charges (note 2)	(6,584,367)	(5,407,474)	(495,097)	(501,157)	(513,049)	(544,247)
Annuity and death benefit payments	(28,163,461)	(20,946,933)	(2,095,477)	(2,276,927)	(2,654,129)	(3,264,444)
Net equity transactions	(85,811,623)	29,147,637	(5,254,156)	(5,167,255)	(6,731,836)	(3,198,760)
Net change in contract owners' equity	43,135,618	140,645,355	350,302	(541,859)	(4,491,339)	1,751,784
Contract owners' equity:
Beginning of period	593,750,350	453,104,995	41,815,608	42,357,467	47,477,393	45,725,609
End of period	$636,885,968	$593,750,350	$42,165,910	$41,815,608	$42,986,054	$47,477,393

Change in units:
Beginning units	12,847,778	12,135,600	1,514,889	1,715,557	1,689,513	1,811,518
Units purchased	994,237	2,956,137	145,997	73,250	127,106	202,973
Units redeemed	(2,654,221)	(2,243,959)	(315,180)	(273,918)	(366,168)	(324,978)
Ending units	11,187,794	12,847,778	1,345,706	1,514,889	1,450,451	1,689,513

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP Nasdaq-100® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(1,568,985)	$(1,322,166)	$(808,705)	$(429,844)	$(671,061)	$(680,701)
Reinvested capital gains	36,174,931	15,171,633	4,247,879	574,591	0	0
Realized gain (loss)	4,979,907	(4,512,934)	9,619,850	174,702	(585,842)	(2,404,573)
Change in unrealized gain (loss)	2,373,333	62,406,231	26,535,510	36,736,304	6,071,247	12,491,193
Net increase (decrease) in contract owners' equity from operations	41,959,186	71,742,764	39,594,534	37,055,753	4,814,344	9,405,919
Equity transactions:
Contract purchase payments (note 1)	876,227	950,320	296,632	264,770	332,811	173,751
Extra credit fund deposit (note 1)	2,943	177	933	1,270	82	74
Transfers (to) and from other subaccounts	(8,978,727)	(7,348,182)	(11,632,036)	(5,869,969)	(1,345,305)	142,883
Transfers (to) and from fixed dollar contract	41,831	345,398	(137,833)	(88,287)	21,094	(39,878)
Withdrawals and surrenders	(17,033,409)	(8,610,271)	(16,619,469)	(11,740,157)	(4,294,408)	(2,812,906)
Surrender charges (note 2)	(8,767)	(6,343)	(21,182)	(12,591)	(2,517)	(1,749)
Annual contract charges (note 2)	(2,088,426)	(1,969,302)	(1,681,872)	(1,724,950)	(614,262)	(633,796)
Annuity and death benefit payments	(8,018,711)	(7,599,114)	(9,588,797)	(9,519,011)	(2,417,228)	(2,794,708)
Net equity transactions	(35,207,039)	(24,237,317)	(39,383,624)	(28,688,925)	(8,319,733)	(5,966,329)
Net change in contract owners' equity	6,752,147	47,505,447	210,910	8,366,828	(3,505,389)	3,439,590
Contract owners' equity:
Beginning of period	191,691,619	144,186,172	174,077,312	165,710,484	56,505,514	53,065,924
End of period	$198,443,766	$191,691,619	$174,288,222	$174,077,312	$53,000,125	$56,505,514

Change in units:
Beginning units	5,251,622	6,035,849	3,832,822	4,533,132	1,871,686	2,085,987
Units purchased	726,455	623,090	50,100	83,054	100,243	99,606
Units redeemed	(1,585,386)	(1,407,317)	(799,832)	(783,364)	(358,935)	(313,907)
Ending units	4,392,691	5,251,622	3,083,090	3,832,822	1,612,994	1,871,686

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP S&P MidCap 400® Index Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(617,619)	$310,595	$(4,557,115)	$(4,227,678)	$6,649,561	$(2,906,090)
Reinvested capital gains	8,502,551	8,451,772	42,366,743	2,544,819	0	0
Realized gain (loss)	5,158,108	33,550	39,955,347	11,333,883	30,444,170	(9,073,492)
Change in unrealized gain (loss)	12,084,723	9,593,452	33,834,446	112,685,980	101,544,343	147,964,294
Net increase (decrease) in contract owners' equity from operations	25,127,763	18,389,369	111,599,421	122,337,004	138,638,074	135,984,712
Equity transactions:
Contract purchase payments (note 1)	562,112	192,949	411,850	391,569	862,087	1,194,232
Extra credit fund deposit (note 1)	293	125	5,129	4,629	1,895	1,960
Transfers (to) and from other subaccounts	(2,384,928)	159,647,332	(45,080,667)	17,287,337	(12,584,110)	285,958,394
Transfers (to) and from fixed dollar contract	(297,584)	211,630	(495,919)	(146,881)	(85,430)	(951)
Withdrawals and surrenders	(16,237,728)	(5,174,361)	(40,442,752)	(20,135,343)	(158,885,376)	(94,288,074)
Surrender charges (note 2)	(6,819)	(5,939)	(34,648)	(24,359)	(98,801)	(115,436)
Annual contract charges (note 2)	(2,445,092)	(1,171,490)	(4,589,712)	(4,296,820)	(22,159,061)	(19,716,127)
Annuity and death benefit payments	(9,684,784)	(5,448,892)	(20,129,651)	(18,576,602)	(72,626,621)	(57,601,495)
Net equity transactions	(30,494,530)	148,251,354	(110,356,370)	(25,496,470)	(265,575,417)	115,432,503
Net change in contract owners' equity	(5,366,767)	166,640,723	1,243,051	96,840,534	(126,937,343)	251,417,215
Contract owners' equity:
Beginning of period	217,748,714	51,107,991	421,592,657	324,752,123	1,354,628,338	1,103,211,123
End of period	$212,381,947	$217,748,714	$422,835,708	$421,592,657	$1,227,690,995	$1,354,628,338

Change in units:
Beginning units	8,798,358	2,353,794	10,882,385	11,648,233	77,505,959	70,335,025
Units purchased	524,491	7,260,425	98,687	1,266,721	1,200,395	19,539,762
Units redeemed	(1,667,986)	(815,861)	(2,526,287)	(2,032,569)	(15,399,015)	(12,368,828)
Ending units	7,654,863	8,798,358	8,454,785	10,882,385	63,307,339	77,505,959

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Federated Core Plus Bond Subaccount	AVIP - AVIP Federated Core Plus Bond Subaccount	AVIP - AVIP Intech U.S. Low Volatility Subaccount	AVIP - AVIP Intech U.S. Low Volatility Subaccount	AVIP - AVIP Constellation Managed Risk Balanced Subaccount	AVIP - AVIP Constellation Managed Risk Balanced Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,762,826	$3,851,067	$259,488	$(1,170,759)	$6,865,303	$(1,541,504)
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	(6,730,548)	(7,985,112)	25,958,252	2,587,346	11,907,000	(579,914)
Change in unrealized gain (loss)	2,418,110	17,271,052	84,815,426	32,556,626	23,102,379	69,710,052
Net increase (decrease) in contract owners' equity from operations	1,450,388	13,137,007	111,033,166	33,973,213	41,874,682	67,588,634
Equity transactions:
Contract purchase payments (note 1)	813,695	552,619	386,638	925,531	345,941	720,771
Extra credit fund deposit (note 1)	965	3,765	1,485	1,648	926	1,407
Transfers (to) and from other subaccounts	27,334,214	55,136,536	(22,869,072)	2,053,917	14,339,721	(6,634,967)
Transfers (to) and from fixed dollar contract	(316,357)	45,124	(443,521)	(179,477)	(10,943)	(7,985)
Withdrawals and surrenders	(31,153,015)	(16,809,516)	(90,638,657)	(63,891,768)	(61,644,519)	(41,900,692)
Surrender charges (note 2)	(7,444)	(19,095)	(54,312)	(156,428)	(40,186)	(62,692)
Annual contract charges (note 2)	(5,000,452)	(5,007,841)	(10,150,429)	(10,749,678)	(9,756,545)	(10,381,711)
Annuity and death benefit payments	(19,355,373)	(19,975,206)	(32,072,832)	(30,711,751)	(33,571,816)	(33,681,796)
Net equity transactions	(27,683,767)	13,926,386	(155,840,700)	(102,708,006)	(90,337,421)	(91,947,665)
Net change in contract owners' equity	(26,233,379)	27,063,393	(44,807,534)	(68,734,793)	(48,462,739)	(24,359,031)
Contract owners' equity:
Beginning of period	345,194,757	318,131,364	649,257,389	717,992,182	570,249,245	594,608,276
End of period	$318,961,378	$345,194,757	$604,449,855	$649,257,389	$521,786,506	$570,249,245

Change in units:
Beginning units	39,348,310	37,662,643	61,116,286	71,077,647	60,073,900	70,440,828
Units purchased	4,169,192	7,694,279	814,776	2,966,412	2,007,036	1,042,980
Units redeemed	(7,352,804)	(6,008,612)	(13,885,974)	(12,927,773)	(11,054,261)	(11,409,908)
Ending units	36,164,698	39,348,310	48,045,088	61,116,286	51,026,675	60,073,900

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	AVIP - AVIP Constellation Managed Risk Growth Subaccount	AVIP - AVIP Constellation Managed Risk Growth Subaccount	AVIP - AVIP Moderately Conservative Model Subaccount	AVIP - AVIP Moderately Conservative Model Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$3,883,872	$(6,255,059)	$2,371,093	$(5,683,969)	$2,228,045	$5,658,302
Reinvested capital gains	9,821,914	0	11,531,284	0	591,623	7,209,220
Realized gain (loss)	21,650,418	9,953,867	22,557,617	9,982,744	438,455	(1,517,253)
Change in unrealized gain (loss)	11,387,648	62,329,763	19,554,054	67,276,593	8,571,574	8,403,397
Net increase (decrease) in contract owners' equity from operations	46,743,852	66,028,571	56,014,048	71,575,368	11,829,697	19,753,666
Equity transactions:
Contract purchase payments (note 1)	348,260	328,267	309,120	295,288	177,426	269,306
Extra credit fund deposit (note 1)	372	645	568	2,216	0	257
Transfers (to) and from other subaccounts	5,490,242	4,722,451	(763,833)	(1,281,140)	1,879,418	1,157,585
Transfers (to) and from fixed dollar contract	(215,451)	498,522	(2,732)	22,847	(11,719)	(2,172,732)
Withdrawals and surrenders	(43,960,258)	(28,559,263)	(34,050,931)	(20,118,203)	(10,741,011)	(14,297,328)
Surrender charges (note 2)	(26,151)	(35,765)	(20,854)	(26,910)	(1,250)	(9,568)
Annual contract charges (note 2)	(8,563,241)	(8,762,773)	(8,156,855)	(8,226,784)	(3,370,236)	(3,651,721)
Annuity and death benefit payments	(30,863,091)	(26,908,374)	(26,695,536)	(24,180,007)	(17,359,043)	(17,866,384)
Net equity transactions	(77,789,318)	(58,716,290)	(69,381,053)	(53,512,693)	(29,426,415)	(36,570,585)
Net change in contract owners' equity	(31,045,466)	7,312,281	(13,367,005)	18,062,675	(17,596,718)	(16,816,919)
Contract owners' equity:
Beginning of period	487,964,917	480,652,636	440,575,017	422,512,342	194,536,627	211,353,546
End of period	$456,919,451	$487,964,917	$427,208,012	$440,575,017	$176,939,909	$194,536,627

Change in units:
Beginning units	40,298,443	45,507,279	35,295,300	39,957,823	15,750,346	18,915,187
Units purchased	888,220	1,450,593	741,870	1,243,784	361,493	376,016
Units redeemed	(6,899,232)	(6,659,429)	(5,839,655)	(5,906,307)	(2,659,394)	(3,540,857)
Ending units	34,287,431	40,298,443	30,197,515	35,295,300	13,452,445	15,750,346

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AVIP - AVIP Balanced Model Subaccount	AVIP - AVIP Balanced Model Subaccount	AVIP - AVIP Moderate Growth Model Subaccount	AVIP - AVIP Moderate Growth Model Subaccount	AVIP - AVIP Growth Model Subaccount	AVIP - AVIP Growth Model Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,308,099	$27,361,313	$4,418,234	$66,530,722	$164,794	$18,410,544
Reinvested capital gains	0	48,178,358	0	122,887,992	0	34,360,785
Realized gain (loss)	13,335,228	6,042,494	27,774,887	12,352,564	6,146,709	3,855,699
Change in unrealized gain (loss)	42,601,057	9,556,964	117,157,664	3,464,963	34,078,334	(3,366,496)
Net increase (decrease) in contract owners' equity from operations	61,244,384	91,139,129	149,350,785	205,236,241	40,389,837	53,260,532
Equity transactions:
Contract purchase payments (note 1)	1,176,813	3,719,200	1,994,127	1,718,259	571,108	1,081,131
Extra credit fund deposit (note 1)	1,584	1,160	45,884	3,136	1,519	2,539
Transfers (to) and from other subaccounts	2,525,599	(1,837,410)	(23,837,448)	(4,136,651)	(2,745,522)	(5,899,989)
Transfers (to) and from fixed dollar contract	(341,102)	(314,140)	(1,694,896)	(597,336)	(216,211)	(587,857)
Withdrawals and surrenders	(60,056,905)	(36,154,726)	(105,986,235)	(61,425,953)	(18,823,189)	(14,443,807)
Surrender charges (note 2)	(39,414)	(27,946)	(29,484)	(21,617)	(6,499)	(6,891)
Annual contract charges (note 2)	(13,017,918)	(13,451,477)	(22,907,903)	(23,811,889)	(4,742,556)	(4,918,937)
Annuity and death benefit payments	(55,411,205)	(54,519,640)	(80,075,230)	(81,352,996)	(17,273,197)	(16,291,767)
Net equity transactions	(125,162,548)	(102,584,979)	(232,491,185)	(169,625,047)	(43,234,547)	(41,065,578)
Net change in contract owners' equity	(63,918,164)	(11,445,850)	(83,140,400)	35,611,194	(2,844,710)	12,194,954
Contract owners' equity:
Beginning of period	775,166,989	786,612,839	1,478,982,314	1,443,371,120	341,991,299	329,796,345
End of period	$711,248,825	$775,166,989	$1,395,841,914	$1,478,982,314	$339,146,589	$341,991,299

Change in units:
Beginning units	58,208,959	66,733,149	102,124,387	114,890,678	22,013,278	24,899,672
Units purchased	811,918	817,818	603,521	998,415	185,872	190,822
Units redeemed	(9,756,129)	(9,342,008)	(15,671,375)	(13,764,706)	(2,773,534)	(3,077,216)
Ending units	49,264,748	58,208,959	87,056,533	102,124,387	19,425,616	22,013,278

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FIDI - VIP Growth Subaccount	FIDI - VIP Growth Subaccount	FIDI - VIP Equity-Income Subaccount	FIDI - VIP Equity-Income Subaccount	FIDI - VIP High Income Subaccount	FIDI - VIP High Income Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(20,624)	$(15,440)	$2,974	$3,202	$471	$446
Reinvested capital gains	332,206	59,116	38,825	17,337	0	0
Realized gain (loss)	95,924	69,778	10,075	7,490	(443)	(1,084)
Change in unrealized gain (loss)	(17,297)	281,224	36,291	26,797	773	1,652
Net increase (decrease) in contract owners' equity from operations	390,209	394,678	88,165	54,826	801	1,014
Equity transactions:
Contract purchase payments (note 1)	921	1,672	180	162	0	0
Extra credit fund deposit (note 1)	0	0	0	0	0	0
Transfers (to) and from other subaccounts	0	5,039	0	0	0	0
Transfers (to) and from fixed dollar contract	0	0	0	0	0	0
Withdrawals and surrenders	(105,400)	(182,031)	(33,345)	(93,661)	(1,234)	(923)
Surrender charges (note 2)	(7)	(16)	(5)	(383)	(2)	0
Annual contract charges (note 2)	(403)	(475)	(145)	(190)	(13)	(18)
Annuity and death benefit payments	(101,033)	(65,695)	(4,533)	(21,014)	(204)	(1,820)
Net equity transactions	(205,922)	(241,506)	(37,848)	(115,086)	(1,453)	(2,761)
Net change in contract owners' equity	184,287	153,172	50,317	(60,260)	(652)	(1,747)
Contract owners' equity:
Beginning of period	1,389,153	1,235,981	626,444	686,704	11,039	12,786
End of period	$1,573,440	$1,389,153	$676,761	$626,444	$10,387	$11,039

Change in units:
Beginning units	15,340	18,356	12,360	14,799	509	643
Units purchased	9	83	2	4	1	0
Units redeemed	(1,849)	(3,099)	(635)	(2,443)	(64)	(134)
Ending units	13,500	15,340	11,727	12,360	446	509

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FIDS - VIP Government Money Market Subaccount	FIDS - VIP Government Money Market Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Mid Cap Subaccount	FID2 - VIP Growth Subaccount	FID2 - VIP Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$5,100,866	$5,206,718	$(1,772,382)	$(1,581,169)	$(1,472,107)	$(1,154,757)
Reinvested capital gains	0	0	23,345,594	4,927,587	25,265,595	4,431,724
Realized gain (loss)	(122,551)	193,768	5,363,308	(204,717)	8,549,503	1,257,365
Change in unrealized gain (loss)	0	0	(222,510)	18,884,404	(3,625,403)	22,880,808
Net increase (decrease) in contract owners' equity from operations	4,978,315	5,400,486	26,714,010	22,026,105	28,717,588	27,415,140
Equity transactions:
Contract purchase payments (note 1)	13,398,487	18,423,529	191,448	257,812	252,279	59,934
Extra credit fund deposit (note 1)	228	327	2,142	2,265	1,532	552
Transfers (to) and from other subaccounts	73,772,173	29,653,956	(5,970,607)	1,126,075	1,102,123	114,454
Transfers (to) and from fixed dollar contract	92,694	2,432,798	(61,373)	14,894	98,388	(161,535)
Withdrawals and surrenders	(92,798,916)	(47,364,032)	(15,767,684)	(9,842,668)	(10,209,452)	(4,781,034)
Surrender charges (note 2)	(52,649)	(44,502)	(9,267)	(9,821)	(5,099)	(7,510)
Annual contract charges (note 2)	(1,885,061)	(1,846,847)	(1,943,065)	(1,967,265)	(1,187,994)	(1,003,369)
Annuity and death benefit payments	(9,327,618)	(10,033,810)	(8,555,505)	(8,662,579)	(4,271,240)	(4,594,862)
Net equity transactions	(16,800,662)	(8,778,581)	(32,113,911)	(19,081,287)	(14,219,463)	(10,373,370)
Net change in contract owners' equity	(11,822,347)	(3,378,095)	(5,399,901)	2,944,818	14,498,125	17,041,770
Contract owners' equity:
Beginning of period	144,390,181	147,768,276	179,104,576	176,159,758	101,326,648	84,284,878
End of period	$132,567,834	$144,390,181	$173,704,675	$179,104,576	$115,824,773	$101,326,648

Change in units:
Beginning units	12,722,674	13,459,239	3,108,195	3,467,820	2,718,129	3,026,839
Units purchased	11,807,294	12,006,046	106,794	142,420	413,785	265,470
Units redeemed	(13,182,706)	(12,742,611)	(615,199)	(502,045)	(701,159)	(574,180)
Ending units	11,347,262	12,722,674	2,599,790	3,108,195	2,430,755	2,718,129

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Equity-Income Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Real Estate Subaccount	FID2 - VIP Target Volatility Subaccount	FID2 - VIP Target Volatility Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$299,364	$586,165	$1,508,532	$840,706	$528,398	$1,133,714
Reinvested capital gains	7,775,123	3,940,244	0	1,006,950	1,509,034	0
Realized gain (loss)	5,592,586	1,097,562	1,230,360	(587,403)	2,177,987	(2,861,504)
Change in unrealized gain (loss)	4,324,699	5,852,264	697,526	4,915,758	10,271,143	23,276,785
Net increase (decrease) in contract owners' equity from operations	17,991,772	11,476,235	3,436,418	6,176,011	14,486,562	21,548,995
Equity transactions:
Contract purchase payments (note 1)	192,133	150,497	99,308	128,226	160,929	410,240
Extra credit fund deposit (note 1)	1,368	372	825	2,199	237	362
Transfers (to) and from other subaccounts	(6,187,552)	(163,988)	(1,567,227)	42,438,744	1,444,842	(773,983)
Transfers (to) and from fixed dollar contract	(125,141)	(655,851)	(107,629)	(20,200)	(17,260)	(88,710)
Withdrawals and surrenders	(10,939,348)	(6,711,099)	(5,473,096)	(2,285,195)	(24,201,372)	(18,445,492)
Surrender charges (note 2)	(3,617)	(6,457)	(1,973)	(1,317)	(28,994)	(37,968)
Annual contract charges (note 2)	(1,680,011)	(1,742,538)	(777,304)	(446,451)	(2,750,622)	(2,960,570)
Annuity and death benefit payments	(7,194,264)	(7,363,445)	(3,566,887)	(2,248,038)	(9,249,970)	(7,870,159)
Net equity transactions	(25,936,432)	(16,492,509)	(11,393,983)	37,567,968	(34,642,210)	(29,766,280)
Net change in contract owners' equity	(7,944,660)	(5,016,274)	(7,957,565)	43,743,979	(20,155,648)	(8,217,285)
Contract owners' equity:
Beginning of period	136,599,700	141,615,974	67,635,799	23,891,820	182,433,286	190,650,571
End of period	$128,655,040	$136,599,700	$59,678,234	$67,635,799	$162,277,638	$182,433,286

Change in units:
Beginning units	4,031,601	4,555,191	3,764,972	1,440,377	11,016,937	12,938,724
Units purchased	255,061	266,010	385,594	2,737,841	302,825	281,284
Units redeemed	(935,757)	(789,600)	(979,672)	(413,246)	(2,278,593)	(2,203,071)
Ending units	3,350,905	4,031,601	3,170,894	3,764,972	9,041,169	11,016,937

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Research Subaccount	JASI - Janus Henderson Overseas Subaccount	JASI - Janus Henderson Overseas Subaccount	JASI - Janus Henderson Global Research Subaccount	JASI - Janus Henderson Global Research Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(67,127)	$(43,501)	$(1,630)	$1,261	$(10,037)	$(5,173)
Reinvested capital gains	137,347	0	0	0	56,322	44,031
Realized gain (loss)	309,173	70,144	74,998	42,623	71,361	59,744
Change in unrealized gain (loss)	979,412	1,299,736	(29,089)	29,527	225,525	250,165
Net increase (decrease) in contract owners' equity from operations	1,358,805	1,326,379	44,279	73,411	343,171	348,767
Equity transactions:
Contract purchase payments (note 1)	78,474	1,021	22,480	18,307	3,642	18,678
Extra credit fund deposit (note 1)	1	2	0	0	0	0
Transfers (to) and from other subaccounts	(175,087)	(25,179)	20,562	(26,691)	(25,932)	(936)
Transfers (to) and from fixed dollar contract	(64,469)	(20,193)	0	0	0	(3,635)
Withdrawals and surrenders	(449,425)	(398,315)	(269,778)	(226,081)	(100,668)	(168,739)
Surrender charges (note 2)	(281)	(135)	(30)	(6)	(223)	(69)
Annual contract charges (note 2)	(5,275)	(4,979)	(5,540)	(4,910)	(1,772)	(1,784)
Annuity and death benefit payments	(49,432)	(48,649)	(17,921)	(8,938)	(25,405)	(41,178)
Net equity transactions	(665,494)	(496,427)	(250,227)	(248,319)	(150,358)	(197,663)
Net change in contract owners' equity	693,311	829,952	(205,948)	(174,908)	192,813	151,104
Contract owners' equity:
Beginning of period	4,263,448	3,433,496	748,929	923,837	1,612,361	1,461,257
End of period	$4,956,759	$4,263,448	$542,981	$748,929	$1,805,174	$1,612,361

Change in units:
Beginning units	94,786	107,438	21,323	29,654	55,575	63,709
Units purchased	58	456	789	459	410	312
Units redeemed	(13,973)	(13,108)	(7,608)	(8,790)	(5,049)	(8,446)
Ending units	80,871	94,786	14,504	21,323	50,936	55,575

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	JASI - Janus Henderson Balanced Subaccount	JASI - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Research Subaccount	JASS - Janus Henderson Global Research Subaccount	JASS - Janus Henderson Global Research Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$28,312	$29,100	$(373,588)	$(261,419)	$(214,515)	$(148,022)
Reinvested capital gains	0	0	862,607	0	999,696	798,753
Realized gain (loss)	132,554	194,334	1,890,431	622,456	1,691,071	453,785
Change in unrealized gain (loss)	278,831	206,028	5,756,306	6,898,756	3,432,104	4,975,843
Net increase (decrease) in contract owners' equity from operations	439,697	429,462	8,135,756	7,259,793	5,908,356	6,080,359
Equity transactions:
Contract purchase payments (note 1)	47,211	3,449	35,051	13,166	33,743	128,718
Extra credit fund deposit (note 1)	2	7	75	159	15	0
Transfers (to) and from other subaccounts	32,743	27,446	2,983,096	94,638	(1,468,013)	(613,186)
Transfers (to) and from fixed dollar contract	0	(1,281)	0	(660)	(29,714)	(3,981)
Withdrawals and surrenders	(226,665)	(321,750)	(1,776,321)	(964,753)	(2,057,715)	(1,619,553)
Surrender charges (note 2)	(201)	(215)	(1,822)	(252)	(1,381)	(5,405)
Annual contract charges (note 2)	(3,952)	(4,781)	(301,678)	(243,150)	(333,586)	(314,225)
Annuity and death benefit payments	(85,626)	(252,945)	(1,342,125)	(1,068,003)	(1,257,984)	(1,345,025)
Net equity transactions	(236,488)	(550,070)	(403,724)	(2,168,855)	(5,114,635)	(3,772,657)
Net change in contract owners' equity	203,209	(120,608)	7,732,032	5,090,938	793,721	2,307,702
Contract owners' equity:
Beginning of period	3,245,209	3,365,817	23,802,544	18,711,606	28,546,660	26,238,958
End of period	$3,448,418	$3,245,209	$31,534,576	$23,802,544	$29,340,381	$28,546,660

Change in units:
Beginning units	64,184	76,120	899,668	993,942	1,657,608	1,897,907
Units purchased	832	1,587	176,546	113,081	46,798	65,155
Units redeemed	(5,269)	(13,523)	(179,777)	(207,355)	(303,139)	(305,454)
Ending units	59,747	64,184	896,437	899,668	1,401,267	1,657,608

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Balanced Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Overseas Subaccount	JASS - Janus Henderson Flexible Bond Subaccount	JASS - Janus Henderson Flexible Bond Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,097,413	$1,351,170	$(29,379)	$118,138	$1,132,193	$875,478
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	20,277,822	9,706,508	4,060,769	2,727,881	(1,033,158)	(1,036,577)
Change in unrealized gain (loss)	15,134,411	26,258,504	337,570	6,104,756	77,415	1,807,262
Net increase (decrease) in contract owners' equity from operations	36,509,646	37,316,182	4,368,960	8,950,775	176,450	1,646,163
Equity transactions:
Contract purchase payments (note 1)	627,054	881,051	90,827	100,768	65,976	68,275
Extra credit fund deposit (note 1)	643	706	1,543	2,748	19	0
Transfers (to) and from other subaccounts	1,168,474	1,309,169	4,877,036	(1,909,570)	5,707,090	8,219,876
Transfers (to) and from fixed dollar contract	10,044	(212,529)	(168,530)	39,245	150,449	8,271
Withdrawals and surrenders	(45,587,493)	(29,314,981)	(6,994,227)	(4,940,784)	(3,972,050)	(1,488,432)
Surrender charges (note 2)	(53,095)	(58,947)	(2,545)	(7,675)	(913)	(1,461)
Annual contract charges (note 2)	(3,798,455)	(4,014,493)	(1,397,032)	(1,495,503)	(540,352)	(453,170)
Annuity and death benefit payments	(13,638,697)	(14,687,876)	(5,978,259)	(5,817,437)	(2,410,883)	(2,103,755)
Net equity transactions	(61,271,525)	(46,097,900)	(9,571,187)	(14,028,208)	(1,000,664)	4,249,604
Net change in contract owners' equity	(24,761,879)	(8,781,718)	(5,202,227)	(5,077,433)	(824,214)	5,895,767
Contract owners' equity:
Beginning of period	287,221,043	296,002,761	98,113,390	103,190,823	39,637,299	33,741,532
End of period	$262,459,164	$287,221,043	$92,911,163	$98,113,390	$38,813,085	$39,637,299

Change in units:
Beginning units	8,789,215	10,295,514	5,789,005	6,635,733	3,985,986	3,518,581
Units purchased	385,432	410,731	540,202	368,761	966,823	1,104,663
Units redeemed	(2,113,553)	(1,917,030)	(1,068,198)	(1,215,489)	(1,072,617)	(637,258)
Ending units	7,061,094	8,789,215	5,261,009	5,789,005	3,880,192	3,985,986

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Dividend Strategy Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	LEGI - ClearBridge Variable Large Cap Value Subaccount	ASVT - VT Opportunity Subaccount	ASVT - VT Opportunity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$15,259	$403,962	$(76,379)	$(11,376)	$(54,914)	$(50,165)
Reinvested capital gains	5,202,085	6,766,082	11,064,218	5,694,586	438,548	326,094
Realized gain (loss)	905,217	530,642	1,063,876	338,810	33,614	26,695
Change in unrealized gain (loss)	1,054,900	(2,007,497)	(6,941,361)	3,998,987	133,544	567,132
Net increase (decrease) in contract owners' equity from operations	7,177,461	5,693,189	5,110,354	10,021,007	550,792	869,756
Equity transactions:
Contract purchase payments (note 1)	9,021	4,815	152,276	234,792	0	0
Extra credit fund deposit (note 1)	72	52	0	0	0	0
Transfers (to) and from other subaccounts	1,387,792	295,934	(3,021,290)	(2,706,550)	0	0
Transfers (to) and from fixed dollar contract	379,988	(172,887)	445,366	193,573	0	0
Withdrawals and surrenders	(4,635,482)	(3,079,408)	(5,847,256)	(4,855,701)	(164,969)	(217,746)
Surrender charges (note 2)	(264)	(2,686)	(635)	(5,879)	(162)	(10)
Annual contract charges (note 2)	(563,414)	(554,201)	(806,043)	(859,168)	(4,132)	(4,310)
Annuity and death benefit payments	(2,189,836)	(2,173,076)	(2,822,913)	(3,102,567)	(30,113)	(111,349)
Net equity transactions	(5,612,123)	(5,681,457)	(11,900,495)	(11,101,500)	(199,376)	(333,415)
Net change in contract owners' equity	1,565,338	11,732	(6,790,141)	(1,080,493)	351,416	536,341
Contract owners' equity:
Beginning of period	47,945,144	47,933,412	80,089,672	81,170,165	4,180,790	3,644,449
End of period	$49,510,482	$47,945,144	$73,299,531	$80,089,672	$4,532,206	$4,180,790

Change in units:
Beginning units	1,144,462	1,289,481	1,824,274	2,099,598	68,990	75,238
Units purchased	111,989	118,979	145,546	117,354	0	0
Units redeemed	(230,513)	(263,998)	(406,284)	(392,678)	(3,144)	(6,248)
Ending units	1,025,938	1,144,462	1,563,536	1,824,274	65,846	68,990

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	MSV2 - VIF Growth Subaccount	MSV2 - VIF Growth Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - U.S. Equity Insights Subaccount	GSVI - Strategic Growth Subaccount	GSVI - Strategic Growth Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(725,947)	$(659,336)	$(129,554)	$(116,361)	$(160,551)	$(141,186)
Reinvested capital gains	0	0	2,575,760	0	960,286	440,749
Realized gain (loss)	(10,244,355)	(16,462,610)	1,217,506	169,155	492,075	(317,589)
Change in unrealized gain (loss)	32,533,103	37,196,530	864,066	3,716,471	2,075,340	3,464,373
Net increase (decrease) in contract owners' equity from operations	21,562,801	20,074,584	4,527,778	3,769,265	3,367,150	3,446,347
Equity transactions:
Contract purchase payments (note 1)	125,798	268,799	27,434	21,469	6,008	18,787
Extra credit fund deposit (note 1)	905	1,141	81	140	28	23
Transfers (to) and from other subaccounts	(5,567,318)	(1,785,340)	(1,411,627)	(401,377)	(364,511)	320,950
Transfers (to) and from fixed dollar contract	(13,811)	15,391	10,236	(15,041)	(109,879)	(32,162)
Withdrawals and surrenders	(4,499,005)	(2,570,294)	(1,692,268)	(1,312,715)	(955,727)	(390,889)
Surrender charges (note 2)	(3,099)	(1,022)	(421)	(215)	(395)	(1,103)
Annual contract charges (note 2)	(725,650)	(744,984)	(206,049)	(219,528)	(142,093)	(138,684)
Annuity and death benefit payments	(2,419,622)	(2,444,952)	(1,323,837)	(1,366,822)	(583,376)	(568,470)
Net equity transactions	(13,101,802)	(7,261,261)	(4,596,451)	(3,294,089)	(2,149,945)	(791,548)
Net change in contract owners' equity	8,460,999	12,813,323	(68,673)	475,176	1,217,205	2,654,799
Contract owners' equity:
Beginning of period	58,326,713	45,513,390	18,768,685	18,293,509	11,555,319	8,900,520
End of period	$66,787,712	$58,326,713	$18,700,012	$18,768,685	$12,772,524	$11,555,319

Change in units:
Beginning units	1,148,859	1,310,207	464,219	553,217	224,407	241,981
Units purchased	91,622	154,186	11,667	16,573	22,401	46,366
Units redeemed	(327,009)	(315,534)	(111,244)	(105,571)	(56,755)	(63,940)
Ending units	913,472	1,148,859	364,642	464,219	190,053	224,407

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	GSVS - U.S. Equity Insights Subaccount	GSVS - U.S. Equity Insights Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Strategic Growth Subaccount	GSVS - Trend Driven Allocation Subaccount	GSVS - Trend Driven Allocation Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(75,892)	$(69,602)	$(301,858)	$(250,516)	$1,540,463	$317,924
Reinvested capital gains	1,185,197	0	1,782,326	840,252	0	0
Realized gain (loss)	510,711	(110,305)	672,659	(779,554)	1,036,547	(1,569,118)
Change in unrealized gain (loss)	574,909	2,026,097	4,101,116	6,843,947	6,815,383	14,037,237
Net increase (decrease) in contract owners' equity from operations	2,194,925	1,846,190	6,254,243	6,654,129	9,392,393	12,786,043
Equity transactions:
Contract purchase payments (note 1)	16,741	8,672	209,384	354	32,095	150,130
Extra credit fund deposit (note 1)	0	0	14	14	123	218
Transfers (to) and from other subaccounts	(1,045,407)	(556,203)	(1,893,947)	83,676	814,434	1,781,347
Transfers (to) and from fixed dollar contract	42,989	(29,371)	(214,595)	21,988	(241)	13,505
Withdrawals and surrenders	(1,172,074)	(465,600)	(1,772,402)	(1,131,189)	(12,413,298)	(8,561,933)
Surrender charges (note 2)	(110)	(818)	(929)	(148)	(10,036)	(14,440)
Annual contract charges (note 2)	(104,346)	(110,801)	(276,830)	(242,111)	(1,579,370)	(1,666,023)
Annuity and death benefit payments	(434,720)	(437,580)	(769,867)	(940,444)	(4,618,514)	(4,494,857)
Net equity transactions	(2,696,927)	(1,591,701)	(4,719,172)	(2,207,860)	(17,774,807)	(12,792,053)
Net change in contract owners' equity	(502,002)	254,489	1,535,071	4,446,269	(8,382,414)	(6,010)
Contract owners' equity:
Beginning of period	9,413,594	9,159,105	22,049,603	17,603,334	96,054,522	96,060,532
End of period	$8,911,592	$9,413,594	$23,584,674	$22,049,603	$87,672,108	$96,054,522

Change in units:
Beginning units	267,828	319,617	521,567	581,944	6,845,798	7,808,436
Units purchased	8,813	6,885	31,757	68,316	184,094	358,000
Units redeemed	(76,101)	(58,674)	(128,581)	(128,693)	(1,363,402)	(1,320,638)
Ending units	200,540	267,828	424,743	521,567	5,666,490	6,845,798

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	LAZS - Emerging Markets Equity Subaccount	LAZS - Emerging Markets Equity Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - U.S. Small Cap Equity Select Subaccount	LAZS - International Equity Subaccount	LAZS - International Equity Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,058,988	$3,808,803	$(297,465)	$(300,950)	$968,231	$33,600
Reinvested capital gains	0	0	807,991	0	145,906	0
Realized gain (loss)	2,890,679	(523,149)	(397,061)	(969,557)	(848,180)	(2,624,026)
Change in unrealized gain (loss)	1,975,551	16,998,947	2,005,723	3,195,538	3,218,537	12,183,217
Net increase (decrease) in contract owners' equity from operations	6,925,218	20,284,601	2,119,188	1,925,031	3,484,494	9,592,791
Equity transactions:
Contract purchase payments (note 1)	917,678	282,313	62,270	22,332	83,740	146,856
Extra credit fund deposit (note 1)	741	780	72	113	805	861
Transfers (to) and from other subaccounts	(7,000,344)	(4,996,401)	(284,016)	(102,523)	(8,156,156)	(2,858,637)
Transfers (to) and from fixed dollar contract	(113,882)	22,416	377	4,735	19,923	31,772
Withdrawals and surrenders	(8,143,857)	(5,381,621)	(2,219,031)	(1,271,111)	(4,175,458)	(3,543,593)
Surrender charges (note 2)	(3,316)	(2,687)	(1,969)	(2,577)	(998)	(1,096)
Annual contract charges (note 2)	(1,377,247)	(1,466,430)	(228,749)	(248,206)	(810,535)	(902,015)
Annuity and death benefit payments	(5,295,916)	(5,600,305)	(1,137,048)	(1,229,009)	(3,106,066)	(3,755,931)
Net equity transactions	(21,016,143)	(17,141,935)	(3,808,094)	(2,826,246)	(16,144,745)	(10,881,783)
Net change in contract owners' equity	(14,090,925)	3,142,666	(1,688,906)	(901,215)	(12,660,251)	(1,288,992)
Contract owners' equity:
Beginning of period	108,949,532	105,806,866	23,516,651	24,417,866	69,708,023	70,997,015
End of period	$94,858,607	$108,949,532	$21,827,745	$23,516,651	$57,047,772	$69,708,023

Change in units:
Beginning units	3,406,014	4,010,625	547,120	619,067	3,830,711	4,467,773
Units purchased	169,695	67,956	15,074	26,024	141,208	117,023
Units redeemed	(798,336)	(672,567)	(101,314)	(97,971)	(948,926)	(754,085)
Ending units	2,777,373	3,406,014	460,880	547,120	3,022,993	3,830,711

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	LAZS - Global Dynamic Multi-Asset Subaccount	LAZS - Global Dynamic Multi-Asset Subaccount	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	ABVB - VPS Relative Value Subaccount	ABVB - VPS Relative Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(2,835,473)	$(2,983,528)	$(290,801)	$29,404	$3,085	$1,786
Reinvested capital gains	0	12,056,724	740,485	472,341	422,871	1,095,205
Realized gain (loss)	1,515,288	(3,081,893)	128,401	(1,458,652)	159,798	(437,772)
Change in unrealized gain (loss)	16,326,177	13,688,957	4,654,156	6,736,683	863,643	656,829
Net increase (decrease) in contract owners' equity from operations	15,005,992	19,680,260	5,232,241	5,779,776	1,449,397	1,316,048
Equity transactions:
Contract purchase payments (note 1)	67,199	380,879	50,880	135,449	3,462	4,790
Extra credit fund deposit (note 1)	288	393	354	299	0	151
Transfers (to) and from other subaccounts	3,671,666	(4,765,955)	(4,378,041)	(838,389)	(1,622,694)	(3,402,883)
Transfers (to) and from fixed dollar contract	(66,546)	(29,215)	14,797	(12,912)	(1,058)	36,367
Withdrawals and surrenders	(31,044,320)	(17,494,668)	(3,388,010)	(2,121,310)	(1,304,146)	(653,285)
Surrender charges (note 2)	(35,171)	(52,511)	(1,323)	(525)	(387)	(122)
Annual contract charges (note 2)	(3,435,935)	(3,666,101)	(545,978)	(582,682)	(138,190)	(179,588)
Annuity and death benefit payments	(10,022,204)	(9,846,185)	(1,936,128)	(2,297,221)	(542,470)	(637,082)
Net equity transactions	(40,865,023)	(35,473,363)	(10,183,449)	(5,717,291)	(3,605,483)	(4,831,652)
Net change in contract owners' equity	(25,859,031)	(15,793,103)	(4,951,208)	62,485	(2,156,086)	(3,515,604)
Contract owners' equity:
Beginning of period	218,831,998	234,625,101	53,748,873	53,686,388	13,339,877	16,855,481
End of period	$192,972,967	$218,831,998	$48,797,665	$53,748,873	$11,183,791	$13,339,877

Change in units:
Beginning units	13,996,437	16,402,727	1,472,780	1,643,388	405,792	562,321
Units purchased	454,958	311,557	39,123	71,275	5,981	47,711
Units redeemed	(2,927,904)	(2,717,847)	(297,562)	(241,883)	(105,376)	(204,240)
Ending units	11,523,491	13,996,437	1,214,341	1,472,780	306,397	405,792

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	ABVB - VPS Small Cap Growth Subaccount	ABVB - VPS Small Cap Growth Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount	ABVB - VPS Global Risk Allocation-Moderate Subaccount	MFSI - New Discovery Subaccount	MFSI - New Discovery Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(257,903)	$(249,119)	$3,876,366	$6,242,641	$(215,321)	$(221,778)
Reinvested capital gains	0	0	0	0	0	0
Realized gain (loss)	(2,642,180)	(3,762,767)	10,410,594	(9,281,486)	(1,800,041)	(1,910,133)
Change in unrealized gain (loss)	6,076,191	6,855,537	61,953,516	97,547,209	2,911,901	4,345,751
Net increase (decrease) in contract owners' equity from operations	3,176,108	2,843,651	76,240,476	94,508,364	896,539	2,213,840
Equity transactions:
Contract purchase payments (note 1)	28,061	35,900	548,012	676,325	52,972	58,701
Extra credit fund deposit (note 1)	247	149	1,302	1,987	54	12
Transfers (to) and from other subaccounts	(17,180)	65,509	4,900,367	(14,192,910)	(809,520)	75,877
Transfers (to) and from fixed dollar contract	(3,297)	(113,892)	(236,127)	(32,953)	(31,202)	(70,689)
Withdrawals and surrenders	(1,589,262)	(597,538)	(87,899,230)	(55,059,715)	(1,522,204)	(970,080)
Surrender charges (note 2)	(390)	(611)	(53,459)	(167,601)	(730)	(918)
Annual contract charges (note 2)	(265,987)	(283,433)	(12,247,051)	(12,913,537)	(195,763)	(216,201)
Annuity and death benefit payments	(784,758)	(953,821)	(41,193,433)	(37,582,331)	(836,772)	(871,438)
Net equity transactions	(2,632,566)	(1,847,737)	(136,179,619)	(119,270,735)	(3,343,165)	(1,994,736)
Net change in contract owners' equity	543,542	995,914	(59,939,143)	(24,762,371)	(2,446,626)	219,104
Contract owners' equity:
Beginning of period	19,916,747	18,920,833	748,561,253	773,323,624	18,278,168	18,059,064
End of period	$20,460,289	$19,916,747	$688,622,110	$748,561,253	$15,831,542	$18,278,168

Change in units:
Beginning units	433,914	473,232	60,603,660	70,916,510	431,077	480,276
Units purchased	76,550	64,192	1,219,926	723,752	27,137	26,412
Units redeemed	(118,989)	(103,510)	(11,507,306)	(11,036,602)	(101,758)	(75,611)
Ending units	391,475	433,914	50,316,280	60,603,660	356,456	431,077

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	MFSI - Mid Cap Growth Subaccount	MFSI - Mid Cap Growth Subaccount	MFSI - Total Return Subaccount	MFSI - Total Return Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount	MFS2 - Massachusetts Investors Growth Stock Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(636,733)	$(595,675)	$1,057,506	$634,609	$(234,379)	$(235,838)
Reinvested capital gains	3,598,677	722,598	5,460,070	5,350,520	1,854,024	1,067,464
Realized gain (loss)	(849,247)	(2,418,860)	269,550	(1,571,629)	863,878	13,604
Change in unrealized gain (loss)	3,966,251	10,530,855	162,796	5,831,515	449,211	3,129,960
Net increase (decrease) in contract owners' equity from operations	6,078,948	8,238,918	6,949,922	10,245,015	2,932,734	3,975,190
Equity transactions:
Contract purchase payments (note 1)	51,133	38,143	178,252	446,577	9,754	29,001
Extra credit fund deposit (note 1)	18	179	370	349	110	72
Transfers (to) and from other subaccounts	786,176	(1,056,207)	199,830	5,042,812	(2,382,062)	1,438,461
Transfers (to) and from fixed dollar contract	(94,261)	(55,841)	(292,569)	(53,129)	214,773	18,685
Withdrawals and surrenders	(3,987,785)	(1,725,121)	(18,043,664)	(16,092,795)	(1,986,702)	(795,210)
Surrender charges (note 2)	(2,933)	(1,019)	(13,959)	(81,415)	(284)	(150)
Annual contract charges (note 2)	(616,727)	(642,011)	(1,446,396)	(1,598,681)	(207,257)	(203,729)
Annuity and death benefit payments	(2,195,895)	(2,414,957)	(5,374,255)	(5,759,942)	(1,032,768)	(975,110)
Net equity transactions	(6,060,274)	(5,856,834)	(24,792,391)	(18,096,224)	(5,384,436)	(487,980)
Net change in contract owners' equity	18,674	2,382,084	(17,842,469)	(7,851,209)	(2,451,702)	3,487,210
Contract owners' equity:
Beginning of period	48,099,957	45,717,873	120,655,473	128,506,682	21,428,822	17,941,612
End of period	$48,118,631	$48,099,957	$102,813,004	$120,655,473	$18,977,120	$21,428,822

Change in units:
Beginning units	1,491,620	1,693,094	4,573,784	5,281,207	830,421	850,118
Units purchased	171,715	76,546	184,957	426,078	44,842	127,242
Units redeemed	(341,458)	(278,020)	(1,082,214)	(1,133,501)	(233,729)	(146,939)
Ending units	1,321,877	1,491,620	3,676,527	4,573,784	641,534	830,421

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	PVIA - Real Return Subaccount	PVIA - Real Return Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - Global Bond Opportunities Subaccount	PVIA - CommodityReal Return® Strategy Subaccount	PVIA - CommodityReal Return® Strategy Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,658,474	$2,289,726	$719,032	$341,650	$129,979	$2,656,605
Reinvested capital gains	0	0	0	378,343	0	0
Realized gain (loss)	(3,444,203)	(3,622,517)	(1,723,658)	(1,668,600)	(1,737,666)	(1,702,014)
Change in unrealized gain (loss)	2,787,623	4,750,547	420,410	2,253,223	2,052,803	(2,683,436)
Net increase (decrease) in contract owners' equity from operations	1,001,894	3,417,756	(584,216)	1,304,616	445,116	(1,728,845)
Equity transactions:
Contract purchase payments (note 1)	217,638	145,411	17,080	87,401	34,097	28,761
Extra credit fund deposit (note 1)	433	3,359	2	69	97	135
Transfers (to) and from other subaccounts	769,017	15,780,673	3,864,048	1,285,116	(700,503)	(679,002)
Transfers (to) and from fixed dollar contract	(194,743)	300,448	102,782	15,730	(29,699)	(349,294)
Withdrawals and surrenders	(11,819,626)	(8,144,218)	(3,966,113)	(2,330,805)	(1,045,251)	(786,320)
Surrender charges (note 2)	(12,975)	(7,215)	(1,058)	(562)	(958)	(2,003)
Annual contract charges (note 2)	(1,826,636)	(1,941,207)	(428,104)	(458,793)	(203,966)	(237,126)
Annuity and death benefit payments	(7,984,884)	(8,782,251)	(2,297,012)	(2,275,987)	(768,356)	(929,938)
Net equity transactions	(20,851,776)	(2,645,000)	(2,708,375)	(3,677,831)	(2,714,539)	(2,954,787)
Net change in contract owners' equity	(19,849,882)	772,756	(3,292,591)	(2,373,215)	(2,269,423)	(4,683,632)
Contract owners' equity:
Beginning of period	139,405,244	138,632,488	34,099,267	36,472,482	15,533,064	20,216,696
End of period	$119,555,362	$139,405,244	$30,806,676	$34,099,267	$13,263,641	$15,533,064

Change in units:
Beginning units	8,251,685	8,356,941	2,077,286	2,312,815	2,194,569	2,600,926
Units purchased	922,900	1,497,623	312,172	135,111	287,411	300,701
Units redeemed	(2,118,641)	(1,602,879)	(467,941)	(370,640)	(667,553)	(707,058)
Ending units	7,055,944	8,251,685	1,921,517	2,077,286	1,814,427	2,194,569

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	PVIA - Short-Term Subaccount	PVIA - Short-Term Subaccount	PVIA - Low Duration Subaccount	PVIA - Low Duration Subaccount	CVTI - CVT S&P 500® Index Subaccount	CVTI - CVT S&P 500® Index Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$2,827,563	$2,474,016	$734,910	$667,594	$(150)	$331
Reinvested capital gains	0	0	0	0	11,128	9,659
Realized gain (loss)	279,941	(179,210)	(391,550)	(542,821)	14,768	3,899
Change in unrealized gain (loss)	545,154	1,188,352	497,394	908,382	18,734	28,802
Net increase (decrease) in contract owners' equity from operations	3,652,658	3,483,158	840,754	1,033,155	44,480	42,691
Equity transactions:
Contract purchase payments (note 1)	67,910	231,155	2,876	290	0	0
Extra credit fund deposit (note 1)	0	6,482	0	0	0	0
Transfers (to) and from other subaccounts	21,647,030	10,864,926	5,539,551	361,636	0	0
Transfers (to) and from fixed dollar contract	538,642	677,569	89,235	(41,027)	0	0
Withdrawals and surrenders	(19,045,611)	(11,012,545)	(6,218,116)	(2,910,248)	(38,886)	(11,985)
Surrender charges (note 2)	(40,606)	(2,134)	(108)	(586)	(23)	0
Annual contract charges (note 2)	(1,378,794)	(1,400,600)	(366,116)	(376,231)	(157)	(155)
Annuity and death benefit payments	(4,857,089)	(4,798,958)	(1,509,202)	(1,252,720)	(760)	(1,018)
Net equity transactions	(3,068,518)	(5,434,105)	(2,461,880)	(4,218,886)	(39,826)	(13,158)
Net change in contract owners' equity	584,140	(1,950,947)	(1,621,126)	(3,185,731)	4,654	29,533
Contract owners' equity:
Beginning of period	75,832,110	77,783,057	27,893,529	31,079,260	208,973	179,440
End of period	$76,416,250	$75,832,110	$26,272,403	$27,893,529	$213,627	$208,973

Change in units:
Beginning units	7,170,226	7,688,558	2,878,830	3,326,338	6,412	6,835
Units purchased	3,008,886	1,902,476	726,489	421,904	0	0
Units redeemed	(3,276,967)	(2,420,808)	(972,460)	(869,412)	(1,094)	(423)
Ending units	6,902,145	7,170,226	2,632,859	2,878,830	5,318	6,412

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	BNYS - Appreciation Subaccount	BNYS - Appreciation Subaccount	ROYI - Small-Cap Subaccount	ROYI - Small-Cap Subaccount	ROYI - Micro-Cap Subaccount	ROYI - Micro-Cap Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$(216,777)	$(155,416)	$(154,381)	$(404,315)	$(521,658)	$(527,896)
Reinvested capital gains	1,399,527	1,649,434	3,781,054	8,452,622	2,664,132	0
Realized gain (loss)	(236,822)	(598,906)	1,778,784	431,768	(81,400)	(1,803,613)
Change in unrealized gain (loss)	1,002,397	2,343,800	(3,449,051)	13,016,967	2,521,197	8,854,140
Net increase (decrease) in contract owners' equity from operations	1,948,325	3,238,912	1,956,406	21,497,042	4,582,271	6,522,631
Equity transactions:
Contract purchase payments (note 1)	176,347	66,688	64,185	113,018	244,541	83,133
Extra credit fund deposit (note 1)	183	267	373	1,924	285	1,722
Transfers (to) and from other subaccounts	(587,962)	(188,249)	(2,347,420)	(1,170,310)	(912,335)	(1,844,062)
Transfers (to) and from fixed dollar contract	(128,499)	24,078	2,426	24,160	(82,328)	16,908
Withdrawals and surrenders	(1,203,626)	(997,295)	(6,845,059)	(4,873,520)	(3,293,264)	(2,365,322)
Surrender charges (note 2)	(826)	(1,088)	(7,199)	(4,229)	(2,488)	(4,602)
Annual contract charges (note 2)	(221,633)	(233,244)	(1,152,303)	(1,187,614)	(500,807)	(536,843)
Annuity and death benefit payments	(1,369,587)	(1,207,902)	(4,892,520)	(4,876,118)	(2,031,167)	(2,175,602)
Net equity transactions	(3,335,603)	(2,536,745)	(15,177,517)	(11,972,689)	(6,577,563)	(6,824,668)
Net change in contract owners' equity	(1,387,278)	702,167	(13,221,111)	9,524,353	(1,995,292)	(302,037)
Contract owners' equity:
Beginning of period	18,934,504	18,232,337	105,266,381	95,742,028	41,171,050	41,473,087
End of period	$17,547,226	$18,934,504	$92,045,270	$105,266,381	$39,175,758	$41,171,050

Change in units:
Beginning units	395,771	455,149	2,244,060	2,540,949	1,071,046	1,262,579
Units purchased	11,049	14,411	96,520	141,333	43,884	60,209
Units redeemed	(77,519)	(73,789)	(411,590)	(438,222)	(204,625)	(251,742)
Ending units	329,301	395,771	1,928,990	2,244,060	910,305	1,071,046

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	AIMI - Invesco V.I. Comstock Series I Subaccount	AIMI - Invesco V.I. Comstock Series I Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	AIMI - Invesco V.I. EQV International Equity Series II Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount	NBAS - AMT Mid Cap Intrinsic Value Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$263	$256	$89,573	$(564,981)	$(313,599)	$(239,468)
Reinvested capital gains	2,200	3,141	221,359	32,548	793,607	1,316,454
Realized gain (loss)	488	735	(39,155)	(1,061,520)	965,352	376,185
Change in unrealized gain (loss)	1,099	(1,026)	(511,751)	8,343,935	746,973	1,293,085
Net increase (decrease) in contract owners' equity from operations	4,050	3,106	(239,974)	6,749,982	2,192,333	2,746,256
Equity transactions:
Contract purchase payments (note 1)	0	0	45,699	160,293	44,669	17,541
Extra credit fund deposit (note 1)	0	0	24	24	66	143
Transfers (to) and from other subaccounts	0	0	454,891	(1,805,755)	(348,231)	136,252
Transfers (to) and from fixed dollar contract	0	0	141,757	78,317	(32,881)	(5,203)
Withdrawals and surrenders	0	(972)	(3,015,106)	(2,065,594)	(1,997,595)	(1,392,161)
Surrender charges (note 2)	0	0	(2,040)	(1,056)	(327)	(344)
Annual contract charges (note 2)	(1)	(1)	(502,098)	(562,828)	(492,505)	(511,035)
Annuity and death benefit payments	(1,762)	(1,801)	(1,990,689)	(2,144,382)	(2,028,029)	(2,108,760)
Net equity transactions	(1,763)	(2,774)	(4,867,562)	(6,340,981)	(4,854,833)	(3,863,567)
Net change in contract owners' equity	2,287	332	(5,107,536)	409,001	(2,662,500)	(1,117,311)
Contract owners' equity:
Beginning of period	29,256	28,924	44,534,308	44,125,307	31,598,243	32,715,554
End of period	$31,543	$29,256	$39,426,772	$44,534,308	$28,935,743	$31,598,243

Change in units:
Beginning units	622	684	2,986,409	3,455,970	1,425,457	1,614,464
Units purchased	0	1	197,003	118,946	100,220	82,526
Units redeemed	(35)	(63)	(511,090)	(588,507)	(309,255)	(271,533)
Ending units	587	622	2,672,322	2,986,409	1,216,422	1,425,457

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin Income VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Franklin DynaTech VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount	FRT2 - Templeton Foreign VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$1,937,209	$2,066,465	$(214,867)	$(184,171)	$305,463	$558,722
Reinvested capital gains	212,266	3,346,079	0	0	0	0
Realized gain (loss)	(500,605)	(503,707)	(172,458)	(1,633,013)	322,299	(109,502)
Change in unrealized gain (loss)	1,178,562	(835,539)	4,475,875	6,677,144	(1,152,506)	4,686,318
Net increase (decrease) in contract owners' equity from operations	2,827,432	4,073,298	4,088,550	4,859,960	(524,744)	5,135,538
Equity transactions:
Contract purchase payments (note 1)	217,214	101,913	10,005	5,415	211,413	86,056
Extra credit fund deposit (note 1)	93	293	2	7	293	2,174
Transfers (to) and from other subaccounts	(4,110,568)	4,384,328	(596,451)	(539,460)	376,235	(1,090,228)
Transfers (to) and from fixed dollar contract	(100,502)	(55,531)	27,835	(42,293)	(17,442)	(17,537)
Withdrawals and surrenders	(5,036,709)	(3,137,671)	(589,437)	(727,318)	(2,092,837)	(1,521,566)
Surrender charges (note 2)	(2,341)	(2,637)	(64)	(150)	(842)	(141)
Annual contract charges (note 2)	(646,824)	(727,995)	(221,027)	(214,586)	(338,608)	(401,110)
Annuity and death benefit payments	(3,568,466)	(3,835,886)	(965,167)	(893,468)	(1,756,581)	(1,918,102)
Net equity transactions	(13,248,103)	(3,273,186)	(2,334,304)	(2,411,853)	(3,618,369)	(4,860,454)
Net change in contract owners' equity	(10,420,671)	800,112	1,754,246	2,448,107	(4,143,113)	275,084
Contract owners' equity:
Beginning of period	57,061,834	56,261,722	15,038,010	12,589,903	29,117,913	28,842,829
End of period	$46,641,163	$57,061,834	$16,792,256	$15,038,010	$24,974,800	$29,117,913

Change in units:
Beginning units	2,461,015	2,600,069	372,270	442,469	1,792,841	2,118,239
Units purchased	99,364	255,288	20,167	24,645	103,260	48,437
Units redeemed	(670,277)	(394,342)	(69,520)	(94,844)	(324,344)	(373,835)
Ending units	1,890,102	2,461,015	322,917	372,270	1,571,757	1,792,841

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FRT5 - Franklin VolSmart Allocation VIP Subaccount	FRT5 - Franklin VolSmart Allocation VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin Income VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount	FRT4 - Franklin DynaTech VIP Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$911,036	$883,841	$2,194,364	$2,395,342	$(269,218)	$(232,535)
Reinvested capital gains	2,094,518	10,748,855	243,568	3,929,182	0	0
Realized gain (loss)	4,525,488	1,154,872	(451,324)	(708,685)	(243,154)	(2,248,245)
Change in unrealized gain (loss)	7,528,032	2,526,488	1,316,694	(1,076,701)	6,054,917	9,135,218
Net increase (decrease) in contract owners' equity from operations	15,059,074	15,314,056	3,303,302	4,539,138	5,542,545	6,654,438
Equity transactions:
Contract purchase payments (note 1)	68,128	303,531	50,335	91,395	46,812	24,412
Extra credit fund deposit (note 1)	250	347	102	138	0	9
Transfers (to) and from other subaccounts	2,776,347	2,818,449	(4,043,916)	4,212,915	(1,259,528)	(513,567)
Transfers (to) and from fixed dollar contract	(40,871)	10,429	31,071	156,761	18,081	43,230
Withdrawals and surrenders	(27,194,094)	(19,539,006)	(6,139,902)	(4,852,610)	(1,854,467)	(1,078,073)
Surrender charges (note 2)	(23,825)	(98,945)	(3,884)	(6,691)	(1,060)	(1,550)
Annual contract charges (note 2)	(2,444,892)	(2,573,009)	(705,413)	(787,595)	(248,418)	(239,082)
Annuity and death benefit payments	(7,166,365)	(7,366,560)	(3,206,322)	(3,731,851)	(1,027,075)	(918,327)
Net equity transactions	(34,025,322)	(26,444,764)	(14,017,929)	(4,917,538)	(4,325,655)	(2,682,948)
Net change in contract owners' equity	(18,966,248)	(11,130,708)	(10,714,627)	(378,400)	1,216,890	3,971,490
Contract owners' equity:
Beginning of period	156,712,263	167,842,971	65,327,475	65,705,875	20,796,521	16,825,031
End of period	$137,746,015	$156,712,263	$54,612,848	$65,327,475	$22,013,411	$20,796,521

Change in units:
Beginning units	10,510,094	12,389,731	3,492,143	3,766,494	629,347	721,723
Units purchased	343,418	582,666	142,301	404,887	24,407	73,335
Units redeemed	(2,470,765)	(2,462,303)	(872,494)	(679,238)	(136,435)	(165,711)
Ending units	8,382,747	10,510,094	2,761,950	3,492,143	517,319	629,347

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Templeton Foreign VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FRT4 - Franklin Allocation VIP Subaccount	FEDS - Kaufmann Fund II Subaccount	FEDS - Kaufmann Fund II Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$435,745	$801,083	$140,758	$15,945	$(222,159)	$(482,783)
Reinvested capital gains	0	0	0	366,842	1,168,131	0
Realized gain (loss)	748,112	52,754	(628,848)	(943,766)	(555,523)	(2,158,812)
Change in unrealized gain (loss)	(1,980,580)	7,306,335	2,131,865	3,368,802	4,978,338	7,411,754
Net increase (decrease) in contract owners' equity from operations	(796,723)	8,160,172	1,643,775	2,807,823	5,368,787	4,770,159
Equity transactions:
Contract purchase payments (note 1)	61,245	48,045	104,502	8,151	164,100	51,696
Extra credit fund deposit (note 1)	93	141	0	0	3,070	430
Transfers (to) and from other subaccounts	2,173,786	(2,801,449)	403,955	(214,268)	(2,884,696)	(1,631,262)
Transfers (to) and from fixed dollar contract	0	36,971	251	681	20,214	(163,379)
Withdrawals and surrenders	(3,891,485)	(2,418,838)	(1,656,148)	(964,184)	(2,905,615)	(2,016,716)
Surrender charges (note 2)	(639)	(1,920)	(239)	(1,531)	(1,463)	(2,660)
Annual contract charges (note 2)	(575,279)	(594,762)	(265,393)	(280,166)	(473,065)	(518,828)
Annuity and death benefit payments	(1,759,689)	(2,057,445)	(1,745,100)	(1,283,052)	(1,707,892)	(2,202,156)
Net equity transactions	(3,991,968)	(7,789,257)	(3,158,172)	(2,734,369)	(7,785,347)	(6,482,875)
Net change in contract owners' equity	(4,788,691)	370,915	(1,514,397)	73,454	(2,416,560)	(1,712,716)
Contract owners' equity:
Beginning of period	46,219,225	45,848,310	22,863,031	22,789,577	37,759,214	39,471,930
End of period	$41,430,534	$46,219,225	$21,348,634	$22,863,031	$35,342,654	$37,759,214

Change in units:
Beginning units	3,997,568	4,727,195	1,283,134	1,449,156	1,479,119	1,755,713
Units purchased	356,964	125,827	38,896	12,338	32,540	70,028
Units redeemed	(681,502)	(855,454)	(213,268)	(178,360)	(312,659)	(346,622)
Ending units	3,673,030	3,997,568	1,108,762	1,283,134	1,199,000	1,479,119

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Statements of Changes in Contract Owners' Equity (continued)	For the Periods Ended December 31, 2024 and 2023

	IVYV - Macquarie VIP Asset Strategy Subaccount	IVYV - Macquarie VIP Asset Strategy Subaccount	IVYV - Macquarie VIP Natural Resources Subaccount	IVYV - Macquarie VIP Natural Resources Subaccount	IVYV - Macquarie VIP Science and Technology Subaccount	IVYV - Macquarie VIP Science and Technology Subaccount
	2024	2023	2024	2023	2024	2023
Increase (decrease) in contract owners' equity from operations:
Net investment activity	$505,914	$714,568	$1,145,019	$404,294	$(1,008,853)	$(870,909)
Reinvested capital gains	3,479,734	0	0	0	2,438,953	3,829,319
Realized gain (loss)	40,575	(2,339,507)	466,533	568,057	1,259,130	(4,291,756)
Change in unrealized gain (loss)	6,055,140	12,906,895	(1,963,440)	(1,031,137)	17,611,579	23,416,387
Net increase (decrease) in contract owners' equity from operations	10,081,363	11,281,956	(351,888)	(58,786)	20,300,809	22,083,041
Equity transactions:
Contract purchase payments (note 1)	135,240	76,698	55,762	43,421	219,874	202,542
Extra credit fund deposit (note 1)	90	230	0	7	3,570	737
Transfers (to) and from other subaccounts	(1,561,135)	(1,809,161)	(313,324)	(1,936,161)	(5,114,008)	(2,683,431)
Transfers (to) and from fixed dollar contract	(41,044)	(56,239)	(10,096)	(47,222)	(58,749)	(542,053)
Withdrawals and surrenders	(6,589,181)	(4,166,744)	(2,527,578)	(1,741,491)	(6,768,222)	(3,752,478)
Surrender charges (note 2)	(1,348)	(384)	(438)	(2,576)	(5,264)	(3,577)
Annual contract charges (note 2)	(1,587,524)	(1,646,046)	(433,710)	(483,876)	(901,851)	(874,592)
Annuity and death benefit payments	(5,074,936)	(6,114,829)	(1,730,313)	(2,005,434)	(3,656,058)	(3,934,256)
Net equity transactions	(14,719,838)	(13,716,475)	(4,959,697)	(6,173,332)	(16,280,708)	(11,587,108)
Net change in contract owners' equity	(4,638,475)	(2,434,519)	(5,311,585)	(6,232,118)	4,020,101	10,495,933
Contract owners' equity:
Beginning of period	95,641,514	98,076,033	29,094,661	35,326,779	74,642,697	64,146,764
End of period	$91,003,039	$95,641,514	$23,783,076	$29,094,661	$78,662,798	$74,642,697

Change in units:
Beginning units	4,806,524	5,545,512	3,425,510	4,172,440	1,276,331	1,508,163
Units purchased	46,508	55,256	250,612	307,781	69,271	59,051
Units redeemed	(736,693)	(794,244)	(825,301)	(1,054,711)	(303,190)	(290,883)
Ending units	4,116,339	4,806,524	2,850,821	3,425,510	1,042,412	1,276,331

The accompanying notes are an integral part of these financial statements.

AuguStar℠ Variable Account A

Notes to Financial Statements	December 31, 2024

(1)	Basis of Presentation and Summary of Significant Accounting Policies

A.	Organization and Nature of Operations

AuguStar℠ Variable Account A (the “Account”) is a separate account of AuguStar℠ Life Insurance Company (“ALIC” or the “Company”). The Account is established as a funding vehicle for ALIC’s variable individual annuity contracts and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “40 Act”). The Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

ALIC is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc., a stock holding company organized under Ohio insurance laws. In 1998, ALIC became a stock company under provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code relating to mutual insurance holding companies.

The variable annuity contracts funding the Account were sold by registered representatives of broker-dealers that entered into distribution agreements with AuguStar℠ Distributors, Inc. (“ADI”). ADI is a subsidiary of CII and is the principal underwriter of the contracts. ALIC pays ADI a sales commission based on a pre-determined percentage of each purchase payment and ADI pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers may vary by product.

Effective September 15, 2018, ALIC no longer markets nor issues new individual variable annuities, which presently represent the bulk of the Company’s in-force block of variable contracts and policies. The Company will continue to service the in-force contracts and policies regardless of the absence of new sales.

B.	Assets of the Account

Assets of the Account are assigned to the following subaccounts in amounts equating to the Account’s ownership of each underlying mutual fund:

AuguStar℠ Variable Insurance Products Fund, Inc.: AVIP Bond, AVIP BlackRock Balanced Allocation, AVIP BlackRock Advantage International Equity, AVIP Fidelity Institutional AM® Equity Growth, AVIP AB Small Cap, AVIP AB Mid Cap Core, AVIP S&P 500® Index, AVIP BlackRock Advantage Large Cap Value, AVIP Federated High Income Bond, AVIP Nasdaq-100® Index, AVIP BlackRock Advantage Large Cap Core, AVIP BlackRock Advantage Small Cap Growth, AVIP S&P MidCap 400® Index, AVIP BlackRock Advantage Large Cap Growth, AVIP Constellation Dynamic Risk Balanced, AVIP Federated Core Plus Bond, AVIP Intech U.S. Low Volatility, AVIP Constellation Managed Risk Balanced, AVIP Constellation Managed Risk Moderate Growth, AVIP Constellation Managed Risk Growth, AVIP Moderately Conservative Model, AVIP Balanced Model, AVIP Moderate Growth Model, and AVIP Growth Model

Fidelity® Variable Insurance Products Fund - Initial Class: VIP Growth, VIP Equity-Income, and VIP High Income

Fidelity® Variable Insurance Products Fund - Service Class: VIP Government Money Market

Fidelity® Variable Insurance Products Fund - Service Class 2: VIP Mid Cap, VIP Growth, VIP Equity-Income, VIP Real Estate, and VIP Target Volatility

Janus Aspen Series - Institutional Shares: Janus Henderson Research, Janus Henderson Overseas, Janus Henderson Global Research, and Janus Henderson Balanced

Janus Aspen Series - Service Shares: Janus Henderson Research, Janus Henderson Global Research, Janus Henderson Balanced, Janus Henderson Overseas, and Janus Henderson Flexible Bond

Legg Mason Partners Variable Equity Trust - Class I: ClearBridge Variable Dividend Strategy and ClearBridge Variable Large Cap Value

Allspring Variable Trust: VT Opportunity

Morgan Stanley Variable Insurance Fund, Inc. - Class II: VIF Growth

Goldman Sachs Variable Insurance Trust - Institutional Shares: U.S. Equity Insights and Strategic Growth

Goldman Sachs Variable Insurance Trust - Service Shares: U.S. Equity Insights, Strategic Growth, and Trend Driven Allocation

Lazard Retirement Series, Inc. - Service Shares: Emerging Markets Equity, U.S. Small Cap Equity Select, International Equity, and Global Dynamic Multi-Asset

Lincoln Variable Insurance Products Trust- Standard Class: LVIP JPMorgan Small Cap Core

AB Variable Products Series Fund, Inc. - Class B: VPS Relative Value, VPS Small Cap Growth, and VPS Global Risk Allocation-Moderate

MFS® Variable Insurance Trust - Service Class: New Discovery, Mid Cap Growth, and Total Return

MFS® Variable Insurance Trust II - Service Class: Massachusetts Investors Growth Stock

PIMCO Variable Insurance Trust - Administrative Shares: Real Return, Global Bond Opportunities, CommodityRealReturn® Strategy, Short-Term, and Low Duration

Calvert Variable Trust, Inc.: CVT S&P 500® Index

BNY Mellon Variable Investment Fund - Service Shares: Appreciation

Royce Capital Fund - Investment Class: Small-Cap and Micro-Cap

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. Comstock Series I and Invesco V.I. EQV International Equity Series II

Neuberger Berman Advisers Management Trust - S Class: AMT Mid Cap Intrinsic Value

Franklin Templeton Variable Insurance Products Trust - Class 2: Franklin Income VIP, Franklin DynaTech VIP, and Templeton Foreign VIP

Franklin Templeton Variable Insurance Products Trust - Class 5: Franklin VolSmart Allocation VIP

Franklin Templeton Variable Insurance Products Trust - Class 4: Franklin Income VIP, Franklin DynaTech VIP, Templeton Foreign VIP, and Franklin Allocation VIP

Federated Hermes Insurance Series - Service Shares: Kaufmann Fund II

Ivy Variable Insurance Portfolios - Service Shares: Macquarie VIP Asset Strategy, Macquarie VIP Natural Resources, and Macquarie VIP Science and Technology

The underlying mutual funds (“the funds”) in which the subaccounts invest are diversified open-end management investment companies. The funds are not available to the general public directly, but are available as investment options in variable annuity contracts and variable life insurance policies issued by life insurance companies. The investments of the funds are subject to varying degrees of market, interest, and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds that may have similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.

Shares of the funds are purchased at Net Asset Value (“NAV”). The resulting value of assets is converted to accumulation units for the purpose of dividing the aggregate equity ownership of the subaccounts among affected contract owners.

Constellation Investments, Inc. (formerly Ohio National Investments, Inc.) (“CINV”), an affiliate of CII, performs investment advisory services on behalf of AuguStar℠ Variable Insurance Products Fund, Inc., in which the Account invests. For these services, CINV recorded advisory fees of approximately $61.5 million and $58.9 million from AuguStar℠ Variable Insurance Products Fund, Inc. for the periods ended December 31, 2024 and 2023, respectively.

Contract owners may, with certain restrictions, transfer their contract values between the Account and a fixed dollar contract maintained in the general account of ALIC. The accompanying financial statements include only the contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for the fixed portions of their contracts.

Guarantees within a contract or optional rider that exceed the value of the interest in the Account represent expenses of ALIC and are paid from its general account.

For certain products, ALIC credits an extra amount to the contract owner’s contract each time a purchase payment is made. The extra credit equals 4% of each purchase payment.

C.	Annuity Reserves for Contracts in Payment Period

Annuity reserves for contracts in payment period represents the contract owners’ equity allocated to these future contract benefits. The allocation is based on the 2000 Annuity Table or the 1983 Individual Annuity Mortality Table (83a), depending on the year the contract annuitized and reflects the discounted amount of the expected annuity payments. The assumed interest rate is 3.0 or 4.0 percent depending on the contract selected by the annuitant. Changes to annuity reserves for adverse mortality and expense risk experience are reimbursed to the Account by ALIC. Such amounts are included in risk and administrative expenses. (See Note 2).

D.	Security Valuation, Transactions and Related Investment Income

The fair value of the underlying mutual funds is based on the closing NAV of fund shares held at December 31, 2024.

Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded and reinvested in the subaccounts on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

E.	Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Operating Segments

In this reporting period, the subaccounts adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the subaccounts’ financial position nor the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. ALIC’s Vice President, Mutual Fund Operations is each of the subaccount's CODM and has determined that each subaccount has operated as a single segment since inception. The CODM monitors the operating results of each subaccount and each subaccount’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by each subaccount’s portfolio management team. The financial information, in the form of the subaccounts’ holdings, total returns, expense ratios, and changes in contract owners’ equity (i.e., changes in contract owners’ equity resulting from operations, contract purchase payments, withdrawals, surrenders, and transfers) are used by the CODM to assess each subaccount’s performance by comparing the underlying mutual fund’s performance to its respective benchmark and to make resource allocation decisions for each subaccount’s single segment, which is consistent with that presented within the subaccounts’ financial statements. Segment assets are reflected on the subaccounts’ Statements of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statements of Operations.

G.	Subsequent Events

The Account has evaluated for subsequent events through the date these financial statements were issued, and there are no events that require financial statement disclosure or adjustments to the financial statements.

(2)	Risk & Administrative Expense and Contract Charges

Although annuity and death benefit payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because ALIC assumes the expense risk and the mortality risk of the contracts. ALIC charges the Accounts' assets for assuming those risks.

The mortality risk results from a provision in contracts in which ALIC agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

At the end of each valuation period, ALIC charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on Contract Owner’s Equity at the end of the valuation period and pre-determined annualized rates as stated in the product prospectuses. Administrative expenses include costs associated with providing accounting, administrative, compliance, and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by ALIC is the risk that the deductions provided for in the variable annuity contracts may be insufficient to cover the actual costs to administer the terms stated in the contracts.

All other fees assessed on contracts, including surrender charges, annual contract fee, transfer fees, and fees related to optional riders are charged to contracts upon a surrender, anniversary, or transfer event, respectively. Each of these charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.

The tables on the following pages illustrate product and contract level charges by product:

The following basic charges are assessed through reduction of daily unit values:

	Annual Payment Combination	Variable Interest Annuity “VIA”	Flexible Payment Combination	Top I
Mortality and Expense Risk Fees (May increase annually to a pre-determined maximum, based on product)	0.75%	1.05%	0.85%	0.85% to 1.05%
Administrative Expenses	0.25%	0.25%	0.25%	0.25%
Total expenses	1.00%	1.30%	1.10%	1.10% to 1.30%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	No charge	No charge	$25	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 4 transfers each contract year)	$3 to $15	NA	$3 to $15	$3 to $15
Purchase Payment Charges	3.3% to 6.3% for sales expense, 1.2% to 2.2% for administrative expense, and 0.5% for death benefit premium	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	No charge	6% of surrender value in the first year to 0% in the seventh year	5% of purchase payments made in the eight years prior to surrender
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	Top Tradition	Top Plus	Investar Vision & Top Spectrum	Top Explorer
Mortality and Expense Risk Fees (May increase annually to a pre-determined maximum, based on product)	0.85%	0.65%	1.15%	1.05%
Administrative Expenses	0.25%	0.25%	0.25%	0.25%
Total expenses	1.10%	0.90%	1.40%	1.30%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract).	$30	No charge	$35	$35
Transfer Fee – per transfer.
(Currently, no charge for the first 4 transfers each contract year)	$3 to $15	$3 to $15	$3 to $15	$3 to $15
Sales Charge made from purchase payments	No charge	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7.75% of purchase payments made in the eight years prior to surrender	6% of surrender value in the first year to 0% in the seventh year	7% of surrender value in the first year to 0% in the eighth year	7% of surrender value in the first year to 0% in the eighth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

The following basic charges are assessed through reduction of daily unit values:

	ONcore Flex	ONcore Value	ONcore Premier	ONcore Xtra
Mortality and Expense Risk Fees	1.15%	0.75%	1.15%	1.15%
Administrative Expenses	0.35%	0.15%	0.25%	0.25%
Total expenses	1.50%	0.90%	1.40%	1.40%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	No charge	6% of surrender value in the first year to 0% in the seventh year	6% of surrender value in the first year to 0% in the seventh year	9% of surrender value in the first year to 0% in the ninth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR (1)

ARDBR II at issue ages through 74 (1)

ARDBR II at issue ages 75 through 78 (1)

ARDBR 2009 (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% 0.95% to 1.00% 1.10% to 1.15% 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at issue ages through 70

GEB at issue ages 71 through 75

GEB “Plus” at issue ages through 70

GEB “Plus” at issue ages 71 through 75

	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%	0.15% 0.30% 0.30% 0.60%

Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB (1)

GMIB Plus (1)

GMIB Plus with Five Year Reset (1)

GMIB Plus with Annual Reset (1)

GMIB Plus with Five Year Reset II without investment restrictions (1)

GMIB Plus with Five Year Reset II with investment restrictions (1)

GMIB Plus with Annual Reset II without investment restrictions (1)

GMIB Plus with Annual Reset II with investment restrictions (1)

GMIB Plus with Annual Reset 2009 (1)

	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% 1.25% to 1.55% 0.95% to 1.40% 1.35% to 1.65% 1.05% to 1.50% 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S.

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Access (“GPA”)
GPA with 8% guarantee (1) GPA with 7% guarantee (1)	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.20% to 0.55% 0.45% to 0.90%	0.20% to 0.55% 0.45% to 1.30%	0.20% to 0.55% 0.45% to 1.30%	0.20% to 0.55% 0.45% to 1.30%

(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Lite	ONcore Ultra	ONcore Wrap
Mortality and Expense Risk Fees	1.15%	0.90% to 1.15%	0.50%
Administrative Expenses	0.25%	0.25%	0.15%
Total expenses	1.40%	1.15% to 1.40%	0.65%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the fourth year	7% of surrender value in the first year to 0% in the fourth year	No charge
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR (1)

ARDBR II at issue ages through 74 (1)

ARDBR II at issue ages 75 through 78 (1)

ARDBR 2009 (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% 0.95% to 1.00% 1.10% to 1.15% 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%	0.10% to 0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 0.60% NA NA 1.00% to 1.40% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%
Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB (1)

GMIB Plus (1)

GMIB Plus with Five Year Reset (1)

GMIB Plus with Annual Reset (1)

GMIB Plus with Five Year Reset II without investment restrictions (1)

GMIB Plus with Five Year Reset II with investment restrictions (1)

GMIB Plus with Annual Reset II without investment restrictions (1)*

GMIB Plus with Annual Reset II with investment restrictions (1)

GMIB Plus with Annual Reset 2009 (1)

	0.45% 0.55% 0.55% 0.70% 1.25% to 1.55% 0.95% to 1.40% 1.35% to 1.65% 1.05% to 1.50% 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%	0.45% 0.55% 0.55% 0.70% NA NA NA NA 1.15% to 1.50%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% NA NA 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Access (“GPA”)
GPA with 8% guarantee (1) GPA with 7% guarantee (1)	0.50% 0.40%	0.50% 0.40%	0.50% 0.40%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.20% to 0.55% 0.45% to 0.90%	0.25% to 0.55% 0.45% to 0.90%	0.55% 0.45% to 1.30%
(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Lite II	ONcore Ultra II	ONcore Flex II
Mortality and Expense Risk Fees	1.15%	0.90% to 1.25%	1.35%
Administrative Expenses	0.35%	0.25%	0.35%
Total expenses	1.50%	1.15% to 1.50%	1.70%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the fifth year	7% of surrender value in the first year to 0% in the fifth year	No charge
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%

Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

GMDBR80 Plus (1)

GMDBR85 Plus (1)

5% GMDBR80 Plus (1)

5% GMDBR85 Plus (1)

Annual Reset Death Benefit Rider:

ARDBR 2009 (1)

ARDBR 2008 at issue ages through 74 (1)

ARDBR 2008 at issue ages 75 through 78 (1)

ARDBR (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% NA 0.25% to 0.30% 0.45% 0.45% 0.70% 1.00% to 1.40% 0.95% to 1.00% 1.10% to 1.15% 0.60% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.25% to 0.30% 0.45% 0.45% 0.70% 1.00% to 1.40% 0.95% to 1.00% 1.10% to 1.15% 0.60% 0.10% 0.25% 0.45% to 0.90%	0.25% NA NA NA 0.45% NA NA NA NA NA 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%
Optional Guaranteed Minimum Income Benefit (“GMIB”)

This annual charge is the following percentage of guaranteed income base:

GMIB Plus with Annual Reset 2009 (1)

GMIB Plus with Annual Reset 2008 without investment restrictions (1)

GMIB Plus with Annual Reset 2008 with investment restrictions (1)

GMIB Plus with Annual Reset (1)

	1.15% to 1.50% 1.35% to 1.65% 1.05% to 1.50% 0.70%	1.15% to 1.50% 1.35% to 1.65% 1.05% to 1.50% 0.70%	NA NA NA NA
Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) These annual charges are the following percentage of your GLWB base:
GLWB (1) Joint GLWB (1) GLWB 2011 (1) Joint GLWB 2011 (1) GLWB 2012 (1) Joint GLWB 2012 (1) GLWB Plus Joint GLWB Plus GLWB Preferred I.S. Joint GLWB Preferred I.S	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 0.90%	0.55% 0.45% to 1.30%	0.55% 0.45% to 0.90%
(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Premier II	ONcore Xtra II	ONcore Lite III
Mortality and Expense Risk Fees	1.05%	1.45%	1.35% to 1.45%
Administrative Expenses	0.25%	0.25%	0.25%
Total expenses	1.30%	1.70%	1.60% to 1.70%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10	$10
Sales Charge made from purchase payments	No charge	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	7% of surrender value in the first year to 0% in the eighth year	9% of surrender value in the first year to 0% in the tenth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider:

5% GMDBR80 Plus (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB (1)

Joint GLWB (1)

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% NA NA NA NA	0.95% to 2.00% 1.05% to 2.00% 0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%
(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Premier WF7	ONcore Premier WF 4
Mortality and Expense Risk Fees	1.05%	1.05% to 1.55%
Administrative Expenses	0.25%	0.25%
Total expenses	1.30%	1.30% to 1.80%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10
Sales Charge made from purchase payments	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	8% of surrender value in the first year to 0% in the eighth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Guaranteed Minimum Death Benefit Rider 5% GMDBR80 Plus (1)

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

Premium Protection Plus or Joint Premium Protection Plus death benefit (1)

	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%	0.25% 0.65% to 1.50% 0.45% 0.10% 0.25% 0.45% to 0.90%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB 2011 (1)

Joint GLWB 2011 (1)

GLWB 2012 (1)

Joint GLWB 2012 (1)

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	0.95% to 2.00% 1.20% to 2.40% 1.05% to 2.10% 1.35% to 2.70% 0.95% to 2.00% 1.25% to 2.50% 0.95% to 2.00% 1.25% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP (1) GPP 2012	0.55% 0.45% to 1.30%	0.55% 0.45% to 1.30%
(1)	No longer available for purchase.

The following basic charges are assessed through reduction of daily unit values:

	ONcore Select 7	ONcore Select 4
Mortality and Expense Risk Fees	1.15%	1.15% to 1.55%
Administrative Expenses	0.25%	0.25%
Total expenses	1.40%	1.40% to 1.80%

The following charges are assessed through the redemption of units:

Annual Contract Fee
Each year on the contract anniversary (or at the time of surrender of the contract). No charge if contract value exceeds $50,000.	$30	$30
Transfer Fee – per transfer.
(Currently, no charge for the first 12 transfers each contract year)	$10	$10
Sales Charge made from purchase payments	No charge	No charge
Surrender Charges
A withdrawal charge may be assessed by ALIC when a contract is surrendered, or a partial withdrawal of a participant's account value is made for any reason other than to make a plan payment to a participant. Percentages vary with the number of years from purchase.	8% of surrender value in the first year to 0% in the eighth year	8% of surrender value in the first year to 0% in the fifth year
State Premium Taxes
In those jurisdictions permitting, such taxes will be deducted when annuity payments begin. Otherwise, they will be deducted from purchase payments.	0.0% to 5.0%	0.0% to 5.0%
Optional Death Benefits

These annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-up Death Benefit

Combo Death Benefit

Premium Protection or Joint Premium Protection death benefit:

Issue ages through 70

Issue ages 71 through 75

	0.25% 0.65% to 1.50% 0.10% 0.25%	0.25% 0.65% to 1.50% 0.10% 0.25%
Optional Enhanced Death Benefit (“GEB”)

These annual charges are the following percentages of average variable account value:

GEB at (issue ages through 70) / (issue ages 71 through 75)

GEB “Plus” at (issue ages through 70) / (issue ages 71 through 75)

	0.15% / 0.30% 0.30% / 0.60%	0.15% / 0.30% 0.30% / 0.60%

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”)

These annual charges are the following percentage of your GLWB base:

GLWB Plus

Joint GLWB Plus

GLWB Preferred I.S.

Joint GLWB Preferred I.S

Income Opportunity GLWB

Income Opportunity GLWB (Joint Life)

	1.05% to 2.10% 1.35% to 2.70% 1.20% to 2.00% 1.40% to 2.50% 1.20% to 2.50% 1.50% to 3.00%	1.05% to 2.10% 1.35% to 2.70% 1.20% to 2.00% 1.40% to 2.50% 1.20% to 2.50% 1.50% to 3.00%
Optional Guaranteed Principal Protection (“GPP”)
These annual charges are the following percentage of average annual guaranteed principal amount: GPP 2012	0.65% to 1.30%	0.65% to 1.30%

Further information regarding fees, terms, and availability is provided in the prospectus for each of the products listed.

(3)	Federal Income Taxes

Operations of the Account form a part of, and are taxed with, the operations of ALIC, which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the fund shares held in the Account or on capital gains realized by the Account upon redemption of the fund shares. Accordingly, ALIC does not provide for income taxes within the Account.

(4)	Fund Replacements, and Other Significant Transactions

Effective December 6, 2024, VIF U.S. Real Estate of the Morgan Stanley Variable Insurance Fund, Inc. - Class I liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

Effective August 16, 2024, the AVIP Fidelity Institutional AM® Equity Growth of AuguStar℠ Variable Insurance Products Fund, Inc. issued a reverse share split (1:10 split ratio).

The Account, along with ALIC, National Security Life and Annuity Company (“NSLA”), a stock life insurance subsidiary wholly owned by ALIC, and certain other variable separate account entities affiliated with ALIC and NSLA were parties to a correspondence letter filed with the Securities and Exchange Commission (the “SEC”) on August 25, 2023, which described the intent of those entities to execute a substitution of investment options pursuant to Commission Statement on Insurance Product Fund Substitution Applications, Release No. IC-34199. As outlined in the correspondence letter, those entities communicated their intent to substitute shares of eight unaffiliated funds currently available as subaccounts under certain variable contracts for shares of one unaffiliated and seven affiliated fund options, also available as subaccounts under those contracts.

The substitution transactions impacting the Account were:

Existing Subaccounts	Replacement Subaccounts
PSF PGIM Jennison Focused Blend - Class II of The Prudential Series Fund, Inc.	AVIP Fidelity Institutional AM® Equity Growth of AuguStar℠ Variable Insurance Products Fund, Inc.
PSF PGIM Jennison Growth - Class II of The Prudential Series Fund, Inc.	AVIP BlackRock Advantage Large Cap Growth of AuguStar℠ Variable Insurance Products Fund, Inc.
LVIP JPMorgan Mid Cap Value - Standard Class of Lincoln Variable Insurance Products Trust	AVIP S&P MidCap 400® Index of AuguStar℠ Variable Insurance Products Fund, Inc.
VT Discovery SMID Cap Growth of Allspring Variable Trust	AVIP S&P MidCap 400® Index of AuguStar℠ Variable Insurance Products Fund, Inc.
VIF U.S. Real Estate - Class II of Morgan Stanley Variable Insurance Fund, Inc.	VIP Real Estate - Service Class 2 of Fidelity® Variable Insurance Products Fund
Western Asset Core Plus VIT - Class II of Legg Mason Partners Variable Income Trust	AVIP Federated Core Plus Bond of AuguStar℠ Variable Insurance Products Fund, Inc.
V.I. Balanced-Risk Allocation Series II of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AVIP Constellation Dynamic Risk Balanced of AuguStar℠ Variable Insurance Products Fund, Inc.
Large Cap Value - Institutional Shares and Service Shares of Goldman Sachs Variable Insurance Trust	AVIP S&P 500® Index of AuguStar℠ Variable Insurance Products Fund, Inc.

The substitution transactions were effected on August 25, 2023 via cash redemptions from the Existing Subaccounts and cash subscriptions to the Replacement Subaccounts.

Effective July 28, 2023, VIF Core Plus Fixed Income of the Morgan Stanley Variable Insurance Fund, Inc. - Class I liquidated. The value on the day of liquidation was redeemed and subscriptions of equal value were made to VIP Government Money Market of the Fidelity® Variable Insurance Products Fund - Service Class.

Effective April 28, 2023, Small Cap Core of J.P. Morgan Insurance Trust - Class I merged into the LVIP JPMorgan Small Cap Core of Lincoln Variable Insurance Products Trust- Standard Class.

(5)	Investments

In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date. The assets utilizing Level 1 valuations represent investments in investment companies that have a readily determinable fair value and are valued at Net Asset Value (“NAV”).
Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The only type of investments used by the subaccounts is open-end 40 Act mutual funds, which have readily determinable fair values. As such, all funds are classified as Level 1 investments.

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

	Purchases	Sales
AVIP - AVIP Bond Subaccount	$29,153,398	$20,620,532
AVIP - AVIP BlackRock Balanced Allocation Subaccount	21,009,656	98,123,959
AVIP - AVIP BlackRock Advantage International Equity Subaccount	18,808,978	23,226,254
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	11,364,194	25,063,553
AVIP - AVIP AB Small Cap Subaccount	3,533,512	9,951,739
AVIP - AVIP AB Mid Cap Core Subaccount	2,301,939	9,478,447
AVIP - AVIP S&P 500® Index Subaccount	103,929,698	147,589,759
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	5,869,294	10,189,003
AVIP - AVIP Federated High Income Bond Subaccount	6,323,811	11,033,388
AVIP - AVIP Nasdaq-100® Index Subaccount	67,269,544	67,870,637
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	8,462,508	44,406,958
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	3,282,827	12,273,621
AVIP - AVIP S&P MidCap 400® Index Subaccount	24,989,218	47,598,816
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	47,745,408	120,292,150
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	46,722,206	305,648,062
AVIP - AVIP Federated Core Plus Bond Subaccount	46,900,118	68,821,059
AVIP - AVIP Intech U.S. Low Volatility Subaccount	18,185,879	173,767,091
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	34,386,029	117,858,147
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	31,332,814	95,416,346
AVIP - AVIP Constellation Managed Risk Growth Subaccount	29,630,013	85,108,689
AVIP - AVIP Moderately Conservative Model Subaccount	9,924,114	36,530,861
AVIP - AVIP Balanced Model Subaccount	27,081,844	146,936,293
AVIP - AVIP Moderate Growth Model Subaccount	33,111,312	261,184,263
AVIP - AVIP Growth Model Subaccount	7,716,087	50,785,840
FIDI - VIP Growth Subaccount	333,140	227,480
FIDI - VIP Equity-Income Subaccount	50,893	46,942
FIDI - VIP High Income Subaccount	613	1,595
FIDS - VIP Government Money Market Subaccount	120,409,728	132,109,524
FID2 - VIP Mid Cap Subaccount	30,905,439	41,446,138
FID2 - VIP Growth Subaccount	42,556,586	32,982,561
FID2 - VIP Equity-Income Subaccount	19,216,338	37,078,283
FID2 - VIP Real Estate Subaccount	9,147,066	19,032,517
FID2 - VIP Target Volatility Subaccount	9,912,307	42,517,085
JASI - Janus Henderson Research Subaccount	218,922	814,196
JASI - Janus Henderson Overseas Subaccount	59,903	311,760
JASI - Janus Henderson Global Research Subaccount	82,653	186,726
JASI - Janus Henderson Balanced Subaccount	159,421	367,597
JASS - Janus Henderson Research Subaccount	6,173,431	6,088,136
JASS - Janus Henderson Global Research Subaccount	2,185,340	6,514,794
JASS - Janus Henderson Balanced Subaccount	18,699,608	78,873,720
JASS - Janus Henderson Overseas Subaccount	10,976,104	20,576,670
JASS - Janus Henderson Flexible Bond Subaccount	11,388,442	11,256,913
LEGI - ClearBridge Variable Dividend Strategy Subaccount	10,680,208	11,074,987
LEGI - ClearBridge Variable Large Cap Value Subaccount	18,932,959	19,845,615
ASVT - VT Opportunity Subaccount	440,643	256,385
MSV2 - VIF Growth Subaccount	5,613,234	19,440,983
GSVI - U.S. Equity Insights Subaccount	3,268,294	5,418,539
GSVI - Strategic Growth Subaccount	2,183,898	3,534,108
GSVS - U.S. Equity Insights Subaccount	1,558,682	3,146,304
GSVS - Strategic Growth Subaccount	3,395,487	6,634,191
GSVS - Trend Driven Allocation Subaccount	5,582,218	21,816,562
LAZS - Emerging Markets Equity Subaccount	9,253,750	28,210,905
LAZS - U.S. Small Cap Equity Select Subaccount	1,483,300	4,780,868
LAZS - International Equity Subaccount	4,631,858	19,662,466
LAZS - Global Dynamic Multi-Asset Subaccount	7,541,439	51,241,935
LINC - LVIP JPMorgan Small Cap Core Subaccount	2,693,076	12,426,841
ABVB - VPS Relative Value Subaccount	775,486	3,955,013
ABVB - VPS Small Cap Growth Subaccount	3,755,398	6,645,867

	Purchases	Sales
ABVB - VPS Global Risk Allocation-Moderate Subaccount	$29,968,004	$162,271,257
MFSI - New Discovery Subaccount	1,222,862	4,781,348
MFSI - Mid Cap Growth Subaccount	9,527,266	12,625,596
MFSI - Total Return Subaccount	13,161,044	31,435,859
MFS2 - Massachusetts Investors Growth Stock Subaccount	3,169,309	6,934,100
PVIA - Real Return Subaccount	18,959,766	38,153,068
PVIA - Global Bond Opportunities Subaccount	5,673,751	7,663,094
PVIA - CommodityRealReturn® Strategy Subaccount	2,376,657	4,961,217
PVIA - Short-Term Subaccount	36,121,239	36,362,194
PVIA - Low Duration Subaccount	8,314,104	10,041,074
CVTI - CVT S&P 500® Index Subaccount	13,598	42,446
BNYS - Appreciation Subaccount	2,099,147	4,252,000
ROYI - Small-Cap Subaccount	9,397,298	20,948,142
ROYI - Micro-Cap Subaccount	4,481,259	8,916,348
AIMI - Invesco V.I. Comstock Series I Subaccount	2,745	2,045
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	3,869,615	8,426,245
NBAS - AMT Mid Cap Intrinsic Value Subaccount	3,177,057	7,551,882
FRT2 - Franklin Income VIP Subaccount	5,385,250	16,483,878
FRT2 - Franklin DynaTech VIP Subaccount	954,079	3,503,250
FRT2 - Templeton Foreign VIP Subaccount	2,373,647	5,686,553
FRT5 - Franklin VolSmart Allocation VIP Subaccount	10,464,253	41,484,021
FRT4 - Franklin Income VIP Subaccount	5,917,820	17,497,817
FRT4 - Franklin DynaTech VIP Subaccount	932,271	5,527,144
FRT4 - Templeton Foreign VIP Subaccount	5,169,304	8,725,527
FRT4 - Franklin Allocation VIP Subaccount	1,266,633	4,284,047
FEDS - Kaufmann Fund II Subaccount	2,329,196	9,168,571
IVYV - Macquarie VIP Asset Strategy Subaccount	6,281,610	17,015,800
IVYV - Macquarie VIP Natural Resources Subaccount	3,595,752	7,410,430
IVYV - Macquarie VIP Science and Technology Subaccount	7,178,991	22,029,599

(6)	Financial Highlights

The following is a summary of accumulation units, value per unit, fair value, expenses, total returns, and investment income ratios for each period ended December 31. The fair value indicated in the Financial Highlights represents the portion of contract owners' equity for contracts in the accumulation period only and excludes the portion of contract owners' equity related to annuity reserves for contracts in the payment period. As such, fair value presented below equals the contract owners’ equity for Contracts in Accumulation Period, as noted in the Statements of Assets and Contract Owners’ Equity, but may not agree to the total contract owner’s equity as presented in the Statements of Changes in Contract Owners’ Equity. Some of the information is presented as a range of minimum to maximum values. The range is determined by identifying the lowest and the highest expense rates during each period presented for the products with units outstanding at the end of each period, and presenting the expenses, values per unit, and total returns that correspond to those products. Accordingly, some individual contract or product attributes may not be within the range presented.

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP - AVIP Bond Subaccount	2024	4,797,309	$12.01 to $16.07	$93,891,458	0.65% to 1.70%	0.65% to 1.71%	3.73%
AVIP - AVIP Bond Subaccount	2023	4,502,853	$11.93 to $15.80	$86,563,260	0.65% to 1.70%	6.50% to 7.60%	3.23%
AVIP - AVIP Bond Subaccount	2022	4,627,742	$11.20 to $14.68	$83,051,841	0.65% to 1.70%	-16.60% to -15.73%	3.17%
AVIP - AVIP Bond Subaccount	2021	5,447,758	$13.43 to $17.42	$117,047,536	0.65% to 1.70%	-3.16% to -2.15%	2.69%
AVIP - AVIP Bond Subaccount	2020	5,811,756	$13.87 to $17.80	$128,901,845	0.65% to 1.70%	7.76% to 8.88%	0.69%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2024	11,043,772	$35.21 to $39.19	$362,463,066	0.65% to 1.70%	17.49% to 18.73%	1.56%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2023	13,783,396	$29.97 to $33.01	$383,212,789	0.65% to 1.70%	19.11% to 20.35%	1.70%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2022	16,659,061	$25.16 to $27.43	$387,810,662	0.65% to 1.70%	-19.77% to -18.94%	1.43%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2021	17,616,400	$31.36 to $33.83	$510,145,659	0.65% to 1.70%	17.07% to 18.29%	1.51%
AVIP - AVIP BlackRock Balanced Allocation Subaccount	2020	20,012,773	$22.24 to $28.60	$493,809,933	0.65% to 1.80%	13.60% to 14.90%	0.19%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2024	7,668,907	$15.21 to $17.54	$121,219,705	0.65% to 1.70%	4.50% to 5.60%	2.50%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2023	8,087,896	$14.40 to $16.79	$121,367,450	0.65% to 1.70%	16.96% to 18.18%	3.52%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2022	9,665,767	$12.19 to $14.35	$123,559,653	0.65% to 1.70%	-14.92% to -14.03%	2.61%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2021	10,406,596	$14.17 to $16.87	$155,775,324	0.65% to 1.70%	11.60% to 12.76%	1.38%
AVIP - AVIP BlackRock Advantage International Equity Subaccount	2020	11,172,145	$12.57 to $15.12	$149,510,849	0.65% to 1.70%	4.95% to 6.05%	0.65%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2024	2,796,179	$65.07 to $72.59	$109,736,189	0.65% to 1.70%	28.48% to 29.83%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2023	3,350,975	$50.65 to $55.91	$101,759,020	0.65% to 1.70%	37.07% to 38.49%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2022	1,463,784	$36.95 to $40.37	$33,680,109	0.65% to 1.70%	-35.02% to -34.35%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2021	1,566,498	$56.87 to $61.50	$55,326,012	0.65% to 1.70%	17.70% to 18.93%	0.00%
AVIP - AVIP Fidelity Institutional AM® Equity Growth Subaccount	2020	1,894,751	$48.32 to $51.71	$56,142,659	0.65% to 1.70%	35.56% to 36.98%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2024	1,590,829	$43.09 to $48.20	$45,911,706	0.65% to 1.70%	11.90% to 13.08%	0.43%
AVIP - AVIP AB Small Cap Subaccount	2023	1,807,362	$38.51 to $42.62	$46,650,522	0.65% to 1.70%	15.26% to 16.46%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2022	2,013,652	$33.41 to $36.60	$45,042,663	0.65% to 1.70%	-29.92% to -29.19%	0.05%
AVIP - AVIP AB Small Cap Subaccount	2021	2,038,805	$47.68 to $51.69	$65,404,760	0.65% to 1.70%	6.36% to 7.47%	0.00%
AVIP - AVIP AB Small Cap Subaccount	2020	2,590,753	$31.74 to $48.09	$76,892,457	0.65% to 1.80%	31.66% to 33.17%	0.12%
AVIP - AVIP AB Mid Cap Core Subaccount	2024	776,258	$35.27 to $38.66	$38,535,175	0.65% to 1.70%	12.28% to 13.47%	0.45%
AVIP - AVIP AB Mid Cap Core Subaccount	2023	920,963	$31.09 to $34.43	$40,498,907	0.65% to 1.70%	15.10% to 16.29%	0.46%
AVIP - AVIP AB Mid Cap Core Subaccount	2022	1,005,855	$26.73 to $29.91	$38,367,700	0.65% to 1.70%	-24.60% to -23.81%	0.23%
AVIP - AVIP AB Mid Cap Core Subaccount	2021	993,569	$35.09 to $39.67	$50,195,752	0.65% to 1.70%	14.84% to 16.04%	0.14%
AVIP - AVIP AB Mid Cap Core Subaccount	2020	1,252,868	$30.24 to $34.54	$54,647,728	0.65% to 1.70%	17.15% to 18.38%	0.08%
AVIP - AVIP S&P 500® Index Subaccount	2024	11,187,794	$50.53 to $54.86	$635,603,260	0.65% to 1.70%	22.47% to 23.76%	1.16%
AVIP - AVIP S&P 500® Index Subaccount	2023	12,847,778	$40.83 to $44.80	$592,780,701	0.65% to 1.70%	23.63% to 24.91%	1.33%
AVIP - AVIP S&P 500® Index Subaccount	2022	12,135,600	$32.69 to $36.24	$452,781,217	0.65% to 1.70%	-19.78% to -18.95%	1.19%
AVIP - AVIP S&P 500® Index Subaccount	2021	12,488,265	$35.48 to $40.33	$580,379,671	0.65% to 1.80%	25.99% to 27.43%	1.46%
AVIP - AVIP S&P 500® Index Subaccount	2020	14,090,354	$28.16 to $31.65	$517,351,185	0.65% to 1.80%	15.90% to 17.23%	0.39%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2024	1,345,706	$28.62 to $34.58	$42,127,965	0.65% to 1.70%	13.81% to 15.01%	1.54%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2023	1,514,889	$24.89 to $30.38	$41,765,219	0.65% to 1.70%	11.49% to 12.64%	1.96%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2022	1,715,557	$22.09 to $27.25	$42,294,471	0.65% to 1.70%	-10.49% to -9.56%	1.53%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2021	1,998,460	$24.43 to $30.44	$54,753,343	0.65% to 1.70%	23.29% to 24.58%	1.28%
AVIP - AVIP BlackRock Advantage Large Cap Value Subaccount	2020	2,378,653	$19.35 to $19.61	$52,717,718	0.65% to 1.80%	1.82% to 2.99%	0.93%
AVIP - AVIP Federated High Income Bond Subaccount	2024	1,450,451	$17.81 to $24.89	$42,876,408	0.65% to 1.70%	4.66% to 5.76%	5.74%
AVIP - AVIP Federated High Income Bond Subaccount	2023	1,689,513	$17.02 to $23.53	$47,401,552	0.65% to 1.70%	10.80% to 11.95%	6.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP - AVIP Federated High Income Bond Subaccount	2022	1,811,518	$15.36 to $21.02	$45,659,295	0.65% to 1.70%	-12.91% to -12.00%	5.57%
AVIP - AVIP Federated High Income Bond Subaccount	2021	2,215,758	$17.63 to $23.88	$64,215,965	0.65% to 1.70%	3.21% to 4.29%	5.07%
AVIP - AVIP Federated High Income Bond Subaccount	2020	2,399,072	$14.92 to $22.90	$67,173,205	0.65% to 1.80%	4.38% to 5.57%	1.53%
AVIP - AVIP Nasdaq-100® Index Subaccount	2024	4,392,691	$101.36 to $118.73	$198,145,453	0.65% to 1.70%	23.25% to 24.55%	0.47%
AVIP - AVIP Nasdaq-100® Index Subaccount	2023	5,251,622	$82.24 to $95.33	$191,427,981	0.65% to 1.70%	51.87% to 53.45%	0.50%
AVIP - AVIP Nasdaq-100® Index Subaccount	2022	6,035,849	$54.15 to $62.13	$144,037,204	0.65% to 1.70%	-33.70% to -33.01%	0.44%
AVIP - AVIP Nasdaq-100® Index Subaccount	2021	6,192,371	$81.67 to $92.73	$222,068,903	0.65% to 1.70%	24.87% to 26.17%	0.48%
AVIP - AVIP Nasdaq-100® Index Subaccount	2020	7,542,768	$49.90 to $73.50	$215,026,200	0.65% to 1.80%	45.70% to 47.36%	0.17%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2024	3,083,090	$47.90 to $49.88	$173,030,053	0.65% to 1.70%	24.14% to 25.45%	0.83%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2023	3,832,822	$38.18 to $40.18	$172,938,201	0.65% to 1.70%	23.74% to 25.03%	1.01%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2022	4,533,132	$30.54 to $32.47	$164,722,079	0.65% to 1.70%	-20.90% to -20.08%	0.77%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2021	5,107,380	$38.21 to $41.05	$233,696,592	0.65% to 1.70%	26.34% to 27.66%	0.96%
AVIP - AVIP BlackRock Advantage Large Cap Core Subaccount	2020	6,243,752	$29.93 to $32.49	$225,309,336	0.65% to 1.70%	15.58% to 16.79%	0.19%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2024	1,612,994	$32.75 to $33.81	$52,887,191	0.65% to 1.70%	8.44% to 9.58%	0.08%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2023	1,871,686	$30.20 to $30.86	$56,387,358	0.65% to 1.70%	18.28% to 19.51%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2022	2,085,987	$25.54 to $25.82	$52,955,551	0.65% to 1.70%	-27.36% to -26.60%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2021	2,276,388	$26.44 to $35.18	$79,289,017	0.65% to 1.80%	2.21% to 3.38%	0.00%
AVIP - AVIP BlackRock Advantage Small Cap Growth Subaccount	2020	2,663,603	$25.87 to $34.03	$90,278,528	0.65% to 1.80%	31.96% to 33.47%	0.00%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2024	7,654,863	$28.35 to $36.25	$211,793,974	0.65% to 1.70%	11.52% to 12.69%	1.01%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2023	8,798,358	$25.16 to $32.50	$217,415,946	0.65% to 1.70%	13.58% to 14.76%	1.52%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2022	2,353,794	$21.92 to $28.62	$51,107,991	0.65% to 1.70%	-14.85% to -13.96%	1.04%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2021	2,643,561	$25.48 to $33.61	$67,146,883	0.65% to 1.70%	22.10% to 23.37%	1.09%
AVIP - AVIP S&P MidCap 400® Index Subaccount	2020	2,532,508	$20.26 to $20.65	$52,857,718	0.65% to 1.80%	11.32% to 12.59%	0.16%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2024	8,454,785	$54.92 to $59.66	$422,131,143	0.65% to 1.70%	28.86% to 30.22%	0.23%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2023	10,882,385	$42.17 to $46.30	$420,955,461	0.65% to 1.70%	38.44% to 39.88%	0.14%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2022	11,648,233	$30.15 to $33.44	$324,360,710	0.65% to 1.70%	-33.69% to -33.00%	0.00%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2021	445,240	$45.00 to $50.43	$18,433,227	0.65% to 1.70%	24.57% to 25.87%	0.27%
AVIP - AVIP BlackRock Advantage Large Cap Growth Subaccount	2020	523,612	$35.75 to $40.49	$17,331,644	0.65% to 1.70%	31.72% to 33.10%	0.21%
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	2024	63,307,339	$18.69 to $20.88	$1,227,309,447	0.65% to 1.70%	10.61% to 11.78%	1.86%
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	2023	77,505,959	$16.90 to $18.68	$1,354,406,349	0.65% to 1.70%	11.01% to 12.17%	1.08%
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	2022	70,335,025	$15.22 to $16.65	$1,103,089,034	0.65% to 1.70%	-23.91% to -23.12%	0.25%
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	2021	21,157,725	$19.85 to $21.66	$435,647,317	0.65% to 1.80%	13.01% to 14.30%	0.70%
AVIP - AVIP Constellation Dynamic Risk Balanced Subaccount	2020	23,713,458	$17.57 to $18.95	$430,073,601	0.65% to 1.80%	19.99% to 21.36%	0.28%
AVIP - AVIP Federated Core Plus Bond Subaccount	2024	36,164,698	$8.66 to $9.03	$318,157,127	0.65% to 1.70%	-0.01% to 1.05%	3.04%
AVIP - AVIP Federated Core Plus Bond Subaccount	2023	39,348,310	$8.66 to $8.94	$344,844,613	0.65% to 1.70%	3.43% to 4.50%	2.48%
AVIP - AVIP Federated Core Plus Bond Subaccount	2022	37,662,643	$8.37 to $8.55	$317,875,823	0.65% to 1.70%	-14.24% to -13.34%	1.51%
AVIP - AVIP Federated Core Plus Bond Subaccount	2021	46,811,368	$9.76 to $9.87	$458,852,405	0.65% to 1.70%	-2.92% to -1.91%	0.66%
AVIP - AVIP Federated Core Plus Bond Subaccount	2020	5,685	$10.06	$57,198	0.90%	0.61%(c)	0.00%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2024	48,045,088	$12.42 to $12.89	$604,145,140	0.65% to 1.70%	18.02% to 19.26%	1.39%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2023	61,116,286	$10.53 to $10.81	$649,038,325	0.65% to 1.70%	4.81% to 5.90%	1.16%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2022	71,077,647	$10.04 to $10.20	$717,762,484	0.65% to 1.70%	-8.88% to -7.93%	0.53%
AVIP - AVIP Intech U.S. Low Volatility Subaccount	2021	86,660,608	$11.02 to $11.08	$957,034,909	0.65% to 1.80%	10.18%(a) to 10.83%(b)	0.00%
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	2024	51,026,675	$10.09 to $10.46	$521,413,575	0.65% to 1.70%	7.32% to 8.45%	2.56%
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	2023	60,073,900	$9.40 to $9.65	$569,973,912	0.65% to 1.70%	11.99% to 13.15%	1.04%
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	2022	70,440,828	$8.39 to $8.53	$594,545,653	0.65% to 1.70%	-17.24% to -16.38%	0.60%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AVIP - AVIP Constellation Managed Risk Balanced Subaccount	2021	39,065,742	$10.14 to $10.20	$396,908,476	0.65% to 1.70%	1.41%(a) to 1.96%(b)	0.00%
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	2024	34,287,431	$13.21 to $13.52	$456,856,679	0.65% to 1.70%	9.63% to 10.78%	2.12%
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	2023	40,298,443	$12.05 to $12.20	$487,907,748	0.65% to 1.70%	14.21% to 15.40%	0.00%
AVIP - AVIP Constellation Managed Risk Moderate Growth Subaccount	2022	45,507,279	$10.55 to $10.58	$480,595,066	0.65% to 1.70%	5.52%(a) to 5.76%(b)	0.00%
AVIP - AVIP Constellation Managed Risk Growth Subaccount	2024	30,197,515	$14.03 to $14.36	$427,040,634	0.65% to 1.70%	12.92% to 14.11%	1.87%
AVIP - AVIP Constellation Managed Risk Growth Subaccount	2023	35,295,300	$12.42 to $12.58	$440,417,562	0.65% to 1.70%	17.63% to 18.85%	0.00%
AVIP - AVIP Constellation Managed Risk Growth Subaccount	2022	39,957,823	$10.56 to $10.59	$422,366,602	0.65% to 1.70%	5.62%(a) to 5.86%(b)	0.00%
AVIP - AVIP Moderately Conservative Model Subaccount	2024	13,452,445	$12.67 to $13.74	$176,381,879	0.65% to 1.70%	5.95% to 7.06%	2.45%
AVIP - AVIP Moderately Conservative Model Subaccount	2023	15,750,346	$11.96 to $12.84	$193,983,022	0.65% to 1.70%	9.91% to 11.05%	4.07%
AVIP - AVIP Moderately Conservative Model Subaccount	2022	18,915,187	$10.88 to $11.56	$210,963,271	0.65% to 1.70%	-16.54% to -15.67%	1.83%
AVIP - AVIP Moderately Conservative Model Subaccount	2021	20,941,307	$13.04 to $13.71	$278,621,898	0.65% to 1.70%	6.10% to 7.20%	1.09%
AVIP - AVIP Moderately Conservative Model Subaccount	2020	24,071,217	$12.29 to $12.79	$300,547,352	0.65% to 1.70%	9.57% to 10.71%	0.00%
AVIP - AVIP Balanced Model Subaccount	2024	49,264,748	$13.88 to $15.05	$706,207,397	0.65% to 1.70%	7.82% to 8.96%	1.99%
AVIP - AVIP Balanced Model Subaccount	2023	58,208,959	$12.87 to $13.82	$770,766,356	0.65% to 1.70%	12.05% to 13.21%	4.81%
AVIP - AVIP Balanced Model Subaccount	2022	66,733,149	$11.49 to $12.20	$785,332,191	0.65% to 1.70%	-17.16% to -16.29%	2.13%
AVIP - AVIP Balanced Model Subaccount	2021	77,016,608	$13.87 to $14.58	$1,089,407,438	0.65% to 1.70%	9.17% to 10.31%	0.86%
AVIP - AVIP Balanced Model Subaccount	2020	87,202,936	$12.65 to $13.22	$1,125,323,198	0.65% to 1.80%	11.75% to 13.03%	0.00%
AVIP - AVIP Moderate Growth Model Subaccount	2024	87,056,533	$15.51 to $16.83	$1,393,595,452	0.65% to 1.70%	10.25% to 11.40%	1.60%
AVIP - AVIP Moderate Growth Model Subaccount	2023	102,124,387	$14.07 to $15.11	$1,476,927,097	0.65% to 1.70%	14.72% to 15.92%	5.86%
AVIP - AVIP Moderate Growth Model Subaccount	2022	114,890,678	$12.27 to $13.03	$1,442,403,220	0.65% to 1.70%	-18.55% to -17.71%	2.22%
AVIP - AVIP Moderate Growth Model Subaccount	2021	128,529,931	$15.06 to $15.83	$1,973,275,744	0.65% to 1.70%	12.91% to 14.09%	0.41%
AVIP - AVIP Moderate Growth Model Subaccount	2020	146,543,020	$13.34 to $13.88	$1,984,731,614	0.65% to 1.70%	13.80% to 14.99%	0.00%
AVIP - AVIP Growth Model Subaccount	2024	19,425,616	$16.83 to $18.25	$338,810,467	0.65% to 1.70%	11.84% to 13.01%	1.29%
AVIP - AVIP Growth Model Subaccount	2023	22,013,278	$15.05 to $16.15	$341,659,282	0.65% to 1.70%	16.75% to 17.96%	6.74%
AVIP - AVIP Growth Model Subaccount	2022	24,899,672	$12.89 to $13.69	$329,433,814	0.65% to 1.70%	-19.65% to -18.81%	2.29%
AVIP - AVIP Growth Model Subaccount	2021	27,249,678	$16.04 to $16.86	$446,583,911	0.65% to 1.70%	15.61% to 16.82%	0.25%
AVIP - AVIP Growth Model Subaccount	2020	31,323,345	$13.87 to $14.44	$441,999,343	0.65% to 1.70%	16.69% to 17.91%	0.00%
FIDI - VIP Growth Subaccount	2024	13,500	$116.55	$1,573,440	1.30%	28.70%	0.00%
FIDI - VIP Growth Subaccount	2023	15,340	$90.56	$1,389,154	1.30%	34.49%	0.12%
FIDI - VIP Growth Subaccount	2022	18,356	$67.33	$1,235,981	1.30%	-25.42%	0.62%
FIDI - VIP Growth Subaccount	2021	19,068	$90.29	$1,721,575	1.30%	21.63%	0.00%
FIDI - VIP Growth Subaccount	2020	19,958	$74.23	$1,481,460	1.30%	42.04%	0.07%
FIDI - VIP Equity-Income Subaccount	2024	11,727	$57.71	$676,761	1.30%	13.86%	1.74%
FIDI - VIP Equity-Income Subaccount	2023	12,360	$50.68	$626,444	1.30%	9.23%	1.78%
FIDI - VIP Equity-Income Subaccount	2022	14,799	$46.40	$686,704	1.30%	-6.18%	1.88%
FIDI - VIP Equity-Income Subaccount	2021	15,427	$49.45	$762,963	1.30%	23.29%	1.88%
FIDI - VIP Equity-Income Subaccount	2020	18,335	$40.11	$735,451	1.30%	5.32%	1.84%
FIDI - VIP High Income Subaccount	2024	446	$23.31	$10,387	1.30%	7.56%	5.61%
FIDI - VIP High Income Subaccount	2023	509	$21.68	$11,039	1.30%	9.06%	4.92%
FIDI - VIP High Income Subaccount	2022	643	$19.87	$12,786	1.30%	-12.51%	4.90%
FIDI - VIP High Income Subaccount	2021	724	$22.72	$16,455	1.30%	3.07%	5.20%
FIDI - VIP High Income Subaccount	2020	808	$22.04	$17,812	1.30%	1.42%	4.86%
FIDS - VIP Government Money Market Subaccount	2024	11,347,262	$9.13 to $11.15	$131,994,965	0.65% to 1.70%	3.24% to 4.32%	4.89%
FIDS - VIP Government Money Market Subaccount	2023	12,722,674	$8.84 to $10.69	$143,768,462	0.65% to 1.70%	3.05% to 4.13%	4.68%
FIDS - VIP Government Money Market Subaccount	2022	13,459,239	$8.58 to $10.27	$147,335,487	0.65% to 1.70%	-0.33% to 0.71%	1.36%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
FIDS - VIP Government Money Market Subaccount	2021	13,333,041	$8.61 to $10.20	$145,798,150	0.65% to 1.70%	-1.66% to -0.64%	0.01%
FIDS - VIP Government Money Market Subaccount	2020	15,673,304	$8.81 to $10.26	$172,901,558	0.65% to 1.80%	-1.50% to -0.37%	0.26%
FID2 - VIP Mid Cap Subaccount	2024	2,599,790	$34.10 to $39.96	$173,317,341	0.65% to 1.70%	15.20% to 16.41%	0.33%
FID2 - VIP Mid Cap Subaccount	2023	3,108,195	$29.60 to $34.33	$178,736,012	0.65% to 1.70%	12.89% to 14.06%	0.38%
FID2 - VIP Mid Cap Subaccount	2022	3,467,820	$26.22 to $30.09	$175,804,701	0.65% to 1.70%	-16.39% to -15.52%	0.26%
FID2 - VIP Mid Cap Subaccount	2021	3,958,936	$31.36 to $35.62	$238,906,591	0.65% to 1.70%	23.21% to 24.50%	0.34%
FID2 - VIP Mid Cap Subaccount	2020	4,894,146	$19.98 to $28.61	$239,679,072	0.65% to 1.80%	15.78% to 17.10%	0.39%
FID2 - VIP Growth Subaccount	2024	2,430,755	$74.72 to $79.44	$115,702,250	0.65% to 1.70%	27.88% to 29.23%	0.00%
FID2 - VIP Growth Subaccount	2023	2,718,129	$57.82 to $62.12	$101,220,680	0.65% to 1.70%	33.63% to 35.01%	0.00%
FID2 - VIP Growth Subaccount	2022	3,026,839	$42.83 to $46.49	$84,197,506	0.65% to 1.70%	-25.90% to -25.13%	0.35%
FID2 - VIP Growth Subaccount	2021	3,197,961	$57.20 to $62.74	$119,245,473	0.65% to 1.70%	20.85% to 22.11%	0.00%
FID2 - VIP Growth Subaccount	2020	3,962,550	$37.74 to $46.85	$122,093,278	0.65% to 1.80%	41.01% to 42.62%	0.04%
FID2 - VIP Equity-Income Subaccount	2024	3,350,905	$30.98 to $36.98	$128,481,608	0.65% to 1.70%	13.12% to 14.31%	1.48%
FID2 - VIP Equity-Income Subaccount	2023	4,031,601	$27.10 to $32.69	$136,440,962	0.65% to 1.70%	8.54% to 9.67%	1.67%
FID2 - VIP Equity-Income Subaccount	2022	4,555,191	$24.71 to $30.12	$141,473,180	0.65% to 1.70%	-6.83% to -5.86%	1.72%
FID2 - VIP Equity-Income Subaccount	2021	4,741,575	$24.91 to $26.25	$157,617,478	0.65% to 1.80%	22.40% to 23.80%	1.62%
FID2 - VIP Equity-Income Subaccount	2020	5,428,713	$20.35 to $21.20	$146,645,722	0.65% to 1.80%	4.55% to 5.75%	1.63%
FID2 - VIP Real Estate Subaccount	2024	3,170,894	$20.64 to $22.96	$59,543,896	0.65% to 1.70%	4.46% to 5.56%	3.67%
FID2 - VIP Real Estate Subaccount	2023	3,764,972	$19.55 to $21.98	$67,514,512	0.65% to 1.70%	9.04% to 10.18%	3.54%
FID2 - VIP Real Estate Subaccount	2022	1,440,377	$17.75 to $20.15	$23,867,435	0.65% to 1.70%	-28.90% to -28.16%	1.08%
FID2 - VIP Real Estate Subaccount	2021	1,630,817	$21.05 to $24.70	$37,871,970	0.65% to 1.80%	36.19% to 37.75%	0.94%
FID2 - VIP Real Estate Subaccount	2020	1,887,380	$15.45 to $17.93	$32,092,304	0.65% to 1.80%	-8.44% to -7.39%	1.92%
FID2 - VIP Target Volatility Subaccount	2024	9,041,169	$17.21 to $19.47	$162,207,259	0.65% to 1.70%	7.95% to 9.09%	1.65%
FID2 - VIP Target Volatility Subaccount	2023	11,016,937	$15.94 to $17.85	$182,431,448	0.65% to 1.70%	12.03% to 13.19%	1.94%
FID2 - VIP Target Volatility Subaccount	2022	12,938,724	$14.23 to $15.77	$190,598,439	0.65% to 1.70%	-17.06% to -16.20%	2.26%
FID2 - VIP Target Volatility Subaccount	2021	14,218,639	$17.01 to $18.81	$251,681,564	0.65% to 1.80%	10.05% to 11.31%	0.02%
FID2 - VIP Target Volatility Subaccount	2020	16,038,176	$15.46 to $16.90	$256,839,848	0.65% to 1.80%	7.06% to 8.28%	1.23%
JASI - Janus Henderson Research Subaccount	2024	80,871	$49.02 to $59.38	$4,789,372	0.90% to 1.50%	33.30% to 34.10%	0.03%
JASI - Janus Henderson Research Subaccount	2023	94,786	$36.56 to $44.55	$4,180,649	0.90% to 1.50%	41.06% to 41.90%	0.14%
JASI - Janus Henderson Research Subaccount	2022	107,438	$25.76 to $31.58	$3,365,206	0.90% to 1.50%	-30.93% to -30.52%	0.15%
JASI - Janus Henderson Research Subaccount	2021	117,038	$37.08 to $45.72	$5,307,921	0.90% to 1.50%	18.55% to 19.26%	0.10%
JASI - Janus Henderson Research Subaccount	2020	125,329	$31.09 to $38.56	$4,777,806	0.90% to 1.50%	30.98% to 31.77%	0.54%
JASI - Janus Henderson Overseas Subaccount	2024	14,504	$33.74 to $39.53	$508,243	0.90% to 1.50%	4.26% to 4.88%	1.20%
JASI - Janus Henderson Overseas Subaccount	2023	21,323	$32.36 to $37.68	$732,371	0.90% to 1.50%	9.24% to 9.89%	1.50%
JASI - Janus Henderson Overseas Subaccount	2022	29,654	$29.62 to $34.29	$923,837	0.90% to 1.50%	-9.95% to -9.42%	1.73%
JASI - Janus Henderson Overseas Subaccount	2021	33,035	$32.90 to $37.86	$1,137,704	0.90% to 1.50%	11.91% to 12.57%	1.14%
JASI - Janus Henderson Overseas Subaccount	2020	35,050	$29.40 to $33.63	$1,078,370	0.90% to 1.50%	14.57% to 15.26%	1.37%
JASI - Janus Henderson Global Research Subaccount	2024	50,936	$35.00 to $41.00	$1,744,281	0.90% to 1.50%	21.74% to 22.47%	0.75%
JASI - Janus Henderson Global Research Subaccount	2023	55,575	$28.75 to $33.48	$1,553,481	0.90% to 1.50%	24.91% to 25.65%	0.92%
JASI - Janus Henderson Global Research Subaccount	2022	63,709	$20.52 to $23.01	$1,422,347	0.90% to 1.50%	-20.60% to -20.13%	1.04%
JASI - Janus Henderson Global Research Subaccount	2021	66,404	$25.69 to $28.98	$1,866,764	0.90% to 1.50%	16.34% to 17.04%	0.52%
JASI - Janus Henderson Global Research Subaccount	2020	72,489	$21.95 to $24.91	$1,755,251	0.90% to 1.50%	18.28% to 18.99%	0.81%
JASI - Janus Henderson Balanced Subaccount	2024	59,747	$49.86 to $56.55	$3,304,186	0.90% to 1.50%	13.71% to 14.39%	2.06%
JASI - Janus Henderson Balanced Subaccount	2023	64,184	$43.59 to $49.73	$3,110,274	0.90% to 1.50%	13.71% to 14.39%	2.05%
JASI - Janus Henderson Balanced Subaccount	2022	76,120	$38.10 to $43.74	$3,227,871	0.90% to 1.50%	-17.64% to -17.15%	1.22%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
JASI - Janus Henderson Balanced Subaccount	2021	82,190	$45.99 to $53.10	$4,213,830	0.90% to 1.50%	15.46% to 16.15%	0.89%
JASI - Janus Henderson Balanced Subaccount	2020	96,651	$39.59 to $45.99	$4,287,793	0.90% to 1.50%	12.62% to 13.29%	2.42%
JASS - Janus Henderson Research Subaccount	2024	896,437	$58.01 to $61.30	$31,480,860	0.65% to 1.70%	32.69% to 34.08%	0.00%
JASS - Janus Henderson Research Subaccount	2023	899,668	$43.72 to $45.72	$23,756,923	0.65% to 1.70%	40.43% to 41.89%	0.06%
JASS - Janus Henderson Research Subaccount	2022	993,942	$31.13 to $32.22	$18,680,080	0.65% to 1.70%	-31.23% to -30.52%	0.00%
JASS - Janus Henderson Research Subaccount	2021	1,065,763	$45.27 to $46.37	$28,910,209	0.65% to 1.70%	18.04% to 19.27%	0.02%
JASS - Janus Henderson Research Subaccount	2020	1,241,127	$38.35 to $38.88	$28,365,934	0.65% to 1.70%	30.35% to 31.72%	0.35%
JASS - Janus Henderson Global Research Subaccount	2024	1,401,267	$33.93 to $35.70	$29,224,947	0.65% to 1.70%	21.19% to 22.46%	0.59%
JASS - Janus Henderson Global Research Subaccount	2023	1,657,608	$27.70 to $29.46	$28,438,234	0.65% to 1.70%	24.36% to 25.66%	0.76%
JASS - Janus Henderson Global Research Subaccount	2022	1,897,907	$22.05 to $23.69	$26,229,228	0.65% to 1.70%	-20.95% to -20.13%	0.88%
JASS - Janus Henderson Global Research Subaccount	2021	2,201,570	$27.60 to $29.97	$38,163,958	0.65% to 1.70%	15.83% to 17.04%	0.37%
JASS - Janus Henderson Global Research Subaccount	2020	2,141,272	$23.59 to $25.87	$32,281,180	0.65% to 1.70%	17.75% to 18.99%	0.65%
JASS - Janus Henderson Balanced Subaccount	2024	7,061,094	$29.10 to $38.05	$261,367,711	0.65% to 1.70%	13.21% to 14.40%	1.69%
JASS - Janus Henderson Balanced Subaccount	2023	8,789,215	$25.70 to $33.26	$286,148,168	0.65% to 1.70%	13.22% to 14.39%	1.75%
JASS - Janus Henderson Balanced Subaccount	2022	10,295,514	$22.70 to $29.08	$295,070,245	0.65% to 1.70%	-18.01% to -17.16%	0.95%
JASS - Janus Henderson Balanced Subaccount	2021	11,398,198	$23.72 to $35.10	$397,948,042	0.65% to 1.80%	14.84% to 16.15%	0.66%
JASS - Janus Henderson Balanced Subaccount	2020	12,793,746	$20.65 to $30.22	$387,315,582	0.65% to 1.80%	12.01% to 13.29%	2.07%
JASS - Janus Henderson Overseas Subaccount	2024	5,261,009	$12.81 to $17.08	$92,773,886	0.65% to 1.70%	3.80% to 4.89%	1.27%
JASS - Janus Henderson Overseas Subaccount	2023	5,789,005	$12.34 to $16.28	$97,984,470	0.65% to 1.70%	8.74% to 9.87%	1.40%
JASS - Janus Henderson Overseas Subaccount	2022	6,635,733	$11.35 to $14.82	$103,055,053	0.65% to 1.70%	-10.36% to -9.42%	1.66%
JASS - Janus Henderson Overseas Subaccount	2021	7,348,369	$12.66 to $16.36	$126,876,113	0.65% to 1.70%	11.39% to 12.56%	1.02%
JASS - Janus Henderson Overseas Subaccount	2020	8,172,965	$11.36 to $14.53	$126,230,208	0.65% to 1.70%	14.08% to 15.27%	1.20%
JASS - Janus Henderson Flexible Bond Subaccount	2024	3,880,192	$9.60 to $10.61	$38,813,085	0.65% to 1.70%	-0.09% to 0.96%	4.11%
JASS - Janus Henderson Flexible Bond Subaccount	2023	3,985,986	$9.61 to $10.51	$39,637,299	0.65% to 1.70%	3.54% to 4.61%	3.83%
JASS - Janus Henderson Flexible Bond Subaccount	2022	3,518,581	$9.28 to $10.05	$33,741,532	0.65% to 1.70%	-15.34% to -14.46%	1.98%
JASS - Janus Henderson Flexible Bond Subaccount	2021	3,813,854	$10.96 to $11.75	$42,979,912	0.65% to 1.70%	-2.77% to -1.75%	1.67%
JASS - Janus Henderson Flexible Bond Subaccount	2020	3,498,166	$11.27 to $11.96	$40,457,917	0.65% to 1.70%	8.40% to 9.54%	2.40%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2024	1,025,938	$41.62 to $44.58	$49,510,482	0.65% to 1.70%	14.88% to 16.09%	1.27%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2023	1,144,462	$35.85 to $38.81	$47,943,679	0.65% to 1.70%	12.29% to 13.46%	2.07%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2022	1,289,481	$31.60 to $34.56	$47,930,110	0.65% to 1.70%	-9.64% to -8.69%	1.43%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2021	1,299,798	$30.78 to $34.61	$53,261,007	0.65% to 1.80%	24.56% to 25.98%	1.47%
LEGI - ClearBridge Variable Dividend Strategy Subaccount	2020	1,552,630	$24.71 to $27.47	$50,703,711	0.65% to 1.80%	5.76% to 6.97%	1.46%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2024	1,563,536	$35.07 to $38.46	$73,141,497	0.65% to 1.70%	6.26% to 7.38%	1.18%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2023	1,824,274	$32.66 to $36.19	$80,002,610	0.65% to 1.70%	13.18% to 14.35%	1.24%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2022	2,099,598	$28.56 to $31.98	$81,080,474	0.65% to 1.70%	-7.99% to -7.03%	1.27%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2021	2,358,818	$30.72 to $34.76	$98,062,473	0.65% to 1.70%	24.10% to 25.39%	1.04%
LEGI - ClearBridge Variable Large Cap Value Subaccount	2020	2,529,555	$21.90 to $24.50	$84,553,087	0.65% to 1.80%	3.38% to 4.57%	1.41%
ASVT - VT Opportunity Subaccount	2024	65,846	$65.83 to $67.25	$4,532,206	0.90% to 1.50%	13.33% to 14.01%	0.05%
ASVT - VT Opportunity Subaccount	2023	68,990	$58.08 to $58.99	$4,180,790	0.90% to 1.50%	24.64% to 25.37%	0.00%
ASVT - VT Opportunity Subaccount	2022	75,238	$46.60 to $47.05	$3,644,449	0.90% to 1.50%	-21.98% to -21.51%	0.00%
ASVT - VT Opportunity Subaccount	2021	79,244	$59.73 to $59.94	$4,908,476	0.90% to 1.50%	22.93% to 23.66%	0.04%
ASVT - VT Opportunity Subaccount	2020	83,218	$48.47 to $48.58	$4,183,264	0.90% to 1.50%	19.21% to 19.92%	0.43%
MSV2 - VIF Growth Subaccount	2024	913,472	$72.34 to $81.61	$66,729,899	0.65% to 1.70%	43.74% to 45.25%	0.00%
MSV2 - VIF Growth Subaccount	2023	1,148,859	$50.33 to $56.19	$58,280,821	0.65% to 1.70%	45.85% to 47.36%	0.00%
MSV2 - VIF Growth Subaccount	2022	1,310,207	$34.51 to $38.13	$45,477,937	0.65% to 1.70%	-60.83% to -60.42%	0.00%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
MSV2 - VIF Growth Subaccount	2021	1,403,373	$88.09 to $96.33	$123,535,946	0.65% to 1.70%	-1.82% to -0.79%	0.00%
MSV2 - VIF Growth Subaccount	2020	1,939,346	$64.65 to $97.11	$172,988,824	0.65% to 1.80%	112.93% to 115.36%	0.00%
GSVI - U.S. Equity Insights Subaccount	2024	364,642	$48.18 to $56.44	$18,549,888	0.90% to 1.50%	26.41% to 27.17%	0.62%
GSVI - U.S. Equity Insights Subaccount	2023	464,219	$38.11 to $44.38	$18,642,167	0.90% to 1.50%	21.98% to 22.71%	0.65%
GSVI - U.S. Equity Insights Subaccount	2022	553,217	$29.59 to $31.24	$18,181,820	0.65% to 1.50%	-20.92% to -20.26%	0.76%
GSVI - U.S. Equity Insights Subaccount	2021	659,549	$37.11 to $39.51	$27,327,204	0.65% to 1.50%	27.49% to 28.57%	0.79%
GSVI - U.S. Equity Insights Subaccount	2020	777,274	$30.99 to $35.45	$25,178,803	0.90% to 1.50%	15.80% to 16.49%	0.83%
GSVI - Strategic Growth Subaccount	2024	190,053	$64.17 to $67.56	$12,727,569	0.65% to 1.50%	30.40% to 31.50%	0.00%
GSVI - Strategic Growth Subaccount	2023	224,407	$49.21 to $51.37	$11,516,827	0.65% to 1.50%	39.85% to 41.03%	0.00%
GSVI - Strategic Growth Subaccount	2022	241,981	$35.19 to $40.74	$8,870,836	0.90% to 1.50%	-33.51% to -33.12%	0.00%
GSVI - Strategic Growth Subaccount	2021	243,363	$52.93 to $60.91	$13,383,973	0.90% to 1.50%	20.12% to 20.84%	0.00%
GSVI - Strategic Growth Subaccount	2020	269,782	$44.06 to $50.41	$12,307,661	0.90% to 1.50%	38.42% to 39.25%	0.09%
GSVS - U.S. Equity Insights Subaccount	2024	200,540	$46.69 to $54.59	$8,911,592	0.65% to 1.70%	25.85% to 27.17%	0.39%
GSVS - U.S. Equity Insights Subaccount	2023	267,828	$36.71 to $43.38	$9,413,594	0.65% to 1.70%	21.53% to 22.79%	0.45%
GSVS - U.S. Equity Insights Subaccount	2022	319,617	$29.90 to $35.69	$9,159,105	0.65% to 1.70%	-21.24% to -20.42%	0.54%
GSVS - U.S. Equity Insights Subaccount	2021	382,545	$37.57 to $45.32	$14,008,010	0.65% to 1.70%	26.95% to 28.28%	0.50%
GSVS - U.S. Equity Insights Subaccount	2020	537,762	$29.29 to $35.70	$15,378,901	0.65% to 1.70%	15.35% to 16.56%	0.62%
GSVS - Strategic Growth Subaccount	2024	424,743	$59.47 to $63.92	$23,311,046	0.65% to 1.70%	29.86% to 31.23%	0.00%
GSVS - Strategic Growth Subaccount	2023	521,567	$45.32 to $49.22	$21,994,093	0.65% to 1.70%	39.29% to 40.74%	0.00%
GSVS - Strategic Growth Subaccount	2022	581,944	$32.20 to $35.34	$17,557,977	0.65% to 1.70%	-33.81% to -33.12%	0.00%
GSVS - Strategic Growth Subaccount	2021	627,626	$48.15 to $53.38	$28,437,480	0.65% to 1.70%	19.52% to 20.77%	0.00%
GSVS - Strategic Growth Subaccount	2020	729,035	$39.87 to $44.66	$27,596,586	0.65% to 1.70%	37.76% to 39.20%	0.00%
GSVS - Trend Driven Allocation Subaccount	2024	5,666,490	$14.78 to $16.86	$87,667,680	0.65% to 1.70%	9.88% to 11.03%	2.97%
GSVS - Trend Driven Allocation Subaccount	2023	6,845,798	$13.45 to $15.18	$96,053,422	0.65% to 1.70%	13.65% to 14.83%	1.64%
GSVS - Trend Driven Allocation Subaccount	2022	7,808,436	$11.83 to $13.22	$96,059,485	0.65% to 1.70%	-20.51% to -19.68%	0.00%
GSVS - Trend Driven Allocation Subaccount	2021	8,698,950	$14.89 to $16.46	$134,191,322	0.65% to 1.70%	14.23% to 15.42%	0.00%
GSVS - Trend Driven Allocation Subaccount	2020	9,928,189	$12.92 to $14.26	$133,560,655	0.65% to 1.80%	2.27% to 3.44%	0.28%
LAZS - Emerging Markets Equity Subaccount	2024	2,777,373	$12.78 to $17.99	$94,772,418	0.65% to 1.70%	5.62% to 6.73%	3.22%
LAZS - Emerging Markets Equity Subaccount	2023	3,406,014	$12.10 to $16.86	$108,854,848	0.65% to 1.70%	20.23% to 21.48%	4.78%
LAZS - Emerging Markets Equity Subaccount	2022	4,010,625	$10.06 to $13.88	$105,747,432	0.65% to 1.70%	-16.53% to -15.66%	3.27%
LAZS - Emerging Markets Equity Subaccount	2021	4,506,309	$9.72 to $16.45	$141,165,799	0.65% to 1.80%	3.60% to 4.78%	1.84%
LAZS - Emerging Markets Equity Subaccount	2020	4,909,627	$9.38 to $15.70	$149,649,728	0.65% to 1.80%	-3.03% to -1.91%	2.62%
LAZS - U.S. Small Cap Equity Select Subaccount	2024	460,880	$28.48 to $30.16	$21,788,380	0.65% to 1.70%	9.24% to 10.39%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2023	547,120	$26.07 to $27.32	$23,493,322	0.65% to 1.70%	8.19% to 9.32%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2022	619,067	$24.09 to $24.99	$24,396,004	0.65% to 1.70%	-16.93% to -16.06%	0.00%
LAZS - U.S. Small Cap Equity Select Subaccount	2021	692,717	$29.00 to $29.77	$32,783,347	0.65% to 1.70%	17.87% to 19.10%	0.05%
LAZS - U.S. Small Cap Equity Select Subaccount	2020	842,617	$24.61 to $25.00	$33,800,888	0.65% to 1.70%	4.97% to 6.07%	0.19%
LAZS - International Equity Subaccount	2024	3,022,993	$16.27 to $18.28	$57,020,375	0.65% to 1.70%	3.85% to 4.94%	2.74%
LAZS - International Equity Subaccount	2023	3,830,711	$15.50 to $17.60	$69,662,147	0.65% to 1.70%	13.95% to 15.13%	1.29%
LAZS - International Equity Subaccount	2022	4,467,773	$13.46 to $15.45	$70,969,789	0.65% to 1.70%	-16.43% to -15.56%	3.57%
LAZS - International Equity Subaccount	2021	4,904,082	$15.94 to $18.49	$92,712,530	0.65% to 1.70%	4.06% to 5.15%	0.94%
LAZS - International Equity Subaccount	2020	5,299,001	$13.91 to $15.16	$95,958,813	0.65% to 1.80%	6.32% to 7.54%	2.23%
LAZS - Global Dynamic Multi-Asset Subaccount	2024	11,523,491	$16.04 to $18.29	$192,962,568	0.65% to 1.70%	6.77% to 7.89%	0.00%
LAZS - Global Dynamic Multi-Asset Subaccount	2023	13,996,437	$15.02 to $16.96	$218,826,698	0.65% to 1.70%	8.97% to 10.10%	0.00%
LAZS - Global Dynamic Multi-Asset Subaccount	2022	16,402,727	$13.79 to $15.40	$234,619,675	0.65% to 1.70%	-18.75% to -17.91%	0.09%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
LAZS - Global Dynamic Multi-Asset Subaccount	2021	17,336,676	$16.81 to $18.76	$304,229,485	0.65% to 1.80%	9.96% to 11.21%	2.81%
LAZS - Global Dynamic Multi-Asset Subaccount	2020	19,714,427	$15.29 to $16.87	$313,204,693	0.65% to 1.80%	-0.98% to 0.16%	0.62%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2024	1,214,341	$33.50 to $35.64	$48,764,431	0.65% to 1.70%	9.83% to 10.98%	0.75%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2023	1,472,780	$30.19 to $32.45	$53,714,222	0.65% to 1.70%	11.21% to 12.37%	1.34%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2022	1,643,388	$26.87 to $29.18	$53,650,388	0.65% to 1.70%	-20.70% to -19.87%	0.45%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2021	1,720,538	$33.53 to $36.79	$70,603,948	0.65% to 1.70%	19.36% to 20.60%	0.50%
LINC - LVIP JPMorgan Small Cap Core Subaccount (note 4)	2020	1,884,338	$27.80 to $30.82	$64,612,023	0.65% to 1.70%	11.78% to 12.95%	0.99%
ABVB - VPS Relative Value Subaccount	2024	306,397	$20.67 to $22.61	$11,152,592	0.65% to 1.70%	10.86% to 12.03%	1.20%
ABVB - VPS Relative Value Subaccount	2023	405,792	$18.64 to $20.18	$13,307,451	0.65% to 1.70%	9.86% to 11.00%	1.20%
ABVB - VPS Relative Value Subaccount	2022	562,321	$16.97 to $18.18	$16,821,458	0.65% to 1.70%	-6.01% to -5.04%	1.12%
ABVB - VPS Relative Value Subaccount	2021	496,355	$18.05 to $36.22	$15,678,878	0.90% to 1.70%	25.70% to 26.70%	0.66%
ABVB - VPS Relative Value Subaccount	2020	470,546	$14.36 to $28.59	$11,860,671	0.90% to 1.70%	0.75% to 1.56%	1.24%
ABVB - VPS Small Cap Growth Subaccount	2024	391,475	$24.67 to $27.00	$20,452,595	0.65% to 1.70%	16.45% to 17.67%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2023	433,914	$21.19 to $22.94	$19,909,425	0.65% to 1.70%	15.76% to 16.97%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2022	473,232	$18.30 to $19.61	$18,913,581	0.65% to 1.70%	-40.28% to -39.66%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2021	504,012	$30.65 to $32.50	$33,487,348	0.65% to 1.70%	7.38% to 8.50%	0.00%
ABVB - VPS Small Cap Growth Subaccount	2020	546,315	$28.54 to $29.96	$34,202,088	0.65% to 1.70%	51.07% to 52.65%	0.00%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2024	50,316,280	$13.22 to $14.61	$688,253,565	0.65% to 1.70%	10.39% to 11.55%	1.87%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2023	60,603,660	$11.97 to $13.10	$748,354,076	0.65% to 1.70%	12.87% to 14.05%	2.14%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2022	70,916,510	$10.61 to $11.49	$773,154,642	0.65% to 1.70%	-15.50% to -14.62%	0.62%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2021	80,226,770	$12.47 to $13.45	$1,031,451,387	0.65% to 1.80%	10.00% to 11.25%	0.00%
ABVB - VPS Global Risk Allocation-Moderate Subaccount	2020	7,525,469	$11.34 to $12.09	$87,577,904	0.65% to 1.80%	0.64% to 1.79%	1.31%
MFSI - New Discovery Subaccount	2024	356,456	$34.50 to $42.46	$15,824,807	0.65% to 1.70%	4.64% to 5.74%	0.00%
MFSI - New Discovery Subaccount	2023	431,077	$32.97 to $40.16	$18,270,898	0.65% to 1.70%	12.35% to 13.52%	0.00%
MFSI - New Discovery Subaccount	2022	480,276	$29.34 to $35.38	$18,059,064	0.65% to 1.70%	-31.16% to -30.45%	0.00%
MFSI - New Discovery Subaccount	2021	514,441	$42.63 to $50.86	$27,966,051	0.65% to 1.70%	-0.13% to 0.92%	0.00%
MFSI - New Discovery Subaccount	2020	608,261	$42.68 to $50.40	$33,085,230	0.65% to 1.70%	43.15% to 44.64%	0.00%
MFSI - Mid Cap Growth Subaccount	2024	1,321,877	$43.45 to $48.60	$48,065,781	0.65% to 1.70%	12.52% to 13.70%	0.00%
MFSI - Mid Cap Growth Subaccount	2023	1,491,620	$38.21 to $43.19	$48,076,399	0.65% to 1.70%	18.96% to 20.19%	0.00%
MFSI - Mid Cap Growth Subaccount	2022	1,693,094	$31.79 to $36.31	$45,696,108	0.65% to 1.70%	-29.98% to -29.25%	0.00%
MFSI - Mid Cap Growth Subaccount	2021	1,786,871	$44.94 to $51.86	$68,609,082	0.65% to 1.70%	11.97% to 13.14%	0.00%
MFSI - Mid Cap Growth Subaccount	2020	2,095,766	$39.72 to $46.31	$71,596,803	0.65% to 1.70%	33.84% to 35.24%	0.00%
MFSI - Total Return Subaccount	2024	3,676,527	$23.18 to $25.23	$102,626,899	0.65% to 1.70%	5.65% to 6.76%	2.25%
MFSI - Total Return Subaccount	2023	4,573,784	$21.94 to $23.63	$120,515,148	0.65% to 1.70%	8.38% to 9.51%	1.80%
MFSI - Total Return Subaccount	2022	5,281,207	$20.24 to $21.58	$128,390,527	0.65% to 1.70%	-11.34% to -10.42%	1.47%
MFSI - Total Return Subaccount	2021	5,704,109	$19.64 to $24.09	$156,014,338	0.65% to 1.80%	11.82% to 13.10%	1.62%
MFSI - Total Return Subaccount	2020	6,191,074	$17.56 to $21.30	$150,975,808	0.65% to 1.80%	7.57% to 8.81%	2.07%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2024	641,534	$28.18 to $31.19	$18,912,769	0.65% to 1.70%	14.03% to 15.23%	0.13%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2023	830,421	$24.71 to $27.07	$21,363,241	0.65% to 1.70%	21.64% to 22.91%	0.05%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2022	850,118	$20.32 to $22.02	$17,898,779	0.65% to 1.70%	-20.79% to -19.97%	0.00%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2021	941,681	$25.48 to $27.52	$24,911,856	0.65% to 1.80%	23.44% to 24.85%	0.03%
MFS2 - Massachusetts Investors Growth Stock Subaccount	2020	1,126,594	$20.64 to $22.04	$23,984,445	0.65% to 1.80%	20.03% to 21.41%	0.21%
PVIA - Real Return Subaccount	2024	7,055,944	$11.27 to $16.29	$119,298,171	0.65% to 1.70%	0.41% to 1.46%	2.62%
PVIA - Real Return Subaccount	2023	8,251,685	$11.23 to $16.06	$139,153,922	0.65% to 1.70%	1.93% to 2.99%	2.97%
PVIA - Real Return Subaccount	2022	8,356,941	$11.01 to $15.59	$138,281,584	0.65% to 1.70%	-13.37% to -12.46%	7.05%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
PVIA - Real Return Subaccount	2021	9,352,190	$11.89 to $17.81	$177,829,389	0.65% to 1.80%	3.73% to 4.92%	4.95%
PVIA - Real Return Subaccount	2020	9,405,467	$11.47 to $16.98	$172,192,397	0.65% to 1.80%	9.74% to 10.99%	1.41%
PVIA - Global Bond Opportunities Subaccount	2024	1,921,517	$9.99 to $14.80	$30,674,207	0.65% to 1.70%	-2.18% to -1.15%	3.52%
PVIA - Global Bond Opportunities Subaccount	2023	2,077,286	$10.21 to $14.97	$33,954,066	0.65% to 1.70%	3.51% to 4.59%	2.24%
PVIA - Global Bond Opportunities Subaccount	2022	2,312,815	$9.86 to $14.32	$36,356,359	0.65% to 1.70%	-12.49% to -11.58%	1.48%
PVIA - Global Bond Opportunities Subaccount	2021	2,734,281	$11.27 to $16.19	$48,825,314	0.65% to 1.70%	-5.76% to -4.78%	5.04%
PVIA - Global Bond Opportunities Subaccount	2020	2,929,735	$11.96 to $17.00	$55,431,190	0.65% to 1.70%	8.28% to 9.41%	2.48%
PVIA - CommodityRealReturn® Strategy Subaccount	2024	1,814,427	$7.94 to $8.38	$13,244,928	0.65% to 1.70%	2.40% to 3.48%	2.16%
PVIA - CommodityRealReturn® Strategy Subaccount	2023	2,194,569	$7.67 to $8.18	$15,516,607	0.65% to 1.70%	-9.39% to -8.45%	16.46%
PVIA - CommodityRealReturn® Strategy Subaccount	2022	2,600,926	$8.38 to $9.03	$20,170,475	0.65% to 1.70%	6.80% to 7.91%	21.37%
PVIA - CommodityRealReturn® Strategy Subaccount	2021	2,399,452	$7.77 to $8.45	$17,381,914	0.65% to 1.70%	31.11% to 32.48%	4.34%
PVIA - CommodityRealReturn® Strategy Subaccount	2020	2,584,042	$5.86 to $6.45	$14,209,170	0.65% to 1.70%	-0.35% to 0.69%	6.44%
PVIA - Short-Term Subaccount	2024	6,902,145	$10.59 to $11.89	$76,365,052	0.65% to 1.70%	4.27% to 5.37%	5.00%
PVIA - Short-Term Subaccount	2023	7,170,226	$10.16 to $11.28	$75,805,066	0.65% to 1.70%	4.15% to 5.23%	4.45%
PVIA - Short-Term Subaccount	2022	7,688,558	$9.75 to $10.72	$77,774,509	0.65% to 1.70%	-1.82% to -0.79%	1.67%
PVIA - Short-Term Subaccount	2021	7,369,062	$9.85 to $10.81	$75,888,076	0.65% to 1.80%	-1.82% to -0.70%	1.12%
PVIA - Short-Term Subaccount	2020	7,307,763	$10.03 to $10.89	$76,333,822	0.65% to 1.80%	0.43% to 1.58%	1.23%
PVIA - Low Duration Subaccount	2024	2,632,859	$9.56 to $10.57	$26,191,704	0.65% to 1.70%	2.74% to 3.82%	3.98%
PVIA - Low Duration Subaccount	2023	2,878,830	$9.31 to $10.19	$27,806,462	0.65% to 1.70%	3.23% to 4.30%	3.59%
PVIA - Low Duration Subaccount	2022	3,326,338	$9.02 to $9.77	$30,982,528	0.65% to 1.70%	-7.31% to -6.35%	1.65%
PVIA - Low Duration Subaccount	2021	3,648,536	$9.67 to $10.43	$36,535,051	0.65% to 1.80%	-2.68% to -1.57%	0.52%
PVIA - Low Duration Subaccount	2020	3,752,322	$9.93 to $10.59	$38,424,472	0.65% to 1.80%	1.17% to 2.32%	1.16%
CVTI - CVT S&P 500® Index Subaccount	2024	5,318	$37.91 to $39.94	$213,627	1.10% to 1.40%	22.90% to 23.27%	1.14%
CVTI - CVT S&P 500® Index Subaccount	2023	6,412	$30.85 to $32.40	$208,975	1.10% to 1.40%	24.19% to 24.56%	1.35%
CVTI - CVT S&P 500® Index Subaccount	2022	6,835	$24.84 to $27.39	$179,440	0.90% to 1.40%	-19.47% to -19.07%	1.24%
CVTI - CVT S&P 500® Index Subaccount	2021	6,909	$30.84 to $33.84	$224,724	0.90% to 1.40%	26.64% to 27.27%	1.34%
CVTI - CVT S&P 500® Index Subaccount	2020	6,975	$24.35 to $26.59	$178,761	0.90% to 1.40%	16.47% to 17.04%	1.66%
BNYS - Appreciation Subaccount	2024	329,301	$43.50 to $59.10	$17,409,888	0.90% to 1.70%	10.59% to 11.47%	0.18%
BNYS - Appreciation Subaccount	2023	395,771	$39.34 to $53.01	$18,862,555	0.90% to 1.70%	18.66% to 19.59%	0.48%
BNYS - Appreciation Subaccount	2022	455,149	$33.15 to $44.33	$18,201,406	0.90% to 1.70%	-19.62% to -18.98%	0.41%
BNYS - Appreciation Subaccount	2021	567,805	$41.25 to $54.71	$28,220,581	0.90% to 1.70%	24.65% to 25.64%	0.21%
BNYS - Appreciation Subaccount	2020	659,718	$33.09 to $43.55	$26,236,437	0.90% to 1.70%	21.31% to 22.28%	0.54%
ROYI - Small-Cap Subaccount	2024	1,928,990	$24.58 to $28.51	$91,875,386	0.65% to 1.70%	1.66% to 2.73%	1.13%
ROYI - Small-Cap Subaccount	2023	2,244,060	$24.18 to $27.75	$105,077,371	0.65% to 1.70%	23.83% to 25.11%	0.85%
ROYI - Small-Cap Subaccount	2022	2,540,949	$19.53 to $22.18	$95,534,339	0.65% to 1.70%	-10.71% to -9.78%	0.37%
ROYI - Small-Cap Subaccount	2021	2,918,009	$21.87 to $24.59	$121,553,350	0.65% to 1.70%	26.67% to 27.99%	1.37%
ROYI - Small-Cap Subaccount	2020	3,394,050	$17.27 to $19.21	$111,183,547	0.65% to 1.70%	-8.71% to -7.75%	1.04%
ROYI - Micro-Cap Subaccount	2024	910,305	$22.94 to $25.70	$39,160,550	0.65% to 1.70%	11.75% to 12.93%	0.00%
ROYI - Micro-Cap Subaccount	2023	1,071,046	$20.53 to $22.76	$41,155,424	0.65% to 1.70%	16.80% to 18.02%	0.00%
ROYI - Micro-Cap Subaccount	2022	1,262,579	$17.57 to $19.29	$41,463,004	0.65% to 1.70%	-23.73% to -22.94%	0.00%
ROYI - Micro-Cap Subaccount	2021	1,372,280	$23.04 to $25.03	$58,857,679	0.65% to 1.70%	27.81% to 29.14%	0.00%
ROYI - Micro-Cap Subaccount	2020	1,613,546	$18.03 to $19.38	$54,149,884	0.65% to 1.70%	21.72% to 22.99%	0.00%
AIMI - Invesco V.I. Comstock Series I Subaccount	2024	587	$47.09 to $53.74	$31,543	0.90% to 1.40%	13.57% to 14.14%	1.75%
AIMI - Invesco V.I. Comstock Series I Subaccount	2023	622	$41.47 to $47.08	$29,256	0.90% to 1.40%	10.81% to 11.36%	1.79%
AIMI - Invesco V.I. Comstock Series I Subaccount	2022	684	$37.42 to $42.28	$28,924	0.90% to 1.40%	-0.27% to 0.22%	1.60%

	Year	Accumulation Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Investment Income Ratio****
AIMI - Invesco V.I. Comstock Series I Subaccount	2021	728	$37.52 to $42.18	$30,680	0.90% to 1.40%	31.52% to 32.17%	1.80%
AIMI - Invesco V.I. Comstock Series I Subaccount	2020	784	$28.53 to $31.92	$25,000	0.90% to 1.40%	-2.23% to -1.74%	2.45%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2024	2,672,322	$16.05 to $18.27	$39,310,543	0.65% to 1.70%	-1.35% to -0.31%	1.49%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2023	2,986,409	$16.10 to $18.52	$44,402,985	0.65% to 1.70%	15.90% to 17.11%	0.00%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2022	3,455,970	$13.75 to $15.98	$44,114,130	0.65% to 1.70%	-19.87% to -19.03%	1.37%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2021	3,933,321	$16.98 to $19.94	$62,417,897	0.65% to 1.70%	3.84% to 4.92%	1.04%
AIMI - Invesco V.I. EQV International Equity Series II Subaccount	2020	4,379,433	$14.86 to $16.18	$66,708,183	0.65% to 1.80%	11.72% to 13.00%	2.15%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2024	1,216,422	$25.22 to $28.49	$28,823,764	0.90% to 1.70%	6.84% to 7.69%	0.26%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2023	1,425,457	$23.42 to $26.66	$31,506,795	0.90% to 1.70%	8.84% to 9.70%	0.50%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2022	1,614,464	$23.24 to $24.50	$32,625,997	0.65% to 1.70%	-11.45% to -10.53%	0.15%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2021	1,792,520	$25.98 to $27.67	$40,712,214	0.65% to 1.70%	30.30% to 31.66%	0.25%
NBAS - AMT Mid Cap Intrinsic Value Subaccount	2020	2,155,447	$19.73 to $21.23	$37,403,475	0.65% to 1.70%	-4.46% to -3.46%	0.72%
FRT2 - Franklin Income VIP Subaccount	2024	1,890,102	$23.63 to $25.70	$46,336,844	0.90% to 1.50%	5.61% to 6.24%	5.13%
FRT2 - Franklin Income VIP Subaccount	2023	2,461,015	$22.38 to $24.19	$56,944,825	0.90% to 1.50%	7.02% to 7.66%	5.07%
FRT2 - Franklin Income VIP Subaccount	2022	2,600,069	$20.91 to $22.47	$56,136,908	0.90% to 1.50%	-6.87% to -6.32%	5.00%
FRT2 - Franklin Income VIP Subaccount	2021	2,974,069	$22.45 to $23.99	$68,770,853	0.90% to 1.50%	15.03% to 15.71%	4.70%
FRT2 - Franklin Income VIP Subaccount	2020	3,381,628	$19.52 to $20.73	$67,818,399	0.90% to 1.50%	-0.80% to -0.21%	5.83%
FRT2 - Franklin DynaTech VIP Subaccount	2024	322,917	$50.44 to $52.18	$16,763,016	0.65% to 1.50%	28.50% to 29.60%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2023	372,270	$39.25 to $40.27	$15,011,179	0.65% to 1.50%	41.66% to 42.85%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2022	442,469	$27.71 to $28.19	$12,575,013	0.65% to 1.50%	-40.84% to -40.34%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2021	476,970	$46.84 to $47.25	$22,862,489	0.65% to 1.50%	14.43% to 15.39%	0.00%
FRT2 - Franklin DynaTech VIP Subaccount	2020	549,518	$40.93 to $40.95	$23,011,711	0.65% to 1.50%	42.74% to 43.95%	0.00%
FRT2 - Templeton Foreign VIP Subaccount	2024	1,571,757	$14.05 to $15.28	$24,941,141	0.65% to 1.50%	-2.47% to -1.64%	2.39%
FRT2 - Templeton Foreign VIP Subaccount	2023	1,792,841	$14.28 to $15.66	$29,078,687	0.65% to 1.50%	18.98% to 19.98%	3.20%
FRT2 - Templeton Foreign VIP Subaccount	2022	2,118,239	$11.90 to $13.16	$28,829,052	0.65% to 1.50%	-8.97% to -8.20%	3.06%
FRT2 - Templeton Foreign VIP Subaccount	2021	2,400,453	$12.97 to $14.46	$35,779,264	0.65% to 1.50%	2.62% to 3.49%	1.85%
FRT2 - Templeton Foreign VIP Subaccount	2020	2,688,921	$12.53 to $14.09	$38,953,969	0.65% to 1.50%	-2.62% to -1.80%	3.39%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2024	8,382,747	$15.88 to $17.56	$137,735,715	0.65% to 1.70%	9.80% to 10.96%	1.95%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2023	10,510,094	$14.46 to $15.83	$156,707,318	0.65% to 1.70%	9.71% to 10.85%	1.88%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2022	12,389,731	$13.18 to $14.28	$167,837,958	0.65% to 1.70%	-13.74% to -12.84%	1.62%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2021	13,093,690	$15.18 to $16.38	$205,005,873	0.65% to 1.80%	15.28% to 16.60%	3.92%
FRT5 - Franklin VolSmart Allocation VIP Subaccount	2020	14,243,615	$13.17 to $14.05	$192,535,126	0.65% to 1.80%	14.71% to 16.02%	1.18%
FRT4 - Franklin Income VIP Subaccount	2024	2,761,950	$19.89 to $21.58	$54,537,116	0.65% to 1.70%	5.27% to 6.38%	4.96%
FRT4 - Franklin Income VIP Subaccount	2023	3,492,143	$18.89 to $20.29	$65,208,928	0.65% to 1.70%	6.74% to 7.85%	4.91%
FRT4 - Franklin Income VIP Subaccount	2022	3,766,494	$17.70 to $18.81	$65,647,184	0.65% to 1.70%	-7.17% to -6.20%	4.80%
FRT4 - Franklin Income VIP Subaccount	2021	4,192,627	$19.07 to $20.05	$78,410,617	0.65% to 1.70%	14.64% to 15.83%	4.44%
FRT4 - Franklin Income VIP Subaccount	2020	4,952,739	$14.03 to $17.31	$80,366,224	0.65% to 1.80%	-1.21% to -0.07%	5.66%
FRT4 - Franklin DynaTech VIP Subaccount	2024	517,319	$43.99 to $48.15	$21,970,151	0.90% to 1.70%	28.10% to 29.12%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2023	629,347	$35.41 to $37.59	$20,781,922	0.65% to 1.70%	41.62% to 43.09%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2022	721,723	$23.87 to $26.54	$16,812,913	0.90% to 1.70%	-41.20% to -40.74%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2021	736,149	$41.66 to $45.14	$29,007,849	0.65% to 1.70%	14.15% to 15.34%	0.00%
FRT4 - Franklin DynaTech VIP Subaccount	2020	915,463	$36.12 to $39.55	$31,423,117	0.65% to 1.70%	42.29% to 43.77%	0.00%
FRT4 - Templeton Foreign VIP Subaccount	2024	3,673,030	$11.99 to $13.90	$41,373,760	0.65% to 1.70%	-2.75% to -1.73%	2.24%
FRT4 - Templeton Foreign VIP Subaccount	2023	3,997,568	$12.20 to $14.30	$46,193,475	0.65% to 1.70%	18.68% to 19.91%	3.01%
FRT4 - Templeton Foreign VIP Subaccount	2022	4,727,195	$10.17 to $12.05	$45,841,104	0.65% to 1.70%	-9.29% to -8.34%	2.90%
FRT4 - Templeton Foreign VIP Subaccount	2021	5,165,761	$11.10 to $13.28	$54,976,014	0.65% to 1.70%	2.36% to 3.43%	1.67%
FRT4 - Templeton Foreign VIP Subaccount	2020	6,682,785	$10.73 to $12.97	$68,664,959	0.65% to 1.70%	-2.99% to -1.98%	3.26%
FRT4 - Franklin Allocation VIP Subaccount	2024	1,108,762	$20.59 to $21.78	$21,294,569	0.65% to 1.70%	7.05% to 8.18%	1.89%
FRT4 - Franklin Allocation VIP Subaccount	2023	1,283,134	$19.03 to $20.35	$22,863,031	0.65% to 1.70%	12.71% to 13.88%	1.30%
FRT4 - Franklin Allocation VIP Subaccount	2022	1,449,156	$16.71 to $18.05	$22,789,577	0.65% to 1.70%	-17.59% to -16.73%	1.50%
FRT4 - Franklin Allocation VIP Subaccount	2021	1,639,810	$20.07 to $21.91	$31,311,806	0.65% to 1.70%	9.67% to 10.82%	1.57%
FRT4 - Franklin Allocation VIP Subaccount	2020	1,832,456	$18.11 to $19.97	$31,889,036	0.65% to 1.70%	9.88% to 11.03%	1.35%
FEDS - Kaufmann Fund II Subaccount	2024	1,199,000	$31.91 to $35.96	$35,319,599	0.65% to 1.70%	14.81% to 16.02%	0.68%
FEDS - Kaufmann Fund II Subaccount	2023	1,479,119	$27.50 to $31.32	$37,736,556	0.65% to 1.70%	12.94% to 14.12%	0.00%
FEDS - Kaufmann Fund II Subaccount	2022	1,755,713	$24.10 to $27.73	$39,471,930	0.65% to 1.70%	-31.42% to -30.71%	0.00%
FEDS - Kaufmann Fund II Subaccount	2021	1,998,017	$34.78 to $40.44	$65,127,818	0.65% to 1.70%	0.55% to 1.60%	0.00%
FEDS - Kaufmann Fund II Subaccount	2020	2,323,903	$31.54 to $34.23	$74,965,909	0.65% to 1.80%	26.21% to 27.65%	0.00%
IVYV - Macquarie VIP Asset Strategy Subaccount	2024	4,116,339	$20.10 to $24.47	$90,618,934	0.65% to 1.70%	10.54% to 11.71%	1.82%
IVYV - Macquarie VIP Asset Strategy Subaccount	2023	4,806,524	$18.18 to $21.91	$95,274,051	0.65% to 1.70%	12.04% to 13.20%	2.03%
IVYV - Macquarie VIP Asset Strategy Subaccount	2022	5,545,512	$16.23 to $19.35	$97,727,368	0.65% to 1.70%	-16.16% to -15.29%	1.50%
IVYV - Macquarie VIP Asset Strategy Subaccount	2021	6,208,170	$19.36 to $22.85	$129,971,807	0.65% to 1.70%	8.60% to 9.73%	1.54%
IVYV - Macquarie VIP Asset Strategy Subaccount	2020	7,166,368	$17.82 to $20.82	$137,616,604	0.65% to 1.70%	11.97% to 13.14%	1.97%
IVYV - Macquarie VIP Natural Resources Subaccount	2024	2,850,821	$9.08 to $9.18	$23,740,461	0.65% to 1.70%	-2.26% to -1.23%	5.57%
IVYV - Macquarie VIP Natural Resources Subaccount	2023	3,425,510	$9.29 to $9.29	$29,045,200	0.65% to 1.70%	-0.11% to 0.93%	2.57%
IVYV - Macquarie VIP Natural Resources Subaccount	2022	4,172,440	$9.21 to $9.30	$35,271,155	0.65% to 1.70%	15.81% to 17.02%	1.67%
IVYV - Macquarie VIP Natural Resources Subaccount	2021	3,737,936	$7.87 to $8.03	$27,327,154	0.65% to 1.70%	24.56% to 25.86%	1.60%
IVYV - Macquarie VIP Natural Resources Subaccount	2020	4,056,338	$6.25 to $6.44	$23,702,100	0.65% to 1.70%	-13.47% to -12.56%	2.38%
IVYV - Macquarie VIP Science and Technology Subaccount	2024	1,042,412	$66.37 to $83.11	$78,362,961	0.65% to 1.70%	28.39% to 29.74%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2023	1,276,331	$51.69 to $64.06	$74,390,419	0.65% to 1.70%	36.75% to 38.17%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2022	1,508,163	$37.80 to $46.36	$64,003,012	0.65% to 1.70%	-32.98% to -32.28%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2021	1,730,941	$42.44 to $68.47	$109,006,416	0.65% to 1.80%	13.13% to 14.42%	0.00%
IVYV - Macquarie VIP Science and Technology Subaccount	2020	2,090,769	$37.51 to $59.84	$115,765,991	0.65% to 1.80%	32.96% to 34.49%	0.00%

*	This represents the range of annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund and charges made directly to contract owner accounts through the redemption of units.

**	This represents the range of total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. The total return is calculated for the twelve-month period indicated. In the first year of inception, the returns are based on the period from inception date to period end and are not annualized.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average contract owners’ equity. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average contract owners’ equity for the period in which assets were present. The ratio is annualized in these instances.

(a) & (b)	Denotes the minimum or maximum of the total return ranges, respectively, for the underlying mutual fund options that were added and funded during the reporting period. These returns were not annualized.

(c)	Denotes the minimum and maximum total return for the underlying mutual fund options that were added and funded during the reporting period. Returns are not annualized.

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of AuguStarSM Life Insurance Company and Contract Owners of AuguStarSM Variable Account A:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and contract owners’ equity of the subaccounts listed in the Appendix that comprise AuguStarSM Variable Account A (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2024 by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the Separate Account’s auditor, however, we are aware that we have served as the Separate Account’s auditor since at least 1995.

Columbus, Ohio
April 8, 2025

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets and contract owners’ equity as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AB VARIABLE PRODUCTS SERIES FUND, INC. - CLASS B

VPS Global Risk Allocation-Moderate Subaccount

VPS Relative Value Subaccount

VPS Small Cap Growth Subaccount

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. Comstock Series I Subaccount

Invesco V.I. EQV International Equity Series II Subaccount

ALLSPRING VARIABLE TRUST

VT Opportunity Subaccount

AUGUSTARSM VARIABLE INSURANCE PRODUCTS FUND, INC.

AVIP AB Mid Cap Core Subaccount

AVIP AB Small Cap Subaccount

AVIP Constellation Dynamic Risk Subaccount1

AVIP Balanced Model Subaccount

AVIP BlackRock Advantage International Equity Subaccount

AVIP BlackRock Advantage Large Cap Core Subaccount
AVIP BlackRock Advantage Large Cap Growth Subaccount
AVIP BlackRock Advantage Large Cap Value Subaccount
AVIP BlackRock Advantage Small Cap Growth Subaccount
AVIP BlackRock Balanced Allocation Subaccount

AVIP Bond Subaccount

AVIP Federated Core Plus Bond Subaccount

AVIP Federated High Income Bond Subaccount

AVIP Fidelity Institutional AM® Equity Growth Subaccount
AVIP Growth Model Subaccount

AVIP Intech U.S. Low Volatility Subaccount

AVIP Constellation Managed Risk Balanced Subaccount1

AVIP Constellation Managed Risk Moderate Growth Subaccount1

AVIP Constellation Managed Risk Growth Subaccount1

AVIP Moderate Growth Model Subaccount

AVIP Moderately Conservative Model Subaccount

AVIP Nasdaq-100® Index Subaccount

AVIP S&P MidCap 400® Index Subaccount

AVIP S&P 500® Index Subaccount

BNY MELLON VARIABLE INVESTMENT FUND - SERVICE SHARES

Appreciation Subaccount

CALVERT VARIABLE TRUST, INC.

CVP S&P 500® Index Subaccount1

FEDERATED HERMES INSURANCE SERIES

Kaufmann Fund II Service Shares Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - INITIAL CLASS

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP High Income Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS

VIP Government Money Market Subaccount

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2

VIP Equity-Income Subaccount

VIP Growth Subaccount

VIP Mid Cap Subaccount

VIP Real Estate Subaccount

VIP Target Volatility Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 4

Franklin Allocation VIP Subaccount

Franklin DynaTech VIP Subaccount

Franklin Income VIP Subaccount

Templeton Foreign VIP Subaccount

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 5

Franklin VolSmart Allocation VIP Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - INSTITUTIONAL SHARES

Strategic Growth Subaccount

U.S. Equity Insights Subaccount

GOLDMAN SACHS VARIABLE INSURANCE TRUST - SERVICE SHARES

Strategic Growth Subaccount

Trend Driven Allocation Subaccount

U.S. Equity Insights Subaccount

IVY VARIABLE INSURANCE PORTFOLIOS – SERVICE SHARES

Macquarie VIP Asset Strategy Subaccount1

Macquarie VIP Natural Resources Subaccount1

Macquarie VIP Science and Technology Subaccount1

JANUS ASPEN SERIES - INSTITUTIONAL SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

JANUS ASPEN SERIES - SERVICE SHARES

Janus Henderson Balanced Subaccount

Janus Henderson Flexible Bond Subaccount

Janus Henderson Global Research Subaccount

Janus Henderson Overseas Subaccount

Janus Henderson Research Subaccount

LAZARD RETIREMENT SERIES, INC. - SERVICE SHARES

Emerging Markets Equity Subaccount

Global Dynamic Multi-Asset Subaccount

International Equity Subaccount

U.S. Small Cap Equity Select Subaccount

LEGG MASON PARTNERS VARIABLE EQUITY TRUST - CLASS I

ClearBridge Variable Dividend Strategy Subaccount

ClearBridge Variable Large Cap Value Subaccount

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST – STANDARD CLASS

LVIP JPMorgan Small Cap Core Subaccount1

MFS® VARIABLE INSURANCE TRUST - SERVICE CLASS

Mid Cap Growth Subaccount

New Discovery Subaccount

Total Return Subaccount

MFS® VARIABLE INSURANCE TRUST II - SERVICE CLASS

Massachusetts Investors Growth Stock Subaccount

MORGAN STANLEY VARIABLE INSURANCE FUND, INC. - CLASS II

VIF Growth Subaccount

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST - S CLASS

AMT Mid Cap Intrinsic Value Subaccount

PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES

CommodityRealReturn® Strategy Subaccount

Global Bond Opportunities Subaccount

Low Duration Subaccount Real Return Subaccount

Short-Term Subaccount

ROYCE CAPITAL FUND - INVESTMENT CLASS

Micro-Cap Subaccount Small-Cap Subaccount

(1)	See the footnote to the statement of assets and contract owners’ equity for the former name of the subaccount.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Financial Statements and Supplementary Information

December 31, 2024, 2023 and 2022

(With Independent Auditors’ Report Thereon)

KPMG LLP 2500 Ruan Center 666 Grand Avenue Des Moines, IA 50309

Independent Auditors’ Report

The Board of Directors

AuguStar Life Insurance Company:

Opinions

We have audited the statutory financial statements of AuguStar Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in Schedule I Summary of Investments - Other Than

Investments in Related Parties, Schedule III Supplementary Insurance Information, Schedule IV Reinsurance and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Des Moines, Iowa
April 11, 2025

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus

December 31, 2024 and 2023

(Dollars in thousands, except share amounts)

	2024	2023
Admitted Assets
Investments:
Bonds	$7,712,987	6,082,185
Preferred stocks	16,552	16,551
Common stocks at fair value (cost $54,066 in 2024 and $52,641 in 2023)	53,788	52,408
Common stock of unconsolidated life insurance subsidiaries at statutory equity (cost $472,260 in 2024 and $475,760 in 2023)	787,026	636,453
Mortgage loans on real estate	1,669,672	1,197,158
Real estate, at cost less accumulated depreciation	23,493	23,593
Contract loans	936,013	926,013
Cash, cash equivalents and short-term investments	569,933	735,778
Receivables for securities	9,985	2,050
Derivatives	191,797	60,886
Other invested assets	350,110	326,740
Securities lending reinvested collateral assets	—	162,366
Receivable for collateral	30,170	—
Total investments	12,351,526	10,222,181
Premiums and other considerations deferred and uncollected	2,566	2,401
Accrued investment income	78,107	57,294
Current federal income tax recoverable	48,062	66,504
Deferred tax asset, net	62,663	83,317
Other assets	291,652	336,207
Separate account assets	13,085,072	13,876,582
Total admitted assets	$25,919,648	24,644,486
Liabilities and Capital and Surplus
Reserves for future policy benefits:
Life policies and contracts	$2,757,913	2,944,954
Accident and health policies	19,489	19,497
Annuity and other deposit funds	847,390	861,109
Contract claims	18,084	19,650
Other policyholders’ funds:
Policyholders’ dividend accumulations	23,294	24,730
Provision for policyholders’ dividends payable in following year	4,810	3,675
Other	145	103
Payable to parent, subsidiaries and affiliates	265,756	218,748
Asset valuation reserve	190,754	117,849
Transfers to separate accounts due or accrued, net	(313,867)	(422,242)
Payable for securities	6,750	—
Payable for securities lending	—	162,366
Reinsurance funds withheld due to affiliate, net	3,292,867	1,030,789
Reinsurance funds withheld due to third party, net	2,257,354	2,380,094
Policy loan liability	864,622	854,387
Other liabilities	573,512	599,347
Separate account liabilities	13,085,072	13,876,582
Total liabilities	23,893,945	22,691,638
Capital and surplus:
Class A common stock, $1 par value. Authorized, issued, and outstanding 10,000,000 shares	10,000	10,000
Surplus notes	308,158	308,082
Gross paid in and contributed surplus	1,073,736	948,736
Aggregate write-ins for special surplus funds	4,967	62,763
Unassigned surplus	628,842	623,267
Total capital and surplus	2,025,703	1,952,848
Total liabilities and capital and surplus	$25,919,648	24,644,486

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Operations

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023	2022
Premiums and other considerations:
Life and annuity	$1,067,918	1,185,777	146,622
Accident and health	3,964	4,335	4,677
MODCO reinsurance premiums	(1,347,302)	10,146,008	—
Total premiums and other considerations	(275,420)	11,336,120	151,299
Investment income:
Interest on bonds	314,681	236,750	233,675
Dividends on stocks	5,426	4,048	2,820
Dividends from subsidiaries	—	8,700	30,300
Interest on mortgage loans	62,546	52,169	47,523
Real estate income	3,974	3,114	2,256
Interest on contract loans	42,382	38,646	40,058
Other income	77,325	70,828	37,165
Total investment income	506,334	414,255	393,797
Less investment expenses	54,639	35,708	38,106
Net investment income	451,695	378,547	355,691
Total income	176,275	11,714,667	506,990
Death and other benefits:
Death benefits	30,758	35,973	59,943
Accident and health benefits	1,798	1,691	2,020
Annuity benefits, fund withdrawals, and other benefits to policyholders and beneficiaries	2,797,613	2,095,583	1,986,052
Total death and other benefits	2,830,169	2,133,247	2,048,015
Change in reserves for future policy benefits and other funds	442,101	1,160,312	(42,519)
MODCO reinsurance reserve adjustment	(1,339,030)	10,103,107	—
Commissions	324,515	346,430	113,566
General insurance expenses	134,968	148,126	169,404
Insurance taxes, licenses, and fees	14,078	12,204	13,233
Net transfers from separate accounts	(2,290,594)	(2,247,503)	(1,648,451)
Total expenses	116,207	11,655,923	653,248
Income (loss) before dividends to policyholders, expense (benefit) for federal income taxes, and net realized capital gains (losses)	60,068	58,744	(146,258)
Dividends to policyholders	5,838	4,784	25,056
Income (loss) before expense (benefit) for federal income taxes and net realized capital gains (losses)	54,230	53,960	(171,314)
Expense (benefit) for federal income taxes	245	(46,018)	63,856
Income (loss) before net realized capital gains (losses)	53,985	99,978	(235,170)
Net realized capital gains (losses), net of interest maintenance reserve and income taxes	34,360	(1,328)	(20,999)
Net income (loss)	$88,345	98,650	(256,169)

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Common stock	Surplus notes	Gross paid in and contributed surplus	Aggregate write-ins for special purpose funds	Unassigned surplus	Total capital and surplus
Balance at December 31, 2021	$10,000	309,927	422,372	58,826	654,411	1,455,536
Net income	—	—	—	—	(256,169)	(256,169)
Amortization of surplus note	—	77	—	—	—	77
Change in net unrealized capital gains	—	—	—	—	74,400	74,400
Change in net deferred income tax	—	—	—	—	(33,561)	(33,561)
Change in nonadmitted assets and related items	—	—	—	—	(32,184)	(32,184)
Change in asset valuation reserve	—	—	—	—	(40,482)	(40,482)
Correction of an error, net of tax	—	—	—	—	921	921
Change in deferred coinsurance gain	—	—	—	—	807,410	807,410
Benefit plan adjustment	—	—	—	—	7,612	7,612
Paid in surplus	—	—	401,364	—	—	401,364
Dividends to stockholder	—	—	—	—	(419,000)	(419,000)
Balance at December 31, 2022	10,000	310,004	823,736	58,826	763,358	1,965,924
Net income	—	—	—	—	98,650	98,650
Amortization of surplus note	—	78	—	—	—	78
Repayment of surplus notes	—	(2,000)	—	—	—	(2,000)
Change in net unrealized capital gains	—	—	—	—	(11,081)	(11,081)
Change in net deferred income tax	—	—	—	—	(12,650)	(12,650)
Change in nonadmitted assets and related items	—	—	—	—	64,864	64,864
Change in asset valuation reserve	—	—	—	—	(22,311)	(22,311)
Change in deferred coinsurance gain	—	—	—	—	(57,769)	(57,769)
Benefit plan adjustment	—	—	—	—	733	733
Interest maintenance reserve disallowed	—	—	—	3,937	(3,937)	—
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(196,590)	(196,590)
Balance at December 31, 2023	10,000	308,082	948,736	62,763	623,267	1,952,848
Net income	—	—	—	—	88,345	88,345
Amortization of surplus note	—	76	—	—	—	76
Change in net unrealized capital gains	—	—	—	—	184,442	184,442
Change in net unrealized foreign exchange capital loss	—	—	—	—	(397)	(397)
Change in net deferred income tax	—	—	—	—	6,519	6,519
Change in nonadmitted assets and related items	—	—	—	—	(44,775)	(44,775)
Change in asset valuation reserve	—	—	—	—	(72,905)	(72,905)
Correction of an error, net of tax	—	—	—	—	(1,747)	(1,747)
Change in deferred coinsurance gain	—	—	—	—	(20,736)	(20,736)
Benefit plan adjustment	—	—	—	—	4,033	4,033
Segregated special surplus for the benefit of affiliate	—	—	—	(58,826)	58,826	—
Interest maintenance reserve disallowed	—	—	—	1,030	(1,030)	—
Paid in surplus	—	—	125,000	—	—	125,000
Dividends to stockholder	—	—	—	—	(195,000)	(195,000)
Balance at December 31, 2024	$10,000	308,158	1,073,736	4,967	628,842	2,025,703

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Statutory Statements of Cash Flow

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023	2022
Cash flow from operations:
Premiums, other considerations, and fund deposits	$2,786,208	1,353,447	647,344
Investment income	434,107	382,423	324,991
	3,220,315	1,735,870	972,335
Less:
Death and other benefits	3,082,465	2,431,666	2,460,152
Commissions, taxes, and other expenses	500,060	465,522	433,361
Dividends paid to policyholders	52,753	58,726	84,170
Net transfers from separate accounts	(2,398,970)	(1,864,597)	(1,631,142)
	1,236,308	1,091,317	1,346,541
Net cash provided by (used in) operations	1,984,007	644,553	(374,206)
Cash flow from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	1,923,439	538,346	919,225
Stocks	98,500	459	16,190
Mortgage loans on real estate	146,716	107,779	127,148
Other	145,193	42,494	142,742
Total investment proceeds	2,313,848	689,078	1,205,305
Less cost of investments acquired:
Bonds	3,383,815	607,467	1,185,573
Stocks	96,425	125,051	10,822
Mortgage loans on real estate	606,879	186,025	187,097
Real estate	1,331	1,841	—
Other	399,066	117,559	72,593
Total investments acquired	4,487,516	1,037,943	1,456,085
Less increase (decrease) in contract loans	10,046	25,057	(7,539)
Net cash used in investing activities	(2,183,714)	(373,922)	(243,241)
Cash flow from financing and other miscellaneous sources:
Repayment of surplus notes	—	(2,000)	—
Capital and paid in surplus, less treasury stock	125,000	125,000	401,364
Deposits on deposit-type contracts and other liabilities	362,044	327,665	280,381
Withdrawals on deposit-type contracts and other liabilities	(406,535)	(145,568)	(185,450)
Dividends to stockholder	(195,000)	(84,783)	(419,000)
Change in dividends receivable from subsidiaries	—	25,000	175,000
Change in payable to affiliates due to cash concentration program	40,095	21,704	97,147
Other, net	108,258	(88,341)	172,341
Net cash provided by financing	33,862	178,677	521,783

Net (decrease) increase in cash, cash equivalents and short-term investments	(165,845)	449,308	(95,664)

Cash, cash equivalents and short-term investments:
Beginning of year	735,778	286,470	382,134
End of year	$569,933	735,778	286,470

Supplemental disclosures of cash flow information for non-cash transactions:
Change in securities lending collateral	$(162,366)	48,426	(173,898)
Amortization of deferred gain on reinsurance agreements	73,666	57,769	73,061
Funds held under reinsurance agreement, net	5,937	(6,619)	(48,747)
Funds held under traditional life reinsurance agreement, net	—	—	(1,051)
Other investment asset adjustments for transfers	165,130	—	—
Transfer of bonds from other invested assets	(93,648)	—	—
Transfer of bonds for payment of dividends to parent	—	92,839	—
Transfer of bonds for extraordinary dividend from subsidiary	(57,650)	—	—
Transfer of subsidiary ownership for payment of dividends to parent	—	18,968	—
Transfer of mortgage loans for extraordinary dividend from subsidiary	(13,832)	—	—
Initial reinsurance premiums payable	—	260,636	—
Settlement of reinsurance payable	(87,720)	(123,159)	—
Payable for securities	6,750	—	—
Dividend declared and unpaid from affiliate	—	—	(25,000)
Deferred gain on reinsurance agreements	(52,930)	—	(880,471)

See accompanying notes to statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(1)	Organization and Business

Organization

AuguStar Life Insurance Company (“ALIC” or the “Company”), is a stock life insurance company wholly owned by Constellation Insurance, Inc. (“CII”), a stock holding company. CII is 100% owned by Constellation Insurance Holdings, Inc. (“CIHI”), a stock company organized under Ohio insurance laws.

ALIC owns 100% of AuguStar Life Assurance Corporation (“ALAC”), a stock life insurance subsidiary; National Security Life and Annuity Company (“NSLAC”), a stock life insurance subsidiary; Montgomery Re, Inc. (“MONT”), a special purpose financial captive life insurance company; Kenwood Re, Inc. (“KENW”), a special purpose financial captive life insurance company; Camargo Re Captive, Inc. (“CMGO”), a special purpose financial captive life insurance company; Sunrise Captive Re, LLC (“SUNR”), an Ohio authorized reinsurer.

ALIC owns 100% of ON Foreign Holdings, SMLLC (“ONFH”), a Delaware holding company. ONFH owns 100% of ON Overseas Holdings S.A.R.L. (“ONOH”), formerly ON Overseas Holdings B.V., a holding company and 100% of AuguStar Lending, LLC (“ALL”), a Delaware financial lending institution. ONOH owns 100% of ON Netherlands Holdings S.A.R.L. (“ONNH”), formerly ON Netherlands B.V., a holding company. On December 31, 2024, ONOH and ONNH were re-domiciled from the Netherlands to Luxemburg. ONNH owns Ohio National Seguros de Vida y Reaseguros S.A. (“ONSP”), formerly Ohio National Seguros de Vida S.A., a Peruvian insurance company, ON Global Holdings, SMLLC (“ONGH”), a Delaware holding company; and O.N. International do Brasil Participacoes, Ltda. (“OHIO”), which was formed to hold the equity method investment made when ONFS entered into a 50% joint venture agreement with a Brazilian insurance company. ONGH owns 92% of Ohio National Sudamerica S.A. (“ONSA”), a Chilean holding company; and ONNH owns 8%. ONSA owns 100% of Ohio National Seguros de Vida S.A. (“ONSV”), a Chilean insurance company. ALL was formed in 2023 to act as a lending institution to support lending activities both internally and externally.

On May 8, 2023 ONSV entered into an agreement for the acquisition of the Zurich Insurance Group annuity portfolio, held by Zurich Chile Seguros de Vida S.A. (“Zurich”), of approximately $2.6 billion in reserves held in Chile. The transaction was executed through a division of Zurich, resulting in the formation of a new life insurance entity, Zurich Chile Seguros Rentas de Vitalicias S.A. (“ZCR”). This new company, fully owned by Zurich, was assigned all assets and liabilities related to the annuity operations. On November 4, 2024, ZCR merged by absorption with Zurich Seguros de Rentas Vitalicias Chile S.A. (“ZRV”), fully owned by Zurich. Following this merger, ZRV remained as the surviving entity. On December 2, 2024, ONSV acquired 99.25% shares of ZRV from Zurich for a cash purchase price of $118,825. The remaining 0.75% shares is held by minority investors.

On April 30, 2024, the Superintendencia de Banca, Seguros y AFP (“SBS”), the Peruvian banking, insurance and pension fund regulator, issued the Resolución SBS N° 01866-2024, thereby authorizing ONSP to incorporate reinsurance activities into its business operations. Subsequently, on June 4, 2024, the ONSP officially changed its name as noted above.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

During 2024, the Company formed Constellation Re Holdings Bermuda, LLC (“CRHB”), a Delaware holding company 100% owned by the Company, and Constellation Re (Bermuda) Ltd (“CRBL”), a Bermuda licensed reinsurer 100% owned by CRHB.

ALIC owned Constellation Investments, Inc. (“CINV”), formerly Ohio National Investments, Inc. (“ONII”), an investment advisor; AuguStar Distributors, Inc, (“ADI”), a broker dealer registered under the Securities and Exchange Commission Act of 1934; and The O.N. Equity Sales Company (“ONESCO”), a broker dealer registered under the Securities and Exchange Commission Act of 1934. During 2023, ALIC transferred its common stock holdings of CINV, ADI and ONESCO to its parent CII via a dividend.

Business

ALIC is a life, health (disability) and annuity insurer licensed in 49 states, the District of Columbia and Puerto Rico. The Company offers/services a full range of life, disability and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. Over the past several years the Company has ceased accepting applications for certain variable annuities, retirement plans and disability products following a comprehensive review of the Company’s businesses, taking into account the continuously changing regulatory landscape and increasing cost of doing business. The Company continues to service and support existing clients for all product lines. The primary focus of ALIC is to sell fixed indexed annuities, single premium immediate annuities and multiyear guarantee annuities.

The Company is subject to regulation by the insurance departments of the states in which it is licensed and undergoes periodic examinations by those departments.

(2)	Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the “Department”), which is an other comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires that insurance companies domiciled in the State of Ohio prepare their statutory basis financial statements in accordance with the Statement of Statutory Accounting Principles (“SSAP”) that are described in the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures Manual (the “Manual”) subject to any deviations prescribed or permitted by the state insurance commissioner.

ALIC does not have any permitted or prescribed statutory accounting practices as of December 31, 2024 and 2023. ALIC’s wholly-owned Vermont subsidiaries have permitted accounting practices as disclosed in Note 3(c). The statutory financial statements presented represent the accounts of the Company and do not include the accounts of any of its subsidiaries.

The Company’s subsidiary, SUNR, applies a prescribed practice which values assumed guaranteed minimum death benefit (“GMDB”) and guaranteed lifetime withdrawal benefit (“GLWB”) risks on variable annuity contracts from the Company using a separate alternative reserve basis pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. Effective January 1, 2024, SUNR amended is existing reinsurance treaty with Sycamore Re, Ltd. (“SYRE”), an affiliate reinsurer domiciled in the Cayman Islands, to cede all variable annuity contracts with a GLWB rider. The prescribed practice related to the Company’s guaranteed risks changed the Company’s carrying value of SUNR, included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus, by $11,494 and $255,626 as of December 31, 2024 and 2023, respectively. If the prescribed practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

A reconciliation of the Company’s net statutory loss and capital and surplus between NAIC SSAP and practices prescribed by the State of Ohio are shown below:

	2024	2023
Net Income (Loss)
Company state basis	$88,345	98,649
State prescribed practices that are an increase/(decrease) from NAIC SAP	—	—
NAIC SAP	$88,345	98,649

Capital and surplus
Company state basis	$2,025,703	1,952,848
State prescribed practices that are an increase/(decrease) from NAIC SAP Subsidiary valuation - SUNR	11,495	255,626
NAIC SAP	$2,014,208	1,697,222

Statutory accounting practices are different in some respects from financial statements prepared in accordance with GAAP. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes:

●	The costs related to acquiring business, principally commissions and certain policy issue expenses related to successful acquisition efforts, are amortized over the period benefited rather than charged to income in the year incurred;

●	future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals;

●	investments in fixed maturity securities are carried at either amortized cost or fair value based on their classifications; investments in fixed maturity securities classified as available-for-sale are carried at estimated fair value with net unrealized holding gains and losses reported in other comprehensive income; fixed maturity securities designated as trading are carried at fair value with net unrealized holding gains and losses reported in income; under statutory accounting, investments in bonds are reported at the lower of amortized cost or fair value based on their NAIC rating and any adjustments to fair value are reported directly in surplus (see Note 3(c) for more information regarding bond valuation);

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	specific valuation allowances are established using the current expected credit loss (“CECL”) impairment model, which only applies to financial assets carried at amortized cost, including mortgage loans, and reinsurance and other receivables. CECL is based on expected credit losses rather than incurred losses. Estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase. Statutory accounting utilizes the other-than-temporary impairments (“OTTI”) model described in Note 6;

●	investments in replicated synthetic asset transactions (“RSATs”) are reported at fair value; for statutory reporting, the assets are reported at amortized cost;

●	investments in subsidiaries, controlled and other affiliated entities as defined in SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities are accounted for under the equity method. Under the equity method, domestic insurance subsidiaries are recorded at their underlying audited statutory surplus. Nonpublic non-insurance subsidiaries and other controlled entities are recorded at their underlying audited GAAP equity. Changes in the value of such investments are recorded as unrealized gains or losses. The earnings of such investments are recorded in net investment income only when dividends are declared. Under U.S. GAAP, these investments are consolidated;

●	only contracts that have significant mortality or morbidity risk are classified as insurance contracts; otherwise, they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments; for statutory reporting, contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts;

●	undistributed income and capital gains and losses for noncontrolling limited partnerships and limited liability companies investments are reported as unrealized gains and losses in earnings; for statutory reporting, the unrealized gains and losses are reported directly in surplus;

●	the asset valuation reserve and interest maintenance reserve (“IMR”) are not recorded;

●	separate account seed money is classified as a trading security recorded at fair value as opposed to a component of separate account assets;

●	under GAAP, “nonadmitted” assets do not exist, while for statutory reporting nonadmitted assets are excluded from capital and surplus (see Note 3(b) for more information regarding nonadmitted assets);

●	changes in deferred taxes are recognized in either net income (loss) or other comprehensive income and not subject to the statutory limitation of 15% of capital and surplus;

●	there is a presentation of other comprehensive income and comprehensive income;

●	surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus;

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	certain assets and liabilities are reported gross of ceded reinsurance balances;

●	deposits to universal life contracts, investment contracts and limited payment contracts are not included in revenue;

●	negative cash balances are reported as liabilities;

●	certain annuity related contracts give rise to embedded derivatives for GAAP while STAT does not recognize these embedded derivatives; and

●	on a statutory basis only, the correction of immaterial prior period errors are recorded directly to surplus.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material.

(3)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect statutory financial reporting are summarized below.

(a)	Use of Estimates

In preparing the statutory financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The most significant estimates and assumptions include those used in determining the liability for future policy benefits and claims, contingencies, provision for income taxes, deferred taxes and contingencies, and valuation of and impairment losses on investments. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the date of the statutory financial statements. Management believes the amounts provided are appropriate.

(b)	Nonadmitted Assets

Certain assets designated as “nonadmitted assets” (principally furniture, equipment, certain deferred taxes, and certain receivables), along with statutory adjustments to the Company’s common stock investment of affiliates carried at U.S. GAAP equity have been excluded from total admitted assets by a direct charge to surplus.

(c)	Investments

During 2024, the Company and ALAC contributed capital to four affiliated special purpose vehicles - Andromeda Funding, LLC; Antlia Funding, LLC; Cassiopeia Funding, LLC and Orion Funding, LLC (collectively, hereafter, the “SPVs”). The SPVs invest in commercial loans and securitize the assets into collateralized loan obligations (“CLOs”). The contribution split between the Company and ALAC is 87.5% and 12.5%, respectively, and their investment in the SPVs are recorded through both rated secured notes and subordinated notes, which are equity-like in nature. The rated secured notes in each of the SPVs are reported in Bonds and the unrated subordinated notes in each of the SPVs are reported in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The SPVs are not legally owned by the Company or ALAC; however, they have been established to hold assets of the Company and ALAC managed by CINV an affiliated investment advisor.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Investment Income

Interest and dividends on investments is recorded within investment income. Realized capital gains and losses are reported net of federal income tax and transfers to the IMR. Realized gains (losses) on the sale of investments are determined on the basis of specific security identification on the trade date. Unrealized gains and losses on investments are charged or credited to unassigned surplus in accordance with NAIC rules.

Dividends are recorded on the ex-dividend date and interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

Bonds

Bonds are valued as prescribed by the Securities Valuation Office (“SVO”) of the NAIC Investment Analysis Office. Bonds are rated as “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), “5” (lowest quality, not in or near default) or “6” (lowest quality, in or near default). Bonds rated as categories 1 through 5 are reported in the statutory financial statements at amortized cost using the modified scientific method. Bonds rated as category 6 are reported at the lower of amortized cost or fair value.

Mortgage-backed securities are generally stated at amortized cost and are amortized using anticipated prepayment assumptions based on a retrospective adjustment method that estimates prepayment activity by utilizing certain factors, including seasonality, current levels of interest rates, economic activity, and the term and age of the underlying collateral.

All securities defined as hybrid securities by the SVO are reported as bonds and are carried at amortized cost.

Preferred and Common Stocks

Preferred stocks rated by the SVO as categories 1-3 are reported at amortized cost. Those rated as categories 4-6 are reported at the lower of amortized cost or fair value.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when information is not available from the SVO.

Investments in the Company’s wholly owned insurance subsidiaries are carried at audited statutory equity with changes in net assets, other than dividends declared, recognized as net unrealized capital gains or losses through surplus. Investments in the Company’s special purpose financial captive reinsurers are carried as follows: MONT and KENW are carried at zero due to the fact that the State of Vermont has granted a permitted practice to allow the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. The investment in SUNR is carried at the value of SUNR’s statutory surplus, adjusted for the prescribed practice described in Note 2. Investments in wholly owned noninsurance subsidiaries are carried at the value of their underlying audited GAAP basis equity, adjusted for nonadmitted assets, based on the significance of their operations beyond holding assets for the use of the Company. Prior to the dividend described in Note 1, the Company did not record the investment in CINV, a noninsurance subsidiary, as it did not have audited GAAP financial statements for 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Management reviews its investments in subsidiary, controlled, and affiliated entities for impairment based upon the probability that the Company will be able to recover the carrying amount of the investment or if there is evidence indicating the inability of the investee to sustain earnings, which would justify the carrying amount of the investment.

Management regularly reviews its bond and stock portfolios in order to evaluate the necessity to record impairment losses for other-than-temporary declines in estimated fair value of investments. See Note 6 for management’s description and analysis of the portfolio.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of residential and commercial properties that are both directly owned and properties that are directly and wholly owned through an investment trust. Commercial mortgage loans are recorded at the unpaid principal balance of the loan, net of valuation allowance and unamortized discount. Residential mortgage loans are reported at cost, net of unamortized discounts or premiums. Premiums or discounts are amortized using the effective yield method. Interest income is accrued on the principal balance of each loan based on its contractual interest rate. The residential mortgage loan portfolio is held in an investment trust and managed by a third-party.

Management periodically reviews the portfolio for impairment and obtains updated valuations of the underlying collateral as needed. Significant changes (increase or decrease) in the net value of the collateral are adjusted through the valuation allowance; however, the net carrying value amount of the loan shall not exceed the recorded investment in the loan.

Loans in foreclosure and loans considered impaired as of the date of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are placed on nonaccrual status and written down to the estimated fair value, net of estimated selling costs, of the underlying property to derive a new cost basis. Interest received on nonaccrual status mortgage loans on real estate is included in net investment income in the period received.

Mortgage loans can be restructured in a troubled debt restructuring (“TDR”). The Company assesses loan modifications on a case-by-case basis to evaluate whether a TDR has occurred and will then establish a specific valuation allowance for the excess carrying value of the loan over the estimated fair value of the collateral.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Real Estate

Real estate, occupied by the Company and held for the production of income, is generally carried at depreciated cost, net of encumbrances. Accumulated depreciation was $10,570 and $9,140 as of December 31, 2024 and 2023, respectively.

The Company occupies less than 50% of buildings held for the production of income.

Contract Loans

Contract loans, also referred to as policy loans, are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy’s anniversary date. The majority of these loans are included in the reinsurance agreement with an external reinsurer as discussed in Note 13. A corresponding liability has been recognized of $864,622 and $854,387 of December 31, 2024 and 2023, respectively, for the portion of the loans owed to the reinsurer.

Cash, Cash Equivalents and Short-term Investments

Short-term investments are carried at amortized cost and cash equivalents are carried at fair value. Cash equivalents are short-term and highly liquid investments with original maturities of three months or less, and short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at time of purchase.

Derivatives

The Company enters into derivative transactions that do not meet the criteria for hedge accounting or have not been designated in hedging relationships by the Company. The Company purchases equity index put options, equity futures, currency futures, equity swaps and interest rate swaptions as hedges for certain riders that were sold with variable annuity products. The Company similarly purchases equity index call options as hedges for the fixed indexed annuity product. These transactions provide the Company with an economic hedge, which is used as part of its overall risk management strategies. These derivative instruments are carried at estimated fair value. The realized changes in fair value are recorded in net realized capital losses, net of interest maintenance reserve and income taxes. The unrealized changes in fair value are recorded in unassigned surplus.

The Company enters into derivative transactions that meet the criteria for hedge accounting. The Company purchased a foreign currency swap that meets the criteria for hedge accounting and is accounted for consistent with the underlying hedged asset. The swap instrument is carried at estimated fair value, and changes in the estimated fair value of the swaps are recorded as unrealized capital gains or losses in unassigned surplus.

The Company also uses derivatives as part of RSATs. RSATs refer to derivative transactions entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. The accounting for derivatives used in RSATs depends upon how the underlying cash instrument is accounted for, as well as how the replicated asset would be accounted for if acquired directly; alternatively, the Company can elect to carry the derivative at fair value. The Company uses bonds as the referenced cash instrument in its current replication transactions, and therefore, the derivatives are carried at amortized cost. The Company accrues investment income for the replicated synthetic asset throughout the life of the RSAT. Realized gains or losses are recognized at maturity of the RSAT.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Other Invested Assets

Other invested assets primarily consist of the Company’s investment in SUNR, external and inter-company surplus notes, investments in subordinated notes issued by the SPVs, and investments in limited partnerships and limited liability companies. Surplus notes are accounted for at amortized cost for NAIC ratings 1 or 2 or the lessor of amortized cost or fair value for NAIC ratings 3 through 6. In February 2022, the $75,000 intercompany surplus note issued to the Company was repaid. The transaction was completed in cash with a payoff amount of $75,000 plus accrued interest of $988.

The Company’s investments in limited partnerships and limited liability companies are carried at the underlying audited GAAP equity of the investee using the equity method of accounting. The financial statements of these investments are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a three-month lag. Income distributed from these investments are included in Net investment income on the Statutory Statements of Operations. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

The statement value of limited partnerships and limited liability companies are evaluated and adjusted for any impairment in value that is determined to be other-than-temporary. The Company did not recognize any impairment write-down for these investments for the years ended December 31, 2024 and 2023.

The Company’s investments in the SPVs subordinated notes are carried at the lower of amortized cost or fair value. Income distributed from these investments are included in Net investment income on the Statutory Statements of Income. The Company has no investments in limited partnerships or limited liability companies that exceed 10% of its admitted assets.

Securities Lending Program

The Company participates in an indemnified securities lending program administered by an unaffiliated agent in which certain portfolio holdings are loaned to third parties. The borrower must deliver to the Company’s agent collateral having a market value equal to at least 102% and 105%, respectively, of the market value of the domestic and foreign securities loaned. The collateral received by the Company’s agent from the borrower to secure loans on behalf of the Company must be in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or a bank letter of credit or equivalent obligation as may be pre-approved by the Company. The Company monitors the estimated fair value of the loaned securities on a daily basis and additional collateral is obtained as necessary. Securities lending reinvested collateral assets and the corresponding liability, payables for securities lending, are recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Income and expenses associated with securities lending transactions are reported within Net investment income in the Statutory Statements of Operations.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(d)	Segregated Special Surplus Fund

The Company has established a segregated special surplus fund for the benefit of SUNR, a subsidiary, in accordance with the SUNR Plan of Operations approved by the State of Ohio. The assets, along with capital within SUNR, are to be used to provide the protection to maintain SUNR’s statutory total adjusted capital at a level of at least 300% of its authorized control level (“ACL”) risk based capital. The segregated special surplus fund is held in a custodial account. Dividends (including amounts classified as return of capital) paid by SUNR to ALIC during the years ended December 31, 2024 and 2023 were $155,000 and $88,000, respectively. Dividends (including amounts classified as return of capital) are placed in the segregated custodial account when paid. See additional details in Note 17 on dividends between SUNR and ALIC. As long as the surplus in SUNR plus the segregated special surplus fund is greater than 300% ACL, ALIC can withdraw excess capital from the segregated special surplus fund for it to use as unassigned surplus in the event at the end of the calendar quarter the segregated special surplus fund exceeds 100 % ACL.

With the 2024 variable annuity contracts with a GLWB treaty amendment between SUNR and SYRE discussed in Note 2, the capital requirements of SUNR were significantly reduced. During 2024, ALIC reduced the segregated surplus fund to zero due to SUNR having sufficient total adjusted capital by itself without needing ALIC’s segregated surplus fund. At December 31, 2024 and 2023, the segregated special surplus fund was $0 and $58,826, respectively, recorded in the Aggregate write-ins for special surplus funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and the Statutory Statements of Changes in Capital and Surplus. With the reduction of the segregated surplus fund balance to zero, the Company was able to release the majority of the invested assets to its general account. The Company plans to maintain a small balance for future needs and to keep the account active. The value of the custodial account was $2,623 and $56,134 at December 31, 2024 and 2023, respectively, which was invested in the following:

	2024	2023
Cash and cash equivalents	$590	8,706
Bonds	2,033	47,428
Total custodial account value	$2,623	56,134

(e)	Separate Accounts

Separate account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. Separate account liabilities for individual annuities issued in 1992 and after represent contract holders’ funds adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The difference between full account value and CARVM is reflected in Transfers to separate accounts due or accrued, net, as prescribed by the NAIC, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The annual change in the difference between full account value and CARVM is reflected in the Statutory Statements of Operations as part of the Net transfers from separate accounts. The Company’s revenue reflects fees charged to the separate accounts including administrative services and risks assumed and for the activity related to guaranteed contracts, which are riders to existing variable annuity contracts that are guaranteed by the Company’s general account assets. The Company’s expenses reflects benefits paid, changes in reserves and expense allowances.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Under accounting procedures prescribed by the NAIC, the Company records seed money contributed to, or withdrawn from, variable annuity separate accounts through a direct charge or credit to surplus. Seed money held in separate accounts represents the difference between separate account assets and liabilities. The change in separate account surplus, developed through seed money contributions, withdrawals, and unrealized gains and losses generated thereon, is also recorded directly to surplus without providing for federal income tax or income tax reductions. Dividend and capital gain distributions on seed money are recorded as Other income in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in Net transfers from separate accounts in the Statutory Statements of Operations. Investment income and realized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to contract holders and are not recorded in the Statutory Statements of Operations. Unrealized capital gains (losses) on assets of separate accounts accrue to contract holders and, accordingly, are reflected in the separate account liability to the contract holder.

(f)	Revenues and Expenses

Premiums are credited to revenue over the premium paying period of the policies. Individual accident and health (disability) premiums are earned ratably over the terms of the related contracts or policies. Universal life and annuity premiums are recognized as revenue when received. Amounts received related to deposit contracts with mortality or morbidity risk, such as traditional life products and certain annuities with life contingencies, are recorded as premiums. Traditional life product revenues are recorded when due. Amounts received as payment for deposit contracts that do not incorporate any mortality or morbidity risk, including those annuities without life contingencies and guaranteed investment contracts, are not reported as revenue, but are recorded directly to the appropriate policy reserve account.

Expenses, including acquisition costs related to acquiring new business, are charged to operations as incurred.

(g)	Reserves for Future Policy Benefits

Life Policies and Contracts

For traditional life policies issued prior to January 1, 2020, reserves are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality table and interest assumptions used for the majority of new policies issued was the 2017 Commissioners Standard Ordinary (“CSO”) table with interest rates of 3.0% to 3.5%. With respect to in force policies, the mortality tables and interest assumptions used are primarily the 1941 CSO table with interest rates of 2.25% to 2.5%, the 1958 CSO table with interest rates of 1.75% to 4.5%, the 1980 CSO table with interest rates of 3.0% to 5.5%, the 2001 CSO table with interest rates of 3.0% to 4.0%, and the 2017 CSO table with interest rates of 3.0% to 3.5%. For policies issued on or after January 1, 2020, reserves are calculated as prescribed in section 20 of the Valuation Manual (“VM-20”) using principles based reserves (“PBR”). The assumptions used in the calculations are a combination of prescribed assumptions and company experience.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company waives the deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Reserves are computed using continuous functions to reflect these practices.

The method used in valuation of substandard policies is to hold 50% of the annual substandard premium as the substandard reserve in addition to the reserve calculated using standard mortality.

The Company had $5,550,598 and $5,802,869 of individual life insurance in force as of December 31, 2024 and 2023, respectively, and $1,679,782 and $1,594,670 of related reserves as of December 31, 2024 and 2023, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the Department.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement instructions. Traditional life, permanent and term products use a formula that applies a weighted average interest rate, determined from a seriatim valuation file, to the mean average reserves.

Accident and Health (Disability) Policies

The aggregate reserves for individual accident and health (disability) policies consist of active life reserves, disabled life reserves and unearned premium reserves. The active life reserves are calculated on a two-year preliminary term basis at interest rates of 3.0% to 6.0%, using either the 1964 Commissioner’s Disability Table (policies issued prior to 1990) or the 1985 Commissioner’s Individual Disability Table A (policies issued after 1989). The disabled life reserves are calculated using either the 1985 Commissioner’s Individual Disability Table C at interest rates of 3.5% to 5.5% (claims incurred after 1989) or the 1964 Commissioner’s Disability Table at an interest rate of 3.5% (claims incurred prior to 1990). Beginning January 1, 2020, the disability reserve calculations for new policies also incorporate the 2013 Individual Disability Insurance table and its associated modifiers as required by Actuarial Guideline 50.

Annuity and Other Deposit Funds

The Company issued traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder.

The Company also issued nontraditional variable annuity contracts in which the Company provides various forms of guarantees/riders to benefit the related contract holders.

The Company has five main types of rider benefits offered with individual variable annuity contracts:

●	GMDB;

●	GLWB;

●	guaranteed minimum income benefit (“GMIB”);

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

●	guaranteed minimum accumulation benefit (“GMAB”); and

●	guaranteed minimum withdrawal benefit (“GMWB”).

The Company also offers a fixed indexed annuity with an optional GLWB rider. In 2023, the Company began offering a premium bonus on certain fixed indexed annuity base products. The bonus specifies a bonus rate, applied to the premium deposited, of 5 or 10 percent for the first policy year only. The premium bonus is allocated on day one when the contractholder’s premium is deposited and vests over a number of years.

Effective January 1, 2020, the Company began reserving for variable annuity policies in force under section 21 of the Valuation Manual (“VM-21”). VM-21 sets forth requirements for the valuation of PBR for variable annuity and other contracts involving certain guaranteed benefits similar to those offered with variable annuities. VM-21 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The requirement applies the principles of asset adequacy analysis directly to the risks associated with these products and guarantees. The VM-21 liability is evaluated with both company assumptions and prescribed assumptions under stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the Conditional Tail Expectation (“CTE”) 70 level of the company assumptions value plus any additional standard projection amount and is subject to a floor of cash surrender value. These guarantee reserves are included in the general account reserves. Prior to 2020, these policies were reserved under Actuarial Guideline 43 (“AG43”).

Actuarial Guideline 35 (“AG35”) interprets the standards for the valuation of reserves for fixed indexed annuities. AG35 is a holistic reserve methodology, thus rider benefit reserves are not determined separately from the base reserve but rather on the policy as a whole. The reserves for both the base policy and the rider guarantees are included in general account liabilities.

The reserves and deposit liabilities for individual deferred annuity products have been established based on the participants’ net contributions, policy term, interest rates and various contract provisions. The average interest rate credited on these annuity policies was 3.60%, 2.26% and 2.98% for the years ended December 31, 2024, 2023 and 2022, respectively. The reserves for individual annuity policies issued after 1991 have been adjusted for possible future surrender charges in accordance with CARVM.

Reserves for ordinary (individual) immediate annuities are determined primarily using the 1937 Standard Annuity Table (interest rate of 11.25%), the 1971 Individual Annuity Mortality Table (interest rate of 11.25%), the 1983 Annuity Table (interest rates of 6.25% to 11.25%), the Annuity 2000 Table (interest rates of 4.00% to 7.00%), or the IAR2012 Mortality Table (interest rates of 1.00% to 5.25%). Group immediate annuity reserves are based primarily on the 1971 Group Annuity Mortality Table (interest rate of 11.25%), the 1983 Group Annuity Mortality Table (interest rates of 6.25% to 9.25%) or the 1994 Group Annuity Mortality Table (interest rates of 1.00% to 7.00%).

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(h)	Participating Business/Policyholders’ Dividends

Participating business, which refers to whole life policies that participate in profits through policyholders’ dividends, represents 24.4% and 25.5% of the Company’s ordinary life insurance in force at December 31, 2024 and 2023, respectively. The liability for policyholder dividends includes the estimated amount of annual dividends earned by policyholders and is recorded in Other policyholders’ funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The policyholder dividends incurred are recorded in Dividends to policyholders in the Statutory Statements of Operations.

Policyholder dividends are approved annually by the Company’s board of directors based upon the amount of distributable surplus. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

(i)	Asset Valuation Reserve/Interest Maintenance Reserve

In compliance with statutory requirements, the Company maintains an asset valuation reserve (“AVR”) and an IMR as prescribed by the NAIC.

The AVR is a formula reserve, which addresses specific asset risk areas and consists of the default component and the equity component. The default component provides for future credit related losses on bonds, including corporate debt securities, preferred stocks, derivative instruments, net of reinsurance, and mortgages. The equity component covers all types of equity investments. The two components are designed to address the default and equity risks of the Company’s assets by calculating maximum reserve targets and controlling the flow of the reserve from and into surplus. The change in AVR is charged or credited directly to unassigned surplus.

The IMR minimizes the Statutory Statements of Operations impact of interest rates related realized capital gains and losses. Realized capital gains and losses for all types of bonds that result from changes in the overall level of interest rates are removed from the net realized capital gains (losses) amount and credited or charged to the liability for IMR. This liability is amortized into income over the remaining life of each bond based on a seriatim method.

Credit related OTTI losses are recorded through the AVR; interest related OTTI losses are recorded through the IMR.

(j)	Reinsurance

Reinsurance is an agreement by which a reporting entity transfers all or part of its risk under a contract to another reporting entity. For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or those that delay the timely reimbursement of claims.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Accounting for reinsurance requires the use of significant management estimates and assumptions, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risk. The Company periodically reviews actual and anticipated experience compared to the assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the strength of counterparties to its reinsurance agreements. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer were unable to meet its obligations, the Company would be liable to policyholders.

Premium income, reserves for future policy benefits, and liabilities for contract claims are stated net of reinsurance. Premiums, benefits and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance agreements. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are recorded as revenue.

Reinsurance transactions can result in initial gains or losses to the Company at inception. Losses at inception are recognized into income at inception. Gains are deferred, recorded in surplus and amortized into income as profits emerge on the block of business reinsured. Amortization of deferred gains on coinsurance is recorded through Premiums and other considerations on the Statutory Statements of Income.

Modified coinsurance (“MODCO”) assumed and ceded is recorded based on the value, or change in value, of the underlying reserves. Assumed activity is recorded as premiums in MODCO reinsurance premiums with a corresponding expense recorded in MODCO reinsurance reserve adjustment on the Statutory Statements of Operations. Ceded activity for the change in value of the separate accounts MODCO reserves are recorded as premiums, along with the corresponding reserve adjustment, in MODCO reinsurance premiums on the Statutory Statements of Operations. Ceded activity for the change in value of the general account MODCO reserves is settled in cash with an offset to MODCO reinsurance premiums on the Statutory Statements of Operations.

(k)	Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, and by purchasing FHLB stock, the Company can enter into deposit contracts. The Company had outstanding deposit contracts of $750,000 as of December 31, 2024 and 2023, which are included in Annuity and other deposit funds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company uses the deposits for the purpose of additional spread income.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

FHLB capital stock is included in common stocks at fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. FHLB capital stock purchased at December 31 is indicated in the table below and is only in the general account:

	2024	2023
Membership stock - Class B	$19,716	19,041
Activity stock	33,750	33,000
Total	$53,466	52,041
Actual or estimated borrowing capacity as determined by the insurer	$750,002	750,002

Membership stock eligible and not eligible for redemption at December 31, 2024 is as follows:

Membership stock	Current year total	Not eligible for redemption	Less than 6 months	6 months to less than 1	1 to less than 3 years	3 to 5 years
Class B	$19,716	19,716	—	—	—	—

Total collateral pledged to FHLB as of December 31 is indicated in the table below and is only in the general account.

	2024	2023
Total collateral pledged:
Fair value	$1,049,454	993,686
Carrying value	1,107,491	1,051,758
Total borrowing	750,000	750,000

The maximum amount pledged as of December 31 is as follows:

	2024	2023
Maximum amount pledged:
Fair value	$1,054,774	995,354
Carrying value	1,117,307	1,061,615
Total borrowing	750,000	750,000

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Borrowing from FHLB as of December 31 is indicated in the table below and is only in the general account.

	General account	Funding agreements reserves established
2024
Funding agreements	$750,000	750,000

2023
Funding agreements	$750,000	750,000

The maximum amount available during the reporting period ended December 31, 2024 is $750,000 and is only applicable to the general account.

The Company has no prepayment obligations under debt, funding agreements or other agreements.

(l)	Income Taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported in the Statutory Statements of Operations as provision for federal income tax expenses if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balance of deferred taxes, which provided for book versus tax temporary differences, are subject to limitations and are reported on various lines within capital and surplus. Limitations of deferred income taxes are recorded in the change in nonadmitted assets line, whereas deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and permanent differences, such as dividend received deduction and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The Company is included as part of the life/non-life consolidated federal income tax return of CIHI. The method of allocation of tax among the consolidated affiliates is subject to a written agreement and is based on the affiliates’ separate company taxable income. Net operating losses and realized losses are settled when utilized. Intercompany tax balances are settled quarterly.

On August 16, 2022, the Inflation Reduction Act was enacted and signed into Law. The Act included a number of tax-related provisions including a new corporate alternative minimum tax (“CAMT”). The Act will be effective for tax years beginning after 2022. The Company is not subject to CAMT in 2024.

(m)	Litigation Contingencies

The Company is a party in various legal actions arising in the normal course of business. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s financial position. Liabilities are established when it is probable that a loss has been incurred, and the amount of loss can be reasonably estimated. Legal costs are recognized as incurred and for the estimated amount to be incurred.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s statutory financial statements.

(n)	Employee Benefit Plans

The Company sponsors and/or administers various plans that provide defined benefit pension and other postretirement benefits covering eligible employees and sales representatives. Measurement dates used for all of the defined benefit pension and other postretirement benefit plans correspond with the year end of the Company. The Company recognizes the funded status of the projected benefit obligation (“PBO”) less plan assets for pension benefits and the accumulated benefit obligation (“ABO”) for other postretirement benefits for each of its plans.

The obligations and expenses associated with these plans require the use of assumptions such as discount rate, expected long-term return on plan assets, rate of compensation increases, healthcare cost trend rates, as well as participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and mortality tables, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have an effect on the Company’s statutory financial statements.

The Company sponsors a defined contribution plan for substantially all employees. The Company also sponsored a qualified contributory defined contribution profit-sharing plan for substantially all employees. Discretionary Company contributions were based on the net earnings of the Company. Accordingly, the Company recognized compensation cost for current contributions. During 2023, the profit-sharing plan was restructured, and the company ceased contributions.

(o)	Equity and Undistributed Income of Subsidiaries

Dividends received by the Company from its affiliates are recognized in investment income provided that the dividend is not in excess of undistributed accumulated earnings.

(p)	New Accounting Standards

In January 2024, the NAIC adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions. The INT provides accounting and reporting guidance for ceding entities with reinsurance balances to or from Scottish Re, a U.S.-based life reinsurer in liquidation. The guidance focuses primarily on reinsurance recoverables. The INT states that “to the extent reinsurance amounts recoverable are secured by assets in trust...such amounts may be admitted to the extent the amounts are not in dispute.” The Company has recorded a receivable for its assets held in trust equal to the value of liabilities recaptured of $51,049. The Company continues to monitor the state of the receivership.

In December 2023, the NAIC issued 2023-15, IMR/AVR Specific, effective January 1, 2024. The revisions specify the criteria that would require realized gains and losses from mortgage loans to be included in the asset valuation reserve (AVR) and the conditions in which realized gains and losses from debt securities where an acute credit event (i.e., a known event that significantly negatively affects the price of a security) occurred between the date of purchase and date of sale would be excluded from the IMR. The revisions also clarify the intent of the guidance whereby non-interest-related losses are to be allocated to the AVR. The adoption of this guidance was not material to the Company’s statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

In October 2023, the NAIC issued revisions to SSAP No. 20, Nonadmitted Assets and SSAP No. 21, Other Admitted Assets, the update includes consistency revisions to SSAP No. 20. Revisions to SSAP No. 21 provide more detail on qualifying collateral, require information to support fair value of collateral to be available on request, and provide audit transition guidance for equity collateral from entities in the scope of SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 97, Investments to Subsidiary, Controlled and Affiliated Entities. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-03 to SSAP No. 4, Assets and Nonadmitted Assets, SSAP No. 9, Subsequent Events and, SSAP No. 101, Income Taxes. The INT provides guidance for CAMT reporting on or after year-end 2023 and addresses accounting, the statutory valuation allowance, admissibility, disclosures, and year-end 2023 transition. The adoption of this guidance did not impact the Company’s statutory financial statements.

In April 2020, May 2021, and August 2023, the NAIC adopted with modification ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting and ASU 2021-01, Reference Rate Reform (Topic 848), with an expiration date of December 31, 2022. The guidance provides temporary optional expedients and exceptions relating to contract modifications and hedging relationships that reference the London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. The adoption of this guidance did not impact the Company’s statutory financial statements.

In August 2023, the NAIC issued INT 23-01, Negative IMR Admitted Asset, effective August 13, 2023. The interpretation provides an optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve will be automatically nullified on January 1, 2026. The adoption of this guidance resulted in an increase to Other Assets and Aggregate write-ins for special surplus funds of $3,937 on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

In August 2023, the NAIC issued revisions to SSAP No. 26, Bonds and SSAP No. 43, Loan-Backed and Structured Securities, effective January 1, 2025. These revisions adopt a new principles-based bond definition and the accounting for issuer credit obligations and asset-backed securities. The Company is in the process of assessing the impact of this standard on its statutory financial statements, but does not expect it to be material.

In August 2023, the NAIC issued revisions to SSAP No.43, Loan-Backed and Structured Securities, effective December 31, 2023. These revisions incorporate changes to add collateralized loan obligations (“CLOs”) to the financial modeling guidance and to clarify that CLOs are not captured as legacy securities. The adoption of this guidance did not impact the Company’s statutory financial statements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(q)	Subsequent Events

The Company has evaluated subsequent events through April 11, 2025, the date the statutory financial statements were available to be issued.

In March 2025, CII contributed $125,000 in capital to ALIC in satisfaction of the third installment of the sponsored demutualization transaction discussed in Note 17.

(4)	Business Risks and Uncertainties

The Company participates in an industry where there are risk factors that could have material adverse effects on the business and operating results. The following is a description of the various risk factors:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which the Company operates could result in increased competition, reduced demand for the Company’s products, or additional unanticipated expenses in the pricing of its products.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations may be designed to protect or benefit policyholders and thus affect the Company’s operating results.

Increased assessments from guaranty associations may occur if there is an increase of impaired, insolvent or failed insurers in the jurisdictions in which the Company operates.

Changes in the regulatory environment and changes in laws in the countries of the Company’s international insurance operations could have a material adverse effect on its results of operations. The Company’s international insurance operations are principally regulated by insurance regulatory authorities in the jurisdictions in which they are located or operate.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. Based on policyholder account balances, the Company’s largest distributor of individual (fixed, fixed index and variable) annuity products accounted for approximately 8.0% and 8.4% of total individual annuity reserves as of December 31, 2024 and 2023, respectively. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

Mortality Risk is the risk that overall life expectancy assumptions used by the Company in the pricing of its life insurance and annuity products prove to be too aggressive. This situation may occur, for example, as a result of pandemics, terrorism, natural disasters, or acts of war. The Company attempts to reduce this risk through geographical diversification and the purchase of reinsurance.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Reinsurance Risk is the risk that the reinsurance companies, where the Company has ceded a portion of its underwriting risk, may default on their obligation. The Company has entered into reinsurance agreements to cede a portion of its life, annuity and health business. The Company attempts to mitigate this risk by monitoring the ratings of reinsurance companies to which it chooses to cede risk to, requiring collateral to support ceded reserves, and/or following up on any outstanding balances with reinsurance companies.

Ratings Risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. If such ratings were lowered significantly relative to its competitors, the Company’s ability to market products to new customers could be harmed, and the Company could potentially lose existing customers. The Company monitors its Risk-Based Capital (“RBC”) and other ratios for adequacy and maintains regular communications with the rating agencies in its effort to minimize the adverse impact of this risk.

Cyber-security Risk is the potential for information and systems to be vulnerable to adverse events, such as breaches, thefts, compromised integrity, damage, fraud, or business disruption, caused by internal, external or third parties. The loss of confidentiality, integrity or availability for information and systems could disrupt operations, result in the loss of business, materially affect profitability and negatively impact the Company’s reputation. The current working environment is unprecedented with wide-scale remote usage of the Company’s networks and may expose the Company to increased cyber-security vulnerability. The Company utilizes a defense in depth approach to physically, administratively and technically mitigate cyber-security risk. Multiple layers of security controls provide redundancy in the event a security control fails, or a vulnerability is exploited. The Company continually monitors cyber-security risk and implements new processes, controls and technology to address risks as they are identified. Despite these efforts, there is still a risk a cyber-security incident could happen.

Credit Risk is the risk that issuers of investment securities, mortgagees on mortgage loans or other parties, including reinsurers and derivative counterparties, default on their contractual obligations or experience adverse changes that would affect the Company. The Company attempts to minimize the adverse impact of this risk by monitoring the portfolio diversification, the Company’s exposure to impairment, collectability of the loans, and the credit quality of reinsurers and derivative counterparties, as well as, in many cases, requiring collateral, lines of credit or assets in trust to manage credit exposure.

Banking Risk is the risk associated with the Company’s concentrations of credit risk of its cash deposits and checking account balances, and risk of institutional failure. The Company maintains its cash deposits and checking account balances in various bank accounts that, at times, may exceed federally insured limits. The Company’s cash deposits and checking account balances have been placed with high credit quality financial institutions. The Company has not experienced, nor does it anticipate, any losses with respect to such accounts.

Interest Rate Risk is the risk that interest rates will change and impact the valuation of the bond investments. A change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Equity Market Risk is the risk of loss due to declines in the equity markets in which the Company participates. A decline in the stock market will affect the value of equity securities and the contract value of the Company’s individual variable annuity contracts, which offer guaranteed benefit riders as well as fixed indexed annuity contracts. Losses in the equity market could result in declines in separate account assets and assets under management, which could affect investment management fees revenue.

The Company attempts to minimize the adverse impact of equity market risk by monitoring the diversification of the Company’s investment portfolio and through reinsurance arrangements with third parties. The Company uses equity index put options, equity index call options, equity swaps and interest rate swaptions to minimize exposure to the market risk associated with guarantees on certain underlying policyholder liabilities.

The Company does not have any direct exposure within its investment portfolio to businesses in Russia, Ukraine, Israel or Palestine. However, the ongoing conflicts in these areas are impacting global economic and financial markets exacerbating ongoing economic challenges. The Company is actively monitoring the impact of the conflict on its investment portfolio.

Inflation Risk is the risk that inflation will undermine the performance of investments. Times of rising inflation will cause interest rates to increase. As discussed above, interest will change and impact the valuation of the Company’s investments. The Company has the ability to hold securities until maturity and has the ability to adjust product crediting rates allowing the Company to mitigate the potential of liabilities coming due more quickly than the assets mature. The long-term nature of the Company’s business allows for the Company to manage through periods of change. The Company is monitoring the responsive monetary policy actions taken or anticipated to be taken by central banks to curb inflation and the corresponding impact on market interest rates.

Liquidity Risk is the risk that the Company may not have the ability to sell certain investments to meet obligations of the Company.

If the tax treatment of existing Bank Owned Life Insurance (“BOLI”) policies is changed, there is the potential that a portion of the issued policies may be surrendered or allowed to lapse in a short period of time creating a liquidity strain. The Company has applied risk mitigation through diversifying BOLI sales to community banks and credit unions. Credit unions are tax exempt entities, thus eliminating the surrender risk due to any pending tax law changes. In addition, effective July 1, 2019, the Company has reinsured the majority of the block of business with a third party under a coinsurance agreement.

Investment Risk – see Note 6 for additional risks specific to the investment portfolio.

Civil Unrest and Political Risk is the risk that continued civil unrest and challenging political environments may cause significant volatility, declines in the value of investments, loss of life, property damage, additional disruption to commerce and reduce economic activity. Any significant civil unrest or political challenges could result in the decrease of the Company´s net income, revenue and assets under management and may adversely affect the Company´s investment portfolio.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(5)	Fair Value Measurements

Included in various investment related line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or market.

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The market approach utilizes prices and other relevant information generated by market transactions involving identical or comparable assets and liabilities. The income approach uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in circumstances.

The Company is required to categorize its assets and liabilities that are carried at estimated fair value on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus into a three level hierarchy based on the priority of the inputs to the valuation technique in accordance with SSAP No. 100, Fair Value Measurements. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure estimated fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

●	Level 1 – Fair value is based on unadjusted quoted prices for identical assets and liabilities in an active market at the measurement date. The types of assets and liabilities utilizing Level 1 valuations generally include cash and cash equivalents, short-term investments, separate account assets and exchange traded derivatives.

●	Level 2 – Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets or that are derived principally from, or corroborated by, observable market data through correlation or other means for identical or similar assets and liabilities. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government agency securities; municipal bonds; foreign government debt; certain corporate debt; asset-backed, mortgage-backed, and private placement securities; unaffiliated surplus notes; other invested assets; derivatives; common stocks; securities lending reinvested collateral; and cash equivalent securities.

●	Level 3 – Fair value is based on unobservable inputs for the asset or liability for which there is little or no market activity at the measurement date. Unobservable inputs used in the valuation reflect management’s best estimate about the assumptions market participants would use to price the asset or liability. The types of assets and liabilities utilizing Level 3 valuations generally include certain corporate debt, asset-backed or mortgage-backed securities, common stocks, other invested assets and derivative securities.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following tables present the Company’s hierarchy for its financial assets and liabilities measured at estimated fair value on a recurring basis at December 31:

	Level 1	Level 2	Level 3	Total
2024
Assets:
Investments:
Bonds	$—	77	—	77
Preferred stock	—	6,552	—	6,552
Common stocks	—	53,508	280	53,788
Cash, cash equivalents and short-term investments	569,933	—	—	569,933
Derivatives	13,339	162,406	—	175,745
Other invested assets	—	—	218,059	218,059
Securities lending reinvested collateral assets	—	—	—	—
Other assets:
Separate account assets	13,085,072	—	—	13,085,072
Total assets	$13,668,344	222,543	218,339	14,109,226

	Level 1	Level 2	Level 3	Total

2023
Assets:
Investments:
Bonds	$—	97	—	97
Preferred stock	—	6,551	—	6,551
Common stocks	—	52,074	334	52,408
Cash, cash equivalents and short-term investments	735,778	—	—	735,778
Derivatives	—	60,886	—	60,886
Other invested assets	—	—	91,714	91,714
Securities lending reinvested collateral assets	—	162,365	—	162,365
Other assets:
Separate account assets	13,876,582	—	—	13,876,582
Total assets	$14,612,360	281,973	92,048	14,986,381
Liabilities:
Other liabilities:
Derivatives	$17,280	—	—	17,280
Total liabilities	$17,280	—	—	17,280

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The carrying amount and the NAIC estimated fair value of all financial instruments were as follows as of December 31. The valuation techniques used to estimate these fair values are described below.

	Carrying	NAIC estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2024
Assets:
Investments:
Bonds	$7,712,987	6,832,782	597,499	4,734,764	1,500,519
Preferred stocks	16,552	15,951	—	6,551	9,400
Common stocks, other than investments in affiliates	53,788	53,788	—	53,508	280
Mortgage loans on real estate	1,669,672	1,569,987	—	—	1,569,987
Contract loans	936,013	896,198	—	—	896,198
Cash, cash equivalents and short-term investments	569,933	569,933	569,933	—	—
Derivatives	191,797	193,834	13,339	180,495	—
Other invested assets	350,110	322,282	—	79,969	242,313
Other assets:
Separate account assets	13,085,072	13,085,072	13,085,072	—	—
Liabilities:
Guaranteed investment contracts	$750,000	750,000	—	750,000	—
Individual deferred annuities	616,695	607,089	—	607,089	—
Immediate and other annuity deposits	1,265,499	820,793	—	820,793	—
Other policyholder funds	28,104	28,104	28,104	—	—
Derivatives	—	64,861	64,861	—	—
Separate account liabilities	13,085,072	13,085,072	13,085,072	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Carrying	NAIC estimated	Fair value hierarchy level
	amount	fair value	Level 1	Level 2	Level 3
2023
Assets:
Investments:
Bonds	$6,082,185	5,294,986	56,721	5,140,822	97,443
Preferred stocks	16,551	15,757	—	6,551	9,206
Common stocks, other than investments in affiliates	52,408	52,408	—	52,074	334
Mortgage loans on real estate	1,197,158	1,114,161	—	—	1,114,161
Contract loans	926,013	925,615	—	—	925,615
Cash, cash equivalents and short-term investments	735,778	735,778	735,778	—	—
Derivatives	60,886	60,886	—	60,886	—
Other invested assets	326,740	303,035	—	84,266	218,769
Securities lending reinvested collateral assets	162,366	162,365	—	162,365	—
Other assets:
Separate account assets	13,876,582	13,876,582	13,876,582	—	—
Liabilities:
Guaranteed investment contracts	$750,000	750,833	—	750,833	—
Individual deferred annuities	293,420	287,776	—	287,776	—
Immediate and other annuity deposits	1,777,863	1,254,943	—	1,254,943	—
Other policyholder funds	28,405	28,405	28,405	—	—
Derivatives	17,280	17,280	17,280	—	—
Separate account liabilities	13,876,582	13,876,582	13,876,582	—	—

Determination of Fair Values

The valuation methodologies used to determine the estimated fair values of assets and liabilities under the exit price notion of SSAP No. 100, Fair Value Measurements, reflect market participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the estimated fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines estimated fair value based on future cash flows discounted at the appropriate current market rate. Estimated fair values include adjustments for credit-related and liquidity issues of the underlying issuer of the investment.

The Company has policies and guidelines that establish valuation methodologies and consistent application of such methodologies. These policies and guidelines provide controls around the valuation process. These controls include appropriate review and analysis of investment prices against market activity or price variances, review of price source changes, and review of methodology changes.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is a discussion of the methodologies used to determine estimated fair values for the financial instruments and policy reserves listed in the above tables:

Bonds – The estimated fair value of bonds is based on market prices published by the SVO, where available. Otherwise, the fair value of bonds is generally obtained from independent pricing services based on market quotations of reported trades for identical or similar securities. The Company classifies these bonds as Level 1 assets.

When there are no recent reported trades, the Company uses third party pricing services that use matrix or model processes to develop a security price using future cash flow expectations and collateral performance discounted at an estimated market rate. For the pricing of asset-backed and mortgage-backed securities, the models include estimates for future principal prepayments based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these securities have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these bonds as Level 2 assets.

Bonds not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular bond to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular bond. Since the inputs used for the internal pricing matrix are based on observable market data, the Company has classified these fair values as Level 2.

In some instances, the independent pricing service will price securities using independent broker quotations from market makers and other broker/dealers recognized to be market participants, which utilize inputs that may be difficult to corroborate with observable market data. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed. These inputs may not be observable. These bonds are classified as Level 3 assets.

Preferred stocks – The estimated fair values of preferred stocks are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 as they are priced using market observable inputs.

Common stocks – The Company’s primary common stock holding is FHLB stock, which is carried at par and approximates fair value. The FHLB stock is not traded on an active market and is classified as a Level 2 asset.

In some instances, common stocks are being carried based on valuation metrics obtained from a third party valuation report. These common stocks are classified as Level 3 assets.

Common stocks of unaffiliated companies are carried at fair value based on information from the SVO or quoted market prices when fair market values are not available from the SVO. The Company has classified these other common stock fair values as Level 2 as they are priced using market observable inputs.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Cash, cash equivalents and short-term investments – Cash is considered a Level 1 asset as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. Cash and cash equivalents are comprised of money market funds, bank deposits, and commercial paper.

Short-term investments are considered Level 2 since they are short-term, highly liquid investments that are not traded on an active market but are both a) readily convertible to known amounts of cash, and b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. These short-term investments are recorded at carrying value, which approximates fair value since they are so close to maturity.

Derivatives – The Company enters into long-term investments comprised of equity futures, currency futures, equity index put options, equity index call options, equity swaps, RSATs (including treasury bond forwards and credit default swaps), and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity and fixed indexed annuity products. The equity futures and currency futures are exchange traded derivatives, and the fair value is based on an active market quotation. The Company has classified the fair values of the exchange traded derivatives and treasury bond forwards as Level 1. The equity index put options, equity index call options, equity swaps, credit default swaps and interest rate swaptions are valued using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. These derivative assets are classified as Level 2 assets.

Securities lending reinvested collateral assets – Securities lending reinvested collateral is considered Level 2 for the purposes of fair value classification since they are short-term money market funds that are only available to securities lending customers and are not traded on an active market.

Separate account assets – Separate account assets are recorded at estimated fair value based primarily on market quotations of the underlying securities and reported as a summarized total on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The underlying securities are mutual funds that are valued using the reported net asset value, which is published daily. The Company has classified separate account assets as Level 1 assets.

Mortgage loans on real estate – The fair value of commercial mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The Company has classified the fair value of mortgage loans using the discounted cash flow analysis as Level 3 since certain significant inputs, such as credit rating, are internal.

The fair value of residential mortgage loans on real estate is provided by the third-party administrator of the portfolio. The third-party administrator uses independent broker quotations from market makers and other broker/dealers recognized to be market participants or internal valuation techniques, which utilize inputs that may be difficult to corroborate with observable market data. These are classified as Level 3 assets.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Contract loans – The fair value of contract loans is estimated using discounted cash flow calculations. The Company has classified these fair values as Level 3 since the expected life of the loan is based on internal assumptions.

Other invested assets – The Company’s other invested assets include an affiliated surplus note. The fair value of the affiliated surplus note is determined by discounting the scheduled cash flows of the note using a market rate applicable to the yield, credit quality and maturity of similar debt instruments. The Company has classified the fair value generally as Level 2 since the valuation inputs are based on market observable information.

Included in other invested assets are unaffiliated surplus notes. Estimated fair values for these are determined from market prices published by the SVO. The Company has classified these fair values as Level 2 since the valuation inputs are based on market observable information.

The carrying amount reported in the statutory financial statements of limited partnership interests is based on quarterly GAAP financial statements provided by the partnership with annual adjustments to reconcile to the audited GAAP financial statements of the partnership. Limited partnership interests are classified as Level 3 assets.

The carrying amount reported in the statutory financial statements of the Company’s investments in SUNR and CRHB, affiliated subsidiaries, was $24,253 and $127,055 at December 31, 2024 and 2023, respectively. This amount is included in other invested assets, and the Company has classified the fair value as Level 3 since the valuation inputs are not based on market observable information.

The carrying amount reported in the statutory financial statements of subordinated notes of the SPVs is based on the original cost value and measured at the lower of amortized cost or fair value, corroborated by market inputs including spreads and interest rates for similar investments. These investments are classified as Level 3 assets.

Deferred and immediate annuity and investment contracts – The fair value of the Company’s liabilities under investment contracts is disclosed using one of two methods. For investment contracts without defined maturities, fair value is the estimated amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The Company has classified these fair values as Level 2 since the inputs are market observable.

Policyholders’ dividend accumulations and other policyholder funds – The carrying amount reported in the statutory financial statements for these instruments approximates their estimated fair value. The Company has classified these amounts as Level 1 since these amounts can be converted to cash by the policyholder.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

The following tables summarize the reconciliation of the beginning and ending balances and related changes in fair value measurements for which significant unobservable inputs were used in determining the estimated fair value for the years ended December 31:

	2024
Description	Beginning Balance at December 31, 2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net income	Total gains (losses) included in Surplus	Purchases	Sales	Ending Balance at December 31, 2024
Common stocks	$334	—	—	—	(54)	—	—	280
Other invested assets	91,714	—	—	10,416	—	234,164	(118,235)	218,059
	92,048	—	—	10,416	(54)	234,164	(118,235)	218,339

	2023
Description	Beginning Balance at December 31, 2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) inclouded in Net Income	Total gains (losses) included in surplus	Purchases	Sales	Ending Balance at December 31, 2023
Common stocks	$778	—	—	(251)	—	160	(353)	334
Other invested assets	35,074	—	—	2,376	—	55,070	(806)	91,714
	35,852	—	—	2,125	—	55,230	(1,159)	92,048

Asset Transfers Between Levels

The Company reviews its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities. Transfers into or out of Level 3 are primarily due to the availability of quoted market prices or changes in the market observability of valuation inputs that are significant to the fair value measurement.

There were no transfers between levels in 2024 or 2023.

Common Stock of Subsidiaries

Common stock of unconsolidated non-life insurance subsidiaries at statutory equity were recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and consists of the statutory equity of ADI and ONESCO at December 31, 2022. During 2023, the Company’s common stock of these subsidiaries was transferred, via a dividend, to CII. At December 31, 2022, no non-life insurance subsidiary’s common stock exceeded 10% of the Company’s admitted assets.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Common stock of unconsolidated life insurance subsidiaries at statutory equity recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus consists of the statutory equity of ALAC, NSLAC, and ONFH. Investments in the Company’s special purpose financial captive reinsurers are carried differently. MONT and KENW are carried at zero due to the fact that the State of Vermont has allowed the recognition of an admitted asset related to recoverables from third party stop-loss reinsurance agreements. The investment in CMGO is carried at the amount of capital contributions made by the Company. If the value of CMGO’s surplus were to fall below the level of all capital contributions, then a dollar for dollar reduction of the carrying value would occur until the investment value reached zero. At December 31, 2024 and 2023, none of the Company’s unconsolidated life insurance subsidiaries’ common stock exceeded 10% of the Company’s admitted assets.

(6)	Investments

Investment Risks and Uncertainties

Investments are exposed to various risks and uncertainties that affect the determination of estimated fair values, the ability to sell certain investments during strained market conditions, the recognition of impairments, and the recognition of income on certain investments. These risks and uncertainties include:

●	the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;

●	the risk that the economic outlook, including fluctuations in interest rates and inflationary pressures, will be worse than expected or have more of an impact on the issuer than anticipated;

●	the risk that the Company obtains inaccurate information for the determination of the estimated fair value estimates and other-than-temporary impairments; and

●	the risk that new information or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value.

Any of these situations are reasonably possible and could result in a charge to income in a future period.

The determination of impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with each asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

The recognition of income on certain investments, including asset-backed and mortgage-backed securities, is dependent upon certain factors such as prepayments and defaults, and changes in factors could result in changes in amounts to be earned.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Bonds and Stocks

Bonds and Stocks by Sector

The carrying value, gross unrealized gains and losses, and estimated fair values of investments in bonds and stocks at December 31 are as follows:

	2024
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$698,386	1,891	(15,341)	684,936
All other governments	9,975	—	(1,994)	7,981
States, territories and possessions	794,149	391	(173,153)	621,387
Political subdivisions of states	2,345	—	(55)	2,290
Special revenue and assessment	123,040	1,079	(3,490)	120,629
Industrial and miscellaneous	6,085,092	17,496	(707,029)	5,395,559
Total bonds	$7,712,987	20,857	(901,062)	6,832,782

Preferred stocks	$16,552	—	(601)	15,951

Common stocks	$54,066	30	(308)	53,788

*	Represents cost for Common stocks

	2023
	Carrying value*	Gross unrealized gains	Gross unrealized losses	NAIC estimated fair value
Bonds:
U.S. government	$152,934	6,825	(1,901)	157,858
All other governments	6,999	—	(1,203)	5,796
States, territories and possessions	895,352	1,247	(169,907)	726,692
Political subdivisions of states	2,730	—	(22)	2,708
Special revenue and assessment	143,403	2,398	(3,040)	142,761
Industrial and miscellaneous	4,877,767	27,066	(648,623)	4,256,210
Hybrid securities	3,000	—	(39)	2,961
Total bonds	$6,082,185	37,536	(824,735)	5,294,986

Preferred stocks	$16,551	—	(794)	15,757

Common stocks	$52,641	21	(254)	52,408

*	Represents cost for Common stocks

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Included in the tables above under the caption U.S. government are bonds that were issued by agencies not backed by the full faith and credit of the U.S. government such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Investments with an amortized cost of $9,574 and $8,467 were on deposit with various regulatory agencies as required by law as of December 31, 2024 and 2023, respectively.

Maturities of Bonds

The carrying value and the NAIC estimated fair value of bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration.

	Carrying value	NAIC estimated fair value
Due in one year or less	$335,067	296,829
Due after one year through five years	2,277,213	2,017,338
Due after five years through ten years	1,465,134	1,297,933
Due after ten years	3,635,573	3,220,682
Total	$7,712,987	6,832,782

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Continuous Gross Unrealized Losses for Bonds and Stocks

The following tables present the NAIC estimated fair value and gross unrealized losses of the Company’s bonds (aggregated by sector) and preferred and common stocks in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2024
Bonds:
U.S. government	$555,722	(13,726)	20,290	(1,615)	576,012	(15,341)
All other governments	2,831	(146)	5,151	(1,848)	7,982	(1,994)
States, territories and possessions	35,476	(2,919)	567,700	(170,234)	603,176	(173,153)
Political subdivisions of states	958	(42)	1,332	(13)	2,290	(55)
Special revenue and assessment	1,372	(3)	63,812	(3,487)	65,184	(3,490)
Industrial and miscellaneous	523,661	(21,082)	2,994,837	(685,947)	3,518,498	(707,029)
Total bonds	1,120,020	(37,918)	3,653,122	(863,144)	4,773,142	(901,062)

Preferred and common stocks	280	(305)	9,400	(604)	9,680	(909)
Total	$1,120,300	(38,223)	3,662,522	(863,748)	4,782,822	(901,971)

2023
Bonds:
U.S. government	$—	—	26,172	(1,901)	26,172	(1,901)
All other governments	—	—	5,795	(1,203)	5,795	(1,203)
States, territories and possessions	7,356	(207)	672,757	(169,700)	680,113	(169,907)
Political subdivisions of states	995	(5)	1,713	(17)	2,708	(22)
Special revenue and assessment	8,868	(146)	68,153	(2,894)	77,021	(3,040)
Industrial and miscellaneous	215,134	(8,562)	3,469,584	(640,061)	3,684,718	(648,623)
Hybrid securities	—	—	2,961	(39)	2,961	(39)
Total bonds	232,353	(8,920)	4,247,135	(815,815)	4,479,488	(824,735)

Preferred and common stocks	334	(251)	9,206	(797)	9,540	(1,048)
Total	$232,687	(9,171)	4,256,341	(816,612)	4,489,028	(825,783)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The tables below summarize the bonds by sector in an unrealized loss position based on the percentage of fair value compared to book adjusted carrying value for less than and greater than twelve months as of December 31:

	Less than 12 months	12 months or longer	Total
2024
99.9%-80%:
U.S. government	$(13,726)	(1,615)	(15,341)
All other governments	(146)	—	(146)
States, territories and possessions	(501)	(27,774)	(28,275)
Political subdivisions of states	(42)	(13)	(55)
Special revenue and assessment	(3)	(3,487)	(3,490)
Industrial and miscellaneous	(14,356)	(166,316)	(180,672)
Below 80%:
All other governments	—	(1,848)	(1,848)
States, territories and possessions	(2,418)	(142,460)	(144,878)
Industrial and miscellaneous	(6,726)	(519,631)	(526,357)
Total	$(37,918)	(863,144)	(901,062)
2023
99.9%-80%:
U.S. government	$—	(1,901)	(1,901)
All other governments	—	(1,203)	(1,203)
States, territories and possessions	(207)	(42,134)	(42,341)
Political subdivisions of states	(5)	(17)	(22)
Special revenue and assessment	(146)	(2,894)	(3,040)
Industrial and miscellaneous	(6,267)	(218,239)	(224,506)
Hybrid	—	(39)	(39)
Below 80%:
States, territories and possessions	—	(127,566)	(127,566)
Industrial and miscellaneous	(2,295)	(421,822)	(424,117)
Total	$(8,920)	(815,815)	(824,735)

Evaluation of Other-Than-Temporarily Impaired Investments

Management regularly reviews its bond and stock portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments.

An analysis is prepared which focuses on the issuer’s ability to service its debts and the length of time and extent the bond has been valued below cost. This review process includes an assessment of the credit quality or an assessment of the future cash flows of the identified investment in the portfolio.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

For any securities identified in the review of the portfolio, the Company considers additional relevant facts and circumstances in evaluating whether the security has an OTTI. Relevant facts and circumstances that may be considered include:

●	comparison of current estimated fair value of the security to cost;

●	length of time the estimated fair value has been below cost;

●	financial position of the issuer, including the current and future impact of any specific events, including changes in management;

●	analysis of issuer’s key financial ratios based upon the issuer’s financial statements;

●	any items specifically pledged to support the credit along with any other security interests or collateral;

●	the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost or, for equity investments, the forecasted recovery of estimated fair value in a reasonable period of time;

●	overall business climate, including litigation and government actions;

●	rating agency downgrades;

●	analysis of late payments, revenue forecasts and cash flow projections for use as indicators of credit issues; and

●	other circumstances particular to an individual security.

In addition to the above, for certain securitized financial assets with contractual cash flows, including loan-backed and structured securities, the Company periodically evaluates the securities using the currently estimated cash flows, including new prepayment assumptions using the retrospective adjustment methodology. If the evaluation based on currently estimated cash flows results in discounted estimated future cash flows less than the book value, an OTTI is considered to have occurred. If the Company has the ability to hold and no intent to sell the security, the impairment amount recognized as a realized loss would be the difference between the amortized cost and the discounted cash flows.

For bonds that have an OTTI and securities where the Company intends to sell or does not have the ability to hold the security, the realized loss would equal the difference between the amortized cost and its fair value at the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date.

For industrial and miscellaneous securities, the Company evaluates the financial performance of the issuer, based upon credit performance and investment ratings, and expects to recover the entire amortized cost of each security.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following table presents investments in loan-backed and structured securities, for which an OTTI has not been recognized in earnings and which were in an unrealized loss position at December 31:

	Less than 12 months		12 months or longer		Total
	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses	NAIC estimated fair value	Unrealized losses
2024
Industrial and miscellaneou	$73,575	(967)	499,183	(35,374)	572,758	(36,341)

2023
Industrial and miscellaneou	$43,684	(580)	639,888	(60,195)	683,572	(60,775)

Current Year Evaluation

Total unrealized losses increased from December 31, 2023 to December 31, 2024 due mainly to the increase in intermediate term interest rates during the year. The Company has concluded that the majority of its securities in an unrealized loss position as of December 31, 2024 and 2023 reflect temporary fluctuations in economic factors (including interest related declines) that are not indicative of OTTI due to the Company’s ability and intent to hold these investments until recovery of estimated fair value or amortized cost, and for equity investments, anticipate a forecasted recovery in a reasonable period of time. The Company has recorded OTTI losses when necessary on securities that the Company has deemed as being indicative of OTTI.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans originated in the United States. Mortgage loans are collateralized by the underlying properties. Collateral on mortgage loans must meet or exceed 110% of the loan at the time the loan is made. The carrying amounts of the total mortgage loan portfolio as of December 31, 2024 and 2023 were:

	2024	2023
Mortgage loans
Commercial mortgage loans	$1,227,412	1,197,158
Residential mortgage loans	442,260	—
Total carrying value	$1,669,672	1,197,158

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The minimum and maximum gross lending rates for mortgage loans for the years ended December 31 were:

	Commercial		Residential
	2024	2023	2024	2023
Minimum	3.0%	5.2%	5.0%	—%
Maximum	7.5	7.3	11.0	—

Concentration of Credit Risk

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce concentration risk. The Company’s portfolio is collateralized by properties located in the United States. At December 31, 2024 and 2023, the distribution of the mortgage loan portfolio by property type and geographic location was as follows:

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Industrial	$227,560	13.6%	236,227	19.7%
Office buildings	130,822	7.8%	134,274	11.2%
Retail facilities	544,785	32.6%	470,428	39.3%
Apartment buildings	185,468	11.1%	172,232	14.4%
Hotels	5,306	0.3%	6,306	0.5%
Other	133,471	8.1%	177,691	14.9%
Total commerical	1,227,412	73.5%	1,197,158	100.0%
Residential	442,260	26.5%	—	—%
Total	$1,669,672	100.0%	1,197,158	100.0%

	2024		2023
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
Central	$591,280	35.4%	534,989	44.7%
Pacific	377,083	22.6%	238,460	19.9%
Mid Atlantic	178,354	10.7%	107,800	9.0%
Mountain	129,892	7.8%	88,174	7.4%
South Atlantic	380,450	22.8%	225,959	18.9%
New England	9,784	0.6%	1,776	0.1%
Other	2,829	0.2%	—	—%
Total	$1,669,672	100.0%	1,197,158	100.0%

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Commercial Mortgage Loans

The Company performs an annual performance review of the commercial mortgage loan portfolio and assigns a rating based on the property’s loan-to-value (“LTV”), age, mortgage debt service coverage (“DSC”) and occupancy. This analysis helps identify loans that may experience difficulty. If a loan is not paying in accordance with contractual terms, it is placed on a watch list and monitored through inspections and contact with the property’s local representative. In addition, as part of portfolio monitoring, the Company physically inspected nearly 100% of the properties in the portfolio. The LTV and DSC ratios are applied consistently across the entire commercial mortgage loan portfolio.

The following table summarizes the commercial mortgage loan portfolio, net of allowance, LTV ratios and DSC ratios using available data as of December 31. The ratios are updated as information becomes available.

	DSC
LTV	Greater than 2.0x	1.8x to 2.0x	1.5x to 1.8x	1.2x to 1.5x	1.0x to 1.2x	Less than 1.0x	Total
2024
0% - 50%	$313,329	62,147	103,555	84,352	13,546	16,555	593,484
50% - 60%	26,017	6,304	89,494	66,835	43,310	12,917	244,877
60% - 70%	29,497	11,526	35,609	86,164	46,264	903	209,963
70% - 80%	—	—	6,221	35,658	34,185	1,209	77,273
80% and greater	—	—	4,654	15,032	58,272	23,857	101,815
Total	$368,843	79,977	239,533	288,041	195,577	55,441	1,227,412
2023
0% - 50%	$269,493	66,764	142,117	127,468	56,480	7,813	670,135
50% - 60%	57,928	20,398	63,494	91,124	35,612	11,983	280,539
60% - 70%	933	—	34,036	91,254	24,272	—	150,495
70% - 80%	—	—	6,395	9,420	22,032	9,417	47,264
80% and greater	—	—	—	12,723	17,008	18,994	48,725
Total	$328,354	87,162	246,042	331,989	155,404	48,207	1,197,158

LTV and DSC ratios are measures frequently used in commercial real estate to determine the quality of a mortgage loan. The LTV ratio is a comparison between the current loan balance and the value assigned to the property and is expressed as a percentage. If the LTV is greater than 100%, this would indicate that the loan amount exceeds the value of the property. It is preferred that the LTV be less than 100%. The Company’s corporate policy directs that the LTV on new mortgages not exceed 75% for standard mortgages. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% in 2024 and 2023.

The DSC ratio compares the property’s net operating income to its mortgage debt service payments. If the debt service coverage ratio is less than 1.0x, this would indicate that the property is not generating enough income after expenses to cover the mortgage payment. Therefore, a higher debt service coverage ratio could indicate a better quality loan.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Residential Mortgage Loans

The Company performs an annual performance review of the domestic residential mortgage loan portfolio. For residential mortgage loans, the Company’s primary quality indicator is whether the loan is performing or nonperforming. For Residential Mortgage Loans nonperforming is defined as those loans that are 60 or more days past due/or in nonaccrual status. Generally nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

The following table summarizes the residential mortgage loan portfolio, net of allowance, performing and nonperforming positions which was last updated as of December 31:

	2024	2023
Residential mortgage loans
Performing	$442,260	—
Nonperforming	—	—
Total	$442,260	—

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 90% in 2024.

Mortgage Loan Aging

The table below depicts the mortgage loan portfolio exposure of the remaining balances (which equal the Company’s recorded investment), by type, as of December 31:

	30-59 days past due	60-89 days past due	90 days or more past due	Total past due	Current	Total	Recorded investment > 90 days and accruing
2024
Commercial	$—	—	—	—	1,227,412	1,227,412	—
Residential	—	—	—	—	442,260	442,260	—
Total	$—	—	—	—	1,669,672	1,669,672	—
2023
Commercial	$—	—	—	—	1,197,158	1,197,158	—
Residential	—	—	—	—	—	—	—
Total	$—	—	—	—	1,197,158	1,197,158	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Performance, Impairment and Foreclosures

The Company had no mortgage loans in the process of foreclosure at December 31, 2024 or 2023. There were no mortgage loan write-downs in 2024, 2023 or 2022. The Company did not have an allowance for credit losses at December 31, 2024 or 2023.

Commercial mortgage loans in foreclosure and mortgage loans considered to be impaired as of the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus date are placed on a nonaccrual status if the payments are not current. Interest received on nonaccrual status mortgage loans is included in net investment income in the period received.

Residential mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once residential mortgages are classified as nonaccrual loans, interest income is recognized under the cash basis.

The Company had no mortgage loans on nonaccrual status as of December 31, 2024 or 2023.

The Company did not have any significant troubled debt restructurings of mortgage loans during 2024, 2023 or 2022.

The Company had no recorded investments in, or unpaid principal balance of, impaired commercial loans at December 31, 2024 or 2023.

No mortgages were sold to CII in 2024, 2023 or 2022.

The Company has a mortgage loan receivable from CII of $18,107 and $19,053 as of December 31, 2024 and 2023, respectively.

The Company has other financing receivables with contractual maturities of one year or less such as reinsurance recoverables and premiums receivables. The Company does not record a valuation allowance for these items since the Company has not had any significant collection issues related to these types of receivables. The Company writes off the receivable if it is deemed to be uncollectible.

Securities Lending

As of December 31, 2024 and 2023, the Company received $0 and $162,366, respectively, of cash collateral on securities lending. The cash collateral is invested in short-term investments, which are recorded in Securities lending reinvested collateral assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with a corresponding liability of payable for securities lending to account for the Company’s obligation to return the collateral. The Company had not received any non-cash collateral on securities lending as of December 31, 2024 and 2023. The estimated fair value of loaned securities was $0 and $157,614 as of December 31, 2024 and 2023, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities.”

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
	2024	2023	2024	2023	2024	2023

Bonds	$2	1	1,750	1,000	1,750	1,000

Net Realized Capital Gains (Losses) and Change in Unrealized Capital Gains (Losses)

The following is a summary of realized capital gains (losses) and the change in unrealized capital gains (losses), including realized losses for OTTI of investments, for the years ended December 31:

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2024
Bonds	$21,176	(2)	21,174
Preferred stocks	—	1	1
Common stocks	—	158,575	158,575
Derivative instruments[1]	663	25,013	25,676
Other	(89)	458	369
Total	21,750	184,045	205,795
Less amount credited to interest maintenance reserve	(13,638)	—	(13,638)
Net gains before tax	35,388	184,045	219,433
Taxes on investment losses/gains	(1,028)	9	(1,019)
Admitted deferred tax asset	—	(9)	(9)
Net gains after tax	$34,360	184,045	218,405

[1]	Amount is net of funds withheld reinsurance activity

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2023
Bonds	$(18,807)	(18)	(18,825)
Preferred stocks	—	171	171
Common stocks	4,245	22,420	26,665
Derivative instruments[1]	—	(21,471)	(21,471)
Other	(217)	(12,183)	(12,400)
Total	(14,779)	(11,081)	(25,860)
Less amount credited to interest maintenance reserve	(14,338)	—	(14,338)
Net losses before tax	(441)	(11,081)	(11,522)
Taxes on investment losses/gains	(887)	12	(875)
Admitted deferred tax asset	—	(12)	(12)
Net losses after tax	$(1,328)	(11,081)	(12,409)

[1]	Amount is net of funds withheld reinsurance activity

	Realized gains (losses)	Change in unrealized gains (losses)	Total investment gains (losses)
2022
Bonds	$(18,950)	(5)	(18,955)
Preferred stocks	—	(605)	(605)
Common stocks	60	44,048	44,108
Derivative instruments[1]	(14,168)	5,418	(8,750)
Other	2	25,544	25,546
Total	(33,056)	74,400	41,344
Less amount credited to interest maintenance reserve	(15,281)	—	(15,281)
Net gains (losses) before tax	(17,775)	74,400	56,625
Taxes on investment losses/gains	(3,224)	(840)	(4,064)
Admitted deferred tax asset	—	840	840
Net gains (losses) after tax	$(20,999)	74,400	53,401

[1]	Amount is net of funds withheld reinsurance activity

Realized capital gains and losses, net of tax, for all types of bonds that result from changes in the overall level of interest rates are credited or charged to the IMR, and these capital gains or losses are amortized into income over the remaining period of time based on the original maturity date of the bond sold.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Realized capital losses on investments, as shown in the tables above, include write-downs for OTTI of $53, $219 and $3,126, for the years ended December 31, 2024, 2023 and 2022, respectively. As of December 31, 2024, securities with a carrying value of $11,339, which had a cumulative write-down of $7,639 due to OTTI, remained in the Company’s investment portfolio.

Included in the write-downs for OTTI are write-downs for OTTI on loan-backed and structured securities of $53, $219 and $153 for 2024, 2023 and 2022, respectively. The table below lists each security that recognized an OTTI in 2024 due to the fact that the present value of the cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/adjusted carrying value amortized cost before current period OTTI	Projected cash flows	Recognized OTTI in current period	Amortized cost after OTTI	Fair value	Date of financial statement when reported
12668AMN2	$9	8	2	8	7	12/31/2024
759950CU0	2,241	2,190	51	2,190	2,216	12/31/2024
Total	$2,250	2,198	53	2,198	2,223

Sales of Bonds

Proceeds from sales of investments in bonds, excluding calls, during 2024, 2023 and 2022 were $1,692,416, $528,084 and $784,360, respectively. Gross gains of $39,699, $5,286 and $5,228 and gross losses of $18,087, $23,880 and $21,323 were realized on those transactions in 2024, 2023 and 2022, respectively.

(7)	Derivative Financial Instruments

The Company enters into derivative contracts to economically hedge guarantees on riders for certain insurance contracts and to replicate otherwise permissible investments. Although these contracts do not qualify for hedge accounting or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. The Company enters into equity futures, currency futures, equity index put options, equity index call options, equity swaps and interest rate swaptions to economically hedge liabilities embedded in certain variable annuity products, such as the GMAB, GMWB, GMIB and GLWB, and in fixed indexed annuity products.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following tables summarize the carrying value and notional amounts of the Company’s derivative financial instruments as of December 31:

	Assets		Liabilities
	Carrying value*	Notional amount	Carrying value**	Notional amount
2024
Equity futures	$13,339	423,796	—	—
Equity puts	19,146	422,381	—	—
Equity index call options	143,260	5,097,957	—	—
Forwards	—	34,879	—	—
Forwards - replication	—	1,014,100	—	—
Swaps - replication	16,052	125,000	—	—
Total	$191,797	7,118,113	—	—
2023
Currency futures	$—	—	17,280	503,280
Equity puts	19,313	376,824	—	—
Equity index call options	40,271	2,038,093	—	—
Currency swap	1,302	9,038	—	—
	$60,886	2,423,955	17,280	503,280

*	Included in derivatives
**	Included in other liabilities

Credit Risk

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.

Because exchange traded futures are affected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. The Company manages its credit risk related to over-the-counter derivatives by only entering into transactions with creditworthy counterparties with long-standing performance records.

See Note 13 for additional details related to credit risks associated with reinsurance agreements.

For equity futures and currency futures, cash or an acceptable security is posted to the margin account whenever the Company has open derivatives positions to meet the initial margin maintenance requirement. Additional cash or securities are posted to the account if the margin balance is less than the maintenance margin requirement due to market movements. Conversely, the Company can request funds back if the Company has a margin surplus greater than the maintenance requirement.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

RSATs

Bond forwards are paired with other investment grade bonds in RSATs to generate the return and price risk of long-dated fixed income securities.

Credit default swaps are paired with investment grade bonds in RSATs to generate the return and price risk of long dated corporate bonds.

(8)	Deferred and Uncollected Life Insurance Premiums

Deferred and uncollected life insurance premiums are included in Premiums and other considerations deferred and uncollected in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The table below summarizes these deferred and uncollected life insurance premiums, gross and net of loading for the years ended December 31:

	2024		2023
	Gross	Net of loading	Gross	Net of loading

Ordinary new business	$272	36	421	40
Ordinary renewal	3,288	2,529	2,996	2,361
Total	$3,560	2,565	3,417	2,401

(9)	Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, the Company reported assets and liabilities from variable individual annuities and variable group annuities.

In accordance with the State of Ohio procedures on approving items within the separate account, the separate account classification of the product is supported by the Ohio Statute 3907.15.

As of December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $13,085,072 and $13,876,582, respectively. The assets legally insulated from the general account as of December 31, are attributed to the following:

	2024	2023
Variable individual annuities	$12,703,465	13,436,712
Variable group annuities	320,213	373,187
Variable immediate annuities	61,394	66,683
Total	$13,085,072	13,876,582

At December 31, 2024 and 2023, there were no separate account securities lending arrangements.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

In accordance with the products/transactions recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

As of December 31, 2024 and 2023, the general account of the Company had a maximum guarantee for separate account liabilities of $769 and $1,300, respectively.

To compensate the general account for the risk taken, the separate account has paid risk charges as follows for the past five years:

Risk charges
2024	$196,109
2023	203,654
2022	208,582
2021	216,358
2020	223,002

As of December 31, 2024, 2023 and 2022, the general account of the Company had paid $151,273, $169,021 and $145,447, respectively, towards separate account guarantees.

The Company does not guarantee a return of the contract holders’ separate account. Information regarding the nonguaranteed separate accounts of the Company is as follows as of and for the years ended December 31:

	2024	2023	2022

Premiums, considerations or deposits at year end	$60,457	72,466	138,963

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023
Reserves at year end for accounts with assets at:
Market value	$12,932,504	13,699,141
Amortized cost	142,981	155,471
Total reserves	$13,075,485	13,854,612
By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	13,024,043	13,810,755
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	13,024,043	13,810,755
Not subject to discretionary withdrawal	51,442	43,857
Total reserves	$13,075,485	13,854,612

The following is a reconciliation of net transfers from separate accounts for the years ended December 31:

	2024	2023	2022
Transfers as reported in the summary of operations of the Separate Accounts Statement:
Transfers to separate accounts	$60,546	72,678	138,989
Transfers from separate accounts	2,447,045	1,919,703	1,787,425
Net transfers from separate accounts before reconciling adjustments	(2,386,499)	(1,847,025)	(1,648,436)
Reconciling adjustments:
Processing income	(89)	(212)	(27)
CARVM allowance on reinsurance assumed	95,993	(400,273)	—
Other net	1	7	12
Net transfers from separate accounts	$(2,290,594)	(2,247,503)	(1,648,451)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(10)	Reserves for Future Policy Benefits

The reserves for future policy benefits are comprised of liabilities for life policies and contracts, accident and health (disability) policies, and annuity and other deposit funds including riders.

Associated with the demutualization transaction discussed in Note 17, the Company was obligated by Constellation Insurance, LP (“Constellation”) to effectuate the increase in eligible member’s policy account value as consideration for their membership interests. Consideration to extinguish membership interest is included in expense of the insurance company. As such, during 2022, the Company recorded the increase in policyholder account value as an expense in the Statutory Statements of Operations. Constellation was required to reimburse the Company for effectuating the increase in account value for eligible member policies through a capital contribution, as defined in the demutualization agreement (see Note 17).

The liability for future policy benefits for traditional life products has been established based upon the net level premium method using interest rates varying from 2.0% to 6.0%.

Reserves are calculated using withdrawal, discount, mortality, and morbidity rates. Withdrawal rates vary by issue age, type of coverage and policy duration and are based on Company experience. Mortality and morbidity rates which are guaranteed within insurance contracts are based on published tables and Company experience.

As discussed in Note 3, the Company has five main types of rider benefits offered with individual variable annuity contracts: GMDBs, GMIBs, GLWBs, GMABs and GMWBs. The Company also issues fixed indexed annuity contracts with a GLWB rider.

Variable Annuity Riders

GMDB Riders

Certain variable annuity contracts include GMDB riders with the base contract and offer additional death and income benefits through riders that can be added to the base contract. These GMDB riders typically provide that, upon the death of the annuitant, the beneficiaries could receive an amount in excess of the contract value. The GMDB rider benefit could be equal to the premiums paid into the contract, the highest contract value as of a particular time, e.g., every contract anniversary, or the premiums paid into the contract times an annual interest factor. The Company assesses a charge for the GMDB riders and prices the base contracts to allow the Company to recover a charge for any built-in death benefits.

GMIB Riders

Certain variable annuity contracts include GMIB riders with the base contract. These riders allow the policyholder to annuitize the contract after ten years and to receive a guaranteed minimum monthly income for life. The amount of the payout is based upon a guaranteed income base that is typically equal to the greater of the premiums paid increased by 5% annually (6% for riders sold before May 2009) or the highest contract value on any contract anniversary. In some instances, based upon the age of the annuitant, the terms of this rider may be less favorable for the contract purchaser. The amount of the monthly income is tied to annuitization tables that are built into the GMIB rider. In the event that the policyholder could receive a higher monthly income by annuitization based upon the Company’s current annuitization rates, the annuitant will automatically receive the higher monthly income. This means that the contract value could be significantly less than the guaranteed income base, but it might not provide any benefit to the policyholder or any cost to the Company. In addition, some policyholders may not be willing to give up access to their contract value that occurs with annuitization under the rider. Effective May 1, 2010, the Company discontinued offering the GMIB rider.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company's GMIB and GMDB riders issued prior to April 1, 2008 are reinsured with a non-affiliated reinsurer up to a certain level of coverage. The Company has reinsurance agreements in place with an affiliate for reinsurance coverage on the amounts in excess of the underlying non-affiliated reinsurance. Effective April 1, 2019, the Company has reinsured all amounts in excess of the non-affiliated reinsurance to an affiliate, SUNR.

GLWB Riders

The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. Such guaranteed withdrawals may start any time after the annuitant reaches age 59 1∕2. The percentage withdrawal amount guaranteed increases if the annuitant attains a higher age band before the owner starts taking withdrawals. In some versions of GLWB riders sold in 2013 and later, there is a guaranteed minimum percentage withdrawal amount for the first fifteen years of the contract; if the policyholder’s account value goes to zero subsequent to the fifteen year guarantee period, the percentage withdrawal amount is then calculated per a specified formula based on the ten year treasury rate from the preceding ninety calendar days, with the calculated treasury linked rate subject to a specified cap and floor.

At policy inception, the GLWB base is set at the amount of the purchase payments, and it is increased by the amount of future purchase payments. It increases (roll-up) by up to 8% simple interest every year for the first ten years, as long as no withdrawal is made. If a withdrawal is made in any year during the first ten years, there is no roll-up at all for that year. If the contract value exceeds the GLWB base on any contract anniversary prior to the first contract anniversary after the annuitant reaches age 95, the GLWB base resets to the contract value and a new ten-year roll-up period begins.

The GLWB may also contain a step-up feature which preserves potential market gain by ratcheting up to the contract value, if higher, on each anniversary. If the contract has both a roll-up and step-up feature, the GLWB base will be the greater of 1) the GLWB base on the previous anniversary plus any additional purchase payments; 2) the step-up base; or 3) the roll-up base.

In addition to the roll-up feature, some versions of the GLWB rider also provide for a top-off of the GLWB base at the end of the tenth contract year, subject to attained age restrictions where applicable if the owner has not made any withdrawals in the first ten years. The top-off is equal to 200% of the first-year purchase payments. Policyholders are eligible for only one top-off during the contractual term. A reset to the contract value does not start a new top-off period. A top-off will typically not occur if there is any reset in the first ten years.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The initial GLWB riders (issued May 1, 2010 through December 31, 2010) had a built-in death benefit. This death benefit is reduced dollar for dollar for withdrawals. It differs from most of the other death benefits that decline pro rata for withdrawals. Thus, when the contract value is less than the death benefit, withdrawals will reduce the death benefit under the GLWB rider by a smaller amount than the reduction for other death benefits.

The Company also offers single life and joint life versions of the GLWB rider. Under the joint life version, if the annuitant dies after the owner has started taking withdrawals, the surviving spouse may elect a spousal continuation under the rider and continue to receive the same payment. Under the single life version, the guaranteed amount that may be withdrawn could decline either because 1) the contract value is less than the GLWB base, and under the single life GLWB rider the contract value then becomes the new GLWB base and/or 2) the surviving spouse is in a different age band.

The GLWB riders issued beginning January 1, 2011, are offered by the Company in both single-life and joint-life versions. In conjunction with the second generation GLWB riders, the Company also began selling new death benefit riders in both single life and joint life versions.

GMAB Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

GMWB Riders

Certain variable annuity contracts include a GMWB rider, which is similar to the GMAB rider noted above, except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of the tenth year. The Company discontinued the sale of its GMWB rider in 2009. The activity associated with GMWB riders is included with GMAB riders and labeled “GMAB.”

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following tables summarize the net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31 (note that most contracts contain multiple guarantees):

	2024
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$161	—	—	—
Return of net deposits accrued at a stated rate
Net amount at risk [1]	$702	—	—	—
Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—
Return of highest anniversary value
Net amount at risk [1]	$2,571	—	—	—
Total
Net amount at risk [1]	$3,434	—	—	—

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

	2023
	Death benefits	Living benefits
	GMDB	GMIB	GLWB	GMAB
Return of net deposit
Net amount at risk [1]	$144	—	—	—
Return of net deposits accrued at a stated rate
Net amount at risk [1]	$887	—	—	18
Highest of return of net deposits accrued at a stated rate and return of highest anniversary value
Net amount at risk [1]	$—	—	—	—
Return of highest anniversary value
Net amount at risk [1]	$3,655	—	—	—
Total
Net amount at risk [1]	$4,686	—	—	18

[1]	Death benefit net amount at risk and living benefit net amount at risk are not additive at the contract level.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

For guarantees of benefits that are payable in the event of death (GMDB), the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable at annuitization (GMIB), the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For benefit guarantees that are payable upon withdrawal (GLWB), the net amount at risk is generally defined as the present value of the current maximum guaranteed withdrawal available to or taken by the contract holder, determined in accordance with the terms of the contract and best estimate assumptions, where applicable, in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

For accumulation guarantees (GMAB), the net amount at risk is generally defined as the guaranteed minimum accumulation balance in excess of the account balance as of the date of the Statement of Admitted Assets, Liabilities, and Capital and Surplus.

All separate account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors. Some riders require that separate account funds be invested in asset allocation models, managed volatility models, and/or have other investment restrictions. Net amount at risk represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2024, 2023 or 2022.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2024	2023
Mutual funds:
Bond	$3,439,526	3,778,592
Equity	8,819,339	9,221,695
Money market	453,876	457,905
Total	$12,712,741	13,458,192

The reserves on guaranteed riders are held in the general accounts, and there are no guaranteed separate accounts.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Fixed Indexed Annuity Riders

GLWB Riders

Certain fixed indexed annuity contracts include a GLWB rider. The GLWB rider allows the owner to take withdrawals from the contract at a guaranteed percentage of the GLWB base every year even if the contract value goes to zero. There are two versions of GLWB rider offered: a single life GLWB with the annuitant as the covered person, and a joint life GLWB with the annuitant and the annuitant’s spouse as the covered persons.

The rider provides for a guaranteed payment of the maximum allowable withdrawal (“MAW”) each index year during the lifetime withdrawal period. Such guaranteed withdrawals may start any time after the annuitant/youngest covered spouse reaches age 59 1∕2. The percentage withdrawal amount guaranteed increases if the annuitant/youngest covered spouse attains a higher age band before the guarantee is elected.

At the policy’s initial sweep date, the GLWB base is set at the amount of the purchase payments. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base. On each anniversary of the initial sweep date, except under excess withdrawal, the step-up GLWB base is equal to the greater of the GLWB base on the prior day, and the then current contract value, after deducting any applicable charges for the contract and credited interest. The annual credit base is the GLWB base just prior to the index year processing, plus the annual credit calculation base just prior to index processing, multiplied by an index or bonus credit rate. Upon a step-up, the annual credit calculation base will reset to the contract value at the time of step-up.

For the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018, in the state of California, the Company offered an exchange program, which provided certain variable annuity policyholders with a GMIB rider the opportunity to exchange the policy and associated rider for a fixed indexed annuity policy with an enhanced GLWB rider. The notable difference of the enhanced GLWB rider is the calculation of the initial GLWB benefit base. At the policy’s initial sweep date, the GLWB base is set to equal the contract value on the sweep date multiplied by the GLWB enhancement percentage, which is set based on the ratio of GMIB benefit base to account value at the time of exchange. After the initial sweep date, the GLWB base will be the greater of the step-up GLWB base and the annual credit GLWB base.

The total account value, net of reinsurance, of the fixed indexed annuities was $0 and $593,260 as of December 31, 2024 and 2023, respectively. The account value, net of reinsurance, specific to the GLWB riders was $0 and $618 as of December 31, 2024 and 2023, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(11)	Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2024:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$3,657,566	—	3,657,566	17.4%
At book value less surrender charge	468,010	—	468,010	2.2%
At fair value*	—	12,703,466	12,703,466	60.6%
Total with adjustment or at market value	4,125,576	12,703,466	16,829,042	80.2%
At book value without adjustment	813,109	—	813,109	3.9%
Not subject to discretionary withdrawal	3,308,084	24,310	3,332,394	15.9%
Total, gross	8,246,769	12,727,776	20,974,545	100.0%
Reinsurance ceded	6,307,793	—	6,307,793
Total, net	$1,938,976	12,727,776	14,666,752

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$5,954		5,954

*	Includes $12,703,466 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$48,395		48,395	9.3%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	320,212	320,212	61.7%
Total with adjustment or at market value	48,395	320,212	368,607	71.0%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	122,908	27,497	150,405	29.0%
Total, gross	171,303	347,709	519,012	100.0%
Reinsurance ceded	—	—	—
Total, net	$171,303	347,709	519,012

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	22,101	—	22,101	2.5%
Not subject to discretionary withdrawal	847,405	—	847,405	97.5%
Total, gross	869,506	—	869,506	100.0%
Reinsurance ceded	(1,178)	—	(1,178)
Total, net	$870,684	—	870,684

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2024:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$2,106,413
Supplementary contracts with life contingencies, net	3,866
Deposit-type contracts	870,684
Subtotal	2,980,963
Separate Accounts Annual Statement:
Annuities, net	13,075,485
Total annuity reserves and deposit liabilities, net	$16,056,448

As of December 31, 2024, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	759,180	759,180	761,892	—	—	—
Universal life with secondary guarantees	—	—	575	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,282,100	4,282,100	4,714,200	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	4,227	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	12,796	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	24,700	XXX	XXX	—
Disability - disabled lives	XXX	XXX	21,362	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	154	XXX	XXX	—
Total, gross	5,041,280	5,041,280	5,539,906	—	—	—
Reinsurance ceded	4,927,368	4,927,368	4,892,272	—	—	—
Total, net	$113,912	113,912	647,634	—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2024:

Life, accident and health Annual Statement:
Life insurance, net	$647,634
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$647,634

Annuity reserves and deposit liabilities by withdrawal characteristics are shown below as of December 31, 2023:

Individual Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,755,060	—	1,755,060	8.8%
At book value less surrender charge	106,714	—	106,714	0.5%
At fair value*	—	13,436,712	13,436,712	67.2%
Total with adjustment or at market value	1,861,774	13,436,712	15,298,486	76.5%
At book value without adjustment	1,017,544	—	1,017,544	5.1%
Not subject to discretionary withdrawal	3,670,484	20,227	3,690,711	18.4%
Total, gross	6,549,802	13,456,939	20,006,741	100.0%
Reinsurance ceded	4,448,316	—	4,448,316
Total, net	$2,101,486	13,456,939	15,558,425

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$26,956	—	26,956

*	Includes $17,963,134 of individual and variable deferred Annuity held in Separate Accounts that are surrenderable at market value less a surrender charge.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Group Annuities

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$52,026	—	52,026	9.1%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	373,186	373,186	65.3%
Total with adjustment or at market value	52,026	373,186	425,212	74.4%
At book value without adjustment	—	—	—	0.0%
Not subject to discretionary withdrawal	121,824	24,486	146,310	25.6%
Total, gross	173,850	397,672	571,522	100.0%
Reinsurance ceded	—	—	—
Total, net	$173,850	397,672	571,522

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

Deposit-Type Contracts

	General account	Separate account non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	—	—	0.0%
At book value less surrender charge	—	—	—	0.0%
At fair value	—	—	—	0.0%
Total with adjustment or at market value	—	—	—	0.0%
At book value without adjustment	23,836	—	23,836	2.7%
Not subject to discretionary withdrawal	861,122	—	861,122	97.3%
Total, gross	884,958	—	884,958	100.0%
Reinsurance ceded	(881)	—	(881)
Total, net	$885,839	—	885,839

Amount at book value less surrender charge that will move to at book value without adjustment in the year after the statement date	$—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of annuity reserves and deposit liabilities as of December 31, 2023:

Life, accident and health Annual Statement:
Annuities (excluding supplementary contracts with life contingencies), net	$2,271,203
Supplementary contracts with life contingencies, net	4,133
Deposit-type contracts	885,839
Subtotal	3,161,175
Separate Accounts Annual Statement:
Annuities, net	13,854,611
Total annuity reserves and deposit liabilities, net	$17,015,786

As of December 31, 2023, withdrawal characteristics of life actuarial reserves were as follows:

	General account			Separate account - guaranteed and non-guaranteed
	Account value	Cash value	Reserve	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$—	—	—	—	—	—
Universal life	847,804	847,804	850,430	—	—	—
Universal life with secondary guarantees	—	—	539	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Other permanent cash value life insurance	4,346,005	4,346,005	4,834,700	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	—	—	—	—	—	—
Miscellaneous reserves	—	—	5,663	—	—	—
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	XXX	XXX	12,961	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	26,601	XXX	XXX	—
Disability - disabled lives	XXX	XXX	20,328	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	152	XXX	XXX	—
Total, gross	5,193,809	5,193,809	5,751,374	—	—	—
Reinsurance ceded	4,527,202	4,527,202	5,081,757	—	—	—
Total, net	$666,607	666,607	669,617	—	—	—

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following is the reconciliation of life actuarial reserves as of December 31, 2023:

Life, accident and health Annual Statement:
Life insurance, net	$669,617
Separate Accounts Annual Statement:
Life insurance, net	—
Total life reserves, net	$669,617

(12)	Unpaid Claim Reserves

The Company establishes unpaid claim reserves, which provide an estimated cost of paying claims made under individual disability accident and health policies. These reserves include estimates for claims that have been reported and claims that have been incurred but not reported. The amounts recorded for unpaid claim reserves are based on appropriate actuarial guidelines and techniques that represent the Company’s best estimate based on current known facts and the actuarial guidelines. Accordingly, actual claim payouts may vary from present estimates.

The following table summarizes the disabled life unpaid claims for the years ended December 31:

	2024	2023	2022
Claim reserves, beginning of year	$7,964	8,485	8,734
Less reinsurance recoverables	(829)	(768)	(1,137)
Net claim reserves, beginning of year	7,135	7,717	7,597
Claims paid related to:
Current year	20	27	(14)
Prior years	(1,108)	(1,567)	(1,118)
Total claims paid	(1,088)	(1,540)	(1,132)
Incurred related to:
Current year’s incurred	622	968	789
Current year’s interest	11	17	14
Prior years' incurred	258	(337)	127
Prior years' interest	289	310	322
Total incurred	1,180	958	1,252
Net claim reserves, end of year	7,227	7,135	7,717
Plus reinsurance recoverables	528	829	768
Claims reserves, end of year	$7,755	7,964	8,485

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The change in claim reserves and liabilities for claims incurred in prior years is the result of the general maturing process of claims, including the normal fluctuation resulting from the relatively small size of the block and continuing claim analysis.

(13)	Reinsurance

The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth. The Company routinely enters into reinsurance transactions with other insurance companies, third parties, affiliates and subsidiaries. This reinsurance involves either ceding certain risks to, or assuming risks from, other insurance companies. The Company’s statutory financial statements reflect the effects of assumed and ceded reinsurance transactions.

External Reinsurance

For the Company’s life insurance products, the Company cedes a percentage of the mortality or morbidity risk on a quota share basis or on an excess of retention basis. The Company also cedes risk associated with its disability and health insurance policies. Ceded premiums approximated 102.0%, 103.7% and 73.3% of gross earned life and accident and health premiums during 2024, 2023 and 2022, respectively.

For the Company’s individual variable annuity products, the Company cedes the various living and death benefit riders, including GMDB and GMIB.

For the Company’s fixed annuity products, the Company has coinsurance agreements in place to cede fixed annuity products sold between 2001 and 2006. Ceded amounts under these coinsurance agreements range from one-third to two-thirds of the business produced. Effective September 30, 2023, the Company recaptured certain ceded BOLI and SPDA blocks of business from an external reinsurer as part of a mandatory termination. The reinsurer held assets in trust to back the reserves associated with the SPDA block of business. At the time of recapture, the Company’s reserves increased $51,049 and recorded a receivable from the trust for the same amount. No assets were held in trust related to the BOLI block business. At the time of recapture, the Company’s BOLI reserves increased $584. The were no ceded reserves attributable to external fixed annuity coinsurance agreements of December 31, 2024 and 2023.

Effective July 1, 2019, the Company entered into a reinsurance agreement to cede, on a coinsurance basis, 100% of its retained inforce BOLI and Single Premium Deferred Annuity (“SPDA”) blocks of business with a third party reinsurer licensed as an authorized reinsurer in the State of Ohio. As a result of the transaction, bonds carried at the amount of $1,554,453 were transferred to the reinsurer, resulting in a pre-tax realized gain of $126,291 for the year ended December 31, 2019. This transaction resulted in IMR of $109,964 being transferred to the reinsurer by the Company and a deferred reinsurance gain of $52,844, which was recorded in surplus at the contract’s inception. Effective October 1, 2021, the contract was amended to include SPDA contracts ceded under an older reinsurance agreement. All activity prior to the amendment was accounted for under the old terms, and activity from amendment date forward will be governed under the 2019 treaty. No other changes or consideration were involved.

Effective March 31, 2022, the Company entered into a funds withheld reinsurance agreement to cede, on a coinsurance basis, 100% of all open block Whole Life, including all Whole Life riders, net of existing external reinsurance issued from approximately August 1998 through December 2021 with a third-party reinsurer licensed as an authorized reinsurer in the State of Ohio. This transaction resulted in initial funds withheld balance of $2,833,375 and a deferred gain of $880,471, which was recorded in surplus at the contract’s inception. The initial premium payable by the Company was equal to the initial consideration receivable from the reinsurer which resulted in no cash being exchanged between parties at execution of the agreement. The agreement includes a provision for the payment of a quarterly experience refund. If the calculated experience refund is positive, only the risk charge is paid to the Reinsurer. If experience refund is negative, the amount of the funds withheld account balance is reduced by the negative amount. A loss carry forward is triggered when the funds withheld account balance is reduced to zero and experience refund is still negative. The loss carry forward is paid back with interest using future experience.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Effective April 1, 2023, the Company entered into a reinsurance transaction with an external insurer in which the Company assumed a block of variable annuity business with a GLWB rider, with separate account liabilities assumed on a modified coinsurance basis and general account liabilities assumed on a coinsurance basis. The Company immediately entered into a reinsurance agreement to retrocede this block of business on a modified coinsurance basis to an affiliate. Due to the immediate retrocession of the activity, no gain or loss was recognized at the inception of the agreement.

The Company manages its risks related to certain reinsurance agreements by monitoring the credit ratings of the reinsurer. Reinsurance with unauthorized reinsurers is secured by either letter of credit or assets held in trust for the benefit of the Company in accordance with the requirements in Appendix A-785 of the NAIC Statutory Accounting Practices and Procedures Manual. As of December 31, 2024 and 2023, a non-affiliated reinsurer held assets in trust with an estimated fair value of $766,934 and $732,755, respectively, and a letter of credit of $232 and $42,401, respectively.

The Company has reinsured approximately $6,011,077 and $6,447,720 as of December 31, 2024 and 2023, respectively, with various insurance companies.

Affiliate Reinsurance

The Company enters into various affiliated reinsurance transactions to mitigate the volatility of statutory surplus.

The Company cedes variable annuity-related risks, living and death benefits to SUNR for the GMAB, GMIB, GMDB and GLWB riders, and from SUNR to SYRE for certain GMIB, GMDB and GLWB riders. Effective July 1, 2021 certain variable annuity base contracts associated with the riders above were reinsured to SUNR and from SUNR to SYRE. Additionally, to consolidate the management of such living benefit risks, the Company assumes GMAB, GMIB, GMDB, and GLWB riders issued by NSLAC, which are correspondingly retroceded to SYRE. Certain base variable annuity contracts are retained by the Company, however the excess death benefit rider risk on the base contract is ceded to SUNR. The Company assumes BOLI policies issued by ALAC, but ceased reinsuring new policies in October 2016.

Effective January 2018, ALIC cedes 100% of the exchange program fixed indexed annuities (as described in Note 10) and associated GLWB riders to SYRE under a funds withheld, coinsurance basis. Effective March 31, 2022, ALIC amended its existing 100% funds withheld coinsurance agreement with SYRE to cede the retained inforce fixed indexed annuity policies, along with new fixed indexed annuity business (for the fixed indexed annuity products being offered at the time of the agreement). Effective January 1, 2024 the fixed indexed annuity reinsurance agreement was amended to cede the retained inforce (primarily the fixed indexed annuity products with the premium bonus), along with new fixed indexed annuity business. The initial impact of this transaction was a deferred gain of $52,930, net of tax, which was recorded in surplus at the contract’s inception. During 2024, $23,855 of the deferred gain has been amortized into income.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

SYRE applies a permitted practice prescribed by the Cayman Islands Monetary Authority (“CIMA’), SYRE’s regulator in the Cayman Islands, that allows SYRE to carry the assumed reserves of $3,396,587 under the reinsurance arrangement utilizing a reserve methodology that is approved by CIMA. The approved reserve methodology is based upon U.S. GAAP. For all GMAB riders and some GLWB riders with net settlement provisions, the reserves are calculated using the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815, Derivatives and Hedging. Topic 815 is a fair value or mark-to-market calculation required if the liability is deemed to be an embedded derivative. For all GMIB and GMDB riders, and the remaining GLWB riders without net settlement provisions, the reserves are calculated in accordance with FASB ASC Topic 944, Financial Services - Insurance. Topic 944 provides guidance for calculating reserves for contracts that provide additional benefits in excess of the account values and is similar to other GAAP reserve accounting methodologies. Topic 944 is a stochastic method that determines the percentage of the future rider charges required to fund the projected benefits. This percentage is recalculated at each valuation period. Under both of these GAAP calculations, the reserve calculation is measuring the reserve liability associated with the rider cash flows.

The following table is a summary of the reserves by product, rider type and valuation standard as of December 31:

	2024	2023
FASB ASC Topic 944:
GMIB	$3,522	3,147
GMDB	14	11
GLWB	56,920	46,275
GMIB payout	302	1,438
Subtotal	60,758	50,871
FASB ASC Topic 815:
GMAB embedded derivatives	21	36
Fixed indexed annuities	3,335,808	465,305
Subtotal	3,335,829	465,341
Total reserves	$3,396,587	516,212

As of December 31, 2024, the Company recorded a reserve credit of $5,220,046 related to variable annuities and fixed indexed annuities, including related rider benefits ceded to SUNR and SYRE. As of December 31, 2023, the Company recorded a reserve credit of $3,116,595 related to the rider benefits and fixed indexed annuities ceded to SUNR and SYRE. CII secured letters of credit totaling $250,000 and $75,000 for SYRE, with ALIC as the beneficiary in order to recognize the reserve credit as of December 31, 2024 and 2023, respectively. See Notes 14 and 20 for additional details related to letters of credit.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company also established funds withheld accounts for the benefit of SYRE that have a total carrying value of $3,292,867 and $1,030,790 and are recorded in Reinsurance funds withheld due to affiliate, net and Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and assets held in trust of $204,956 and $94,620 as of December 31, 2024 and 2023, respectively.

MONT, KENW and CMGO retrocede certain term life policies through yearly renewable term agreements to the Company on a quota share basis, which the Company then cedes to external reinsurers based on certain retention levels.

The Company assumes GMIB, GMAB and GMWB riders issued by NSLAC. As of 2015, the Company no longer assumes new business from NSLAC. As the Company was neither authorized nor accredited as a reinsurer in the State of New York, a reinsurance trust was created and funded by the Company. As of December 31, 2024 and 2023, assets held in trust for the benefit of NSLAC are $123,174 and $120,686, respectively.

Amounts in the accompanying statutory financial statements related to reinsurance agreements with affiliates in which the Company is the assuming party, are as follows for the years ended as of December 31:

	2024	2023	2022
Statements of Operations:
Premiums assumed	$116,611	116,296	115,932
Benefits incurred	92,617	120,663	91,839
Commissions	3,893	4,335	4,476

	2024	2023
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$828,672	925,774
Policy and contract claims payable	20,022	24,387

Variable Annuity Reinsurance Agreements with SYRE and SUNR

The details of the Company’s annuity rider reinsurance agreements with SYRE and SUNR are detailed below. Effective July 1, 2021 a treaty amendment was executed with SUNR to reinsure certain base contracts associated with the riders already reinsured with SUNR. The separate account value of the base contracts are reinsured using modified coinsurance with assets and liabilities being retained by ALIC, but cashflows and impacts of the changes in assets and liabilities being ceded to SUNR.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

GMIB and GMDB Riders Written After April 1, 2008

In December 2008, the Company entered into a reinsurance agreement with SYRE to reinsure Annual Reset Death Benefit Riders (“ARDBR”) and GMIB riders associated with variable annuity products written between April, 2008 and August, 2012. The treaty was amended to include new products issued beginning April 1, 2009. Under the agreement for contracts issued between April 1, 2008 and March 31, 2009, the Company retained the first 15% and reinsured to SYRE on an excess of loss basis the remaining 85% of the risk under its GMIB rider and the related ARDBR rider. For the above contracts, the Company reinsured to SYRE 100% of the risk for all riders listed above up to $5 million per annuitant. Furthermore, SYRE was to pay a single adjusted GMIB claim amount when a GMIB policy annuitized.

Effective July 31, 2010, a treaty addendum was executed which effectively resulted in the extinguishment of the treaty above and the establishment of a new treaty. The new treaty resulted in the removal of the adjusted GMIB claim calculation that contains the one-time net settlement payment and in its place, a GMIB claim amount that covers the monthly GMIB benefit during the annuity payout. SYRE now accepts 100% of the risk for all GMIB and ARDBR riders up to $5 million per annuitant.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GMIB and GMDB Riders Written Prior to April 1, 2008

Effective November 30, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the claims in excess of limits established in a non-affiliated reinsurance agreement (“cap coverage”) related to the GMIB riders associated with variable annuity products written on or after April 1, 2002 through March 31, 2008. Under the agreement, the cap coverage will have a deductible of $100,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was October 31, 2011.

Effective December 31, 2011, the Company entered into a reinsurance agreement with SYRE to reinsure the cap coverage related to the GMDB riders associated with variable annuity products written on or after July 1, 2005 but prior to April 1, 2008. Under the agreement, the cap coverage will have a deductible of $35,000. The deductible will increase each year at the risk free rate defined by the one-year swap curve. The valuation date for the calculation of the fair value for the initial consideration was November 30, 2011.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued cap coverage previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

GLWB Riders

Effective May 1, 2010, the Company replaced its GMIB rider with a GLWB rider (see Note 10) in connection with its variable annuity products for all new business written from this date. The Company reinsures 100% of all GLWB riders with SYRE.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Effective May 1, 2013, the Company began selling a new 2013 Interest Sensitive GLWB rider (“IS GLWB”). An amendment was made to the SYRE GLWB reinsurance agreement to add these riders to the coverage. The Company cedes 30% of the benefit for this rider to SYRE for policies issued before January 1, 2018.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business – a simultaneous transaction.

Effective October 1, 2021, a treaty amendment was executed to cede to SUNR the remaining 70% of the IS GLWB benefits for policies issued before January 1, 2018 that were previously ceded to an external reinsurer.

GMIB, GMDB, and GLWB Riders

During December 2011, amendments were made to the SYRE reinsurance treaties for pre April 1, 2008 GMIB riders, post April 1, 2008 GMIB riders, GLWB riders and pre April 1, 2008 GMDB riders. The amendments provided SYRE with the option to convert the reinsurance treaties into a funds withheld (“FWH”) arrangement in which the Company would engage in a hedging program under SYRE’s direction and for the benefit of SYRE. The hedging performed by the Company for SYRE’s benefit would be done in segregated FWH accounts. At the end of each quarter, SYRE will reimburse the Company for any hedging losses and expenses for operating the hedging program and SYRE will receive credit for any gains realized under the hedging program. The FWH amendments also state the responsibilities of the Company and SYRE as it relates to the margin requirements on the open derivative positions held in the FWH accounts. SYRE is responsible for reimbursing the Company for any cash held in a margin account related to a derivative program operated for the benefit of SYRE. The derivatives held by the Company for the benefit of SYRE in each segregated FWH account, as well as the cash held in a margin account related to the derivative program are considered the amounts withheld and are recorded as separate funds withheld liability (or asset if the derivative positions decrease) in Other liabilities (assets) on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The change in the value of the FWH related to the derivative positions were recorded within Derivative instruments in the Statutory Statements of Operations. As of December 31, 2011, the FWH option was elected by SYRE for the post April 1, 2008 GMIB riders and GLWB riders reinsurance treaties.

Effective April 1, 2019, a treaty amendment was executed to recapture all Company-issued business previously ceded to SYRE. Effective April 1, 2019, the Company entered into a reinsurance agreement with SUNR to reinsure this business. These simultaneous transactions settled the remaining balances from the original SYRE treaty and amendments. The treaty between the Company and SUNR continues to contain a FWH arrangement.

GMDB Riders

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all death benefit riders associated with variable annuity products, issued on or after January 1, 2001 that were not previously mentioned above. This excludes the Gain Enhancement Benefit (GEB and GEB Plus) riders.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

GMAB/GPP Riders

Certain variable annuity contracts include a GMAB rider. On the eighth or tenth anniversary, depending on the version of the rider, the policyholder’s account value will increase to the amount of the initial deposit if the account value at that anniversary is less than the initial deposit.

Effective April 1, 2019, the Company entered into an agreement with SUNR to reinsure all Guaranteed Principal Protection Riders (“GPP”) associated with variable annuity products.

Variable Annuity with GLWB assumed from third-party

Effective April 1, 2023, the Company entered into a 100% modified coinsurance agreement with SYRE to reinsure all assumed general and separate account activity from its variable annuity reinsurance agreement with a third-party. The block includes policies with a GLWB rider.

Amounts in the accompanying statutory financial statements related to ceded variable annuity business to SUNR were as follows for the years ended December 31:

	2024	2023	2022
Statements of Operations:
Premiums and other considerations:
Life and annuity	$169,294	182,165	206,190
M&E fees ceded	171,524	172,570	193,500
Commission and expense allowance	(85,500)	(87,459)	(97,547)
MODCO reinsurance premiums:
MODCO - Premiums ceded	(735,682)	56,641	(4,553,900)
MODCO - Reserve adjustment	735,682	(56,641)	4,553,900
Death and other benefits
Annuity benefits	132,942	163,720	141,470
MODCO reinsurance reserve adjustment:
MODCO - Benefits transfer	2,197,274	1,733,044	1,559,878
MODCO - Premiums transfer	(14,538)	(17,778)	(31,227)
MODCO - Net transfers	(2,182,736)	(1,715,266)	(1,528,651)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023
Statements of Admitted Assets, Liabilities, and Capital and Surpalus:
Other admitted assets:
Reinsurance recoverable	$13,477	15,765
Reserves for future policy benefits	1,535,474	1,932,055
Other liabilities:
Premiums payable	12,492	13,533
Reinsurance payable	15,092	15,374
FWH under reinsurance:
Margin account	49,229	70,169
Unrealized gains (losses) derivative instrument	13,339	(17,280)
Capital and surplus:
Unassigned surplus:
Unrealized gains derivative instruments	4,685	32,402

Amounts in the accompanying statutory financial statements related to affiliate ceded variable annuity business to SYRE were as follows for the years ended December 31:

	2024	2023	2022
Statements of Operations:
Premiums and other considerations	$2,571	2,619	2,631
Death and other benefits	84	54	(15)

	2024	2023
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$1,128	2,410
Reserves for future policy benefits	27,006	35,531
Other liabilities:
Premiums payable	206	218

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to MODCO variable annuity business assumed from third-party and retroceded to SYRE were as follows for the year ended December 31:

	2024	2023
Statements of Operations:
Premiums and other considerations:
Life and annuity	$94,094	(277,930)
M&E fees ceded	(239,075)	(186,948)
Commission and expense allowance	26,624	195,878
MODCO reinsurance premiums:
MODCO - Premiums ceded	1,339,030	(10,365,903)
MODCO - Reserve adjustment	(1,347,302)	10,408,804
Death and other benefits
Annuity benefits	4,952	1,728
MODCO reinsurance reserve adjustment:
MODCO - Benefits transferred	1,176,993	786,000
MODCO - Net transfers	(1,176,993)	(786,000)

	2024	2023
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Other admitted assets:
Reinsurance recoverable	$—	17,348
Reserves for future policy benefits	2,284	1,295
Contract claims	(1,314)	(3,357)
Other liabilities:
Premiums payable	92,863	177,753

Fixed Indexed Annuity Reinsurance Agreements with SYRE

Effective January 2018, the Company entered into a 100% coinsurance funds withheld reinsurance agreement with SYRE to reinsure the exchange program fixed indexed annuities and associated GLWB riders offered to certain policyholders of variable annuities with the GMIB rider. This exchange program was available for the period from January 2, 2018 through April 6, 2018, and for the period from June 4, 2018 through September 7, 2018 in the state of California. Effective March 31, 2022, the Company amended the treaty to cede all in-force retained and any future fixed indexed annuities (for the fixed indexed annuity products being offered at the time of the agreement), including associated GLWB riders. Effective January 1, 2024 the Company amended the treaty to cede the retained in-force policies (primarily the fixed indexed annuity products with the premium bonus), along with new fixed indexed annuity business.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Amounts in the accompanying statutory financial statements related to ceded fixed indexed annuity business to SYRE were as follows for the years ended December 31:

	2024	2023	2022
Statements of Operations:
Premiums and other considerations
Annuity fees	$244,263	21,341	648,181
Commissions and expense allowances	(76,236)	(4,139)	(3,675)
Death and other benefits	263,293	86,057	60,062

	2024	2023
Statements of Admitted Assets, Liabilities, and Capital and Surplus:
Reserves for future policy benefits	$3,657,566	1,149,009
Other liabilities:
Reinsurance payable	17,459	1,565
FWH under reinsurance:
Assets payable to affiliate	3,292,867	1,030,790
Capital and surplus:
Unassigned surplus:
Unrealized losses (gains) derivative instruments	(35,834)	(4,710)

(14)	Bank Line of Credit

On May 7, 2021, CII entered into a $1,500,000 senior unsecured, syndicated credit facility. The credit facility is established for the purpose of issuing letters of credit and loans for general corporate purposes. Letters of credit can be issued up to the maximum credit facility, however loans under the credit facility are limited to $500,000 with total combined amounts not to exceed $1,500,000. On July 2, 2024 the credit facility was amended which reduced fees, included changes to the commitment levels of banks involved in the agreement and extending the maturity date to July 2029. During 2024 and 2023, the Company borrowed $0 and $150,000, respectively, at various times against the facility and repaid all outstanding balances within the same calendar year.

CII utilized $100,000 and $75,000 of this facility as of December 31, 2024 and 2023, respectively, to secure a letter of credit for SYRE, with the Company as the beneficiary, in order to recognize reserve credit under statutory accounting principles.

There was no interest or fees paid by the Company on these lines of credit in 2024, 2023 and 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(15)	Income Taxes

The Company provides for deferred tax assets in accordance with the NAIC issued guidance. The components of the net admitted deferred tax asset, including those certain deferred tax assets and deferred tax liabilities, recognized in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Gross deferred tax assets	$175,743	7,240	182,983
Statutory valuation allowance adjustments	(1,717)	—	(1,717)
Adjusted gross deferred tax assets	174,026	7,240	181,266
Nonadmitted deferred tax assets	(34,766)	(4,620)	(39,386)
Admitted deferred tax assets	139,260	2,620	141,880
Deferred tax liabilities	(76,597)	(2,620)	(79,217)
Admitted deferred tax assets, net	$62,663	—	62,663
2023
Gross deferred tax assets	$190,243	5,559	195,802
Statutory valuation allowance adjustments	(1,263)	—	(1,263)
Adjusted gross deferred tax assets	188,980	5,559	194,539
Nonadmitted deferred tax assets	(8,510)	(3,589)	(12,099)
Admitted deferred tax assets	180,470	1,970	182,440
Deferred tax liabilities	(97,153)	(1,970)	(99,123)
Admitted deferred tax assets, net	$83,317	—	83,317
Change
Gross deferred tax assets	$(14,500)	1,681	(12,819)
Statutory valuation allowance adjustments	(454)	—	(454)
Adjusted gross deferred tax assets	(14,954)	1,681	(13,273)
Nonadmitted deferred tax assets	(26,256)	(1,031)	(27,287)
Admitted deferred tax assets	(41,210)	650	(40,560)
Deferred tax liabilities	20,556	(650)	19,906
Admitted deferred tax assets, net	$(20,654)	—	(20,654)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The amount of gross deferred tax assets admitted under each component and the resulting increased amount by tax character as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	62,663
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	301,321
Lesser of (1) or (2)	62,663	—	62,663
Deferred tax liabilities	76,597	2,620	79,217
Admitted deferred tax assets	$139,260	2,620	141,880
2023
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	83,317
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	280,335
Lesser of (1) or (2)	83,317	—	83,317
Deferred tax liabilities	97,153	1,970	99,123
Admitted deferred tax assets	$180,470	1,970	182,440
Change
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	—	—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitations:
(1) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	N/A	N/A	(20,654)
(2) Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	20,986
Lesser of (1) or (2)	(20,654)	—	(20,654)
Deferred tax liabilities	(20,556)	650	(19,906)
Admitted deferred tax assets	$(41,210)	650	(40,560)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The ratios used for threshold limitation (for SSAP 101 Paragraph 11b) as of December 31 are as follows:

	2024	2023	Change
Ratio percentage used to determine the recovery period and threshold limitation amount in above adjusted gross deferred tax assets	1,863.00%	1,792.08%	70.92%
Amount of adjusted capital and surplus used to determine the recovery period threshold limitation amount in above adjusted gross deferred tax assets	$2,191,491	1,909,786	281,705

The impact of tax-planning strategies as a percentage of adjusted gross and net admitted deferred tax assets as of December 31 are as follows:

	Ordinary	Capital	Total
2024
Adjusted gross deferred tax assets: (Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets: (Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%
2023
Adjusted gross deferred tax assets: (Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets: (Percentage of total net admitted adjusted gross deferred tax assets)	—%	—%	—%
Change
Adjusted gross deferred tax assets: (Percentage of total adjusted gross deferred tax assets)	—%	—%	—%
Net admitted gross deferred tax assets: (Percentage of total net admitted adjusted gross deferred tax assets)	0.00%	0.00%	0.00%

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company’s tax planning strategies do not include the use of reinsurance tax planning strategies.

There are no temporary differences for which deferred tax liabilities are not recognized.

The provisions for current tax expenses on earnings for years ended December 31 are as follows:

	2024	2023	2022
Current year federal tax (benefit) expense - ordinary income	$245	(46,018)	63,856
Current year foreign tax (benefit) expense - ordinary income	—	—	—
Subtotal	245	(46,018)	63,856
Current year tax expense - net realized capital (losses) gains	(1,836)	(2,124)	15
Utilization of capital loss carry forwards	—	—	—
Other	—	—	—
Federal and foreign income taxes incurred	$(1,591)	(48,142)	63,871

The tax effects of temporary differences that give rise to significant components of the net deferred tax assets as of December 31 are as follows:

	2024	2023	2022	Change from 2023	Change from 2022
Deferred tax assets:
Ordinary:
Policyholder reserves	$45,634	50,552	21,317	(4,918)	29,235
Investments	4,646	1,552	6,248	3,094	(4,696)
Deferred acquisition costs	82,221	78,559	74,657	3,662	3,902
Policyholder dividends accrued	1,010	772	836	238	(64)
Compensation and benefit accruals	15,635	11,519	10,462	4,116	1,057
Tax credit carry-forward	2,208	3,160	6,127	(952)	(2,967)
Section 807(f) reserves	4,473	5,964	7,455	(1,491)	(1,491)
Pension accrual	—	—	2,588	—	(2,588)
Nonadmitted asset	2,274	5,351	2,532	(3,077)	2,819
Modco CARVM adjustment	6,632	28,870	—	(22,238)	28,870
Other	11,010	3,944	2,155	7,066	1,789
Ordinary deferred tax assets	175,743	190,243	134,377	(14,500)	55,866
Statutory valuation allowance adjustment	(1,717)	(1,263)	(2,464)	(454)	1,201
Nonadmitted ordinary deferred tax assets	(34,766)	(8,510)	(53,951)	(26,256)	45,441
Admitted ordinary deferred tax assets	139,260	180,470	77,962	(41,210)	102,508

(continued on next page)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	2024	2023	2022	Change from 2023	Change from 2022
Deferred tax assets (continued):
Capital:
Investments	3,727	3,593	1,571	134	2,022
Net capital loss carryforward	3,513	1,966	561	1,547	1,405
Capital deferred tax assets	7,240	5,559	2,132	1,681	3,427

Nonadmitted capital deferred tax assets	(4,620)	(3,589)	(2,132)	(1,031)	(1,457)
Admitted capital deferred tax assets	2,620	1,970	—	650	1,970
Admitted deferred tax assets	141,880	182,440	77,962	(40,560)	104,478

Deferred tax liabilities:
Ordinary:
Investments	4,984	2,485	8,056	2,499	(5,571)
Section 807(f) reserves	55	1,585	6,291	(1,530)	(4,706)
Deferred and uncollected premium	518	482	371	36	111
Policyholder reserves - tax reform transition	2,986	5,972	8,957	(2,986)	(2,985)
Modco CARVM adjustment	63,899	84,057	—	(20,158)	84,057
Other	4,155	2,572	2,316	1,583	256
Ordinary deferred tax liabilities	76,597	97,153	25,991	(20,556)	71,162

Capital:
Investments	2,620	1,970	—	650	1,970
Subtotal	2,620	1,970	—	650	1,970
Deferred tax liabilities	79,217	99,123	25,991	(19,906)	73,132
Admitted deferred tax assets, net	$62,663	83,317	51,971	(20,654)	31,346

There was a statutory valuation allowance adjustment to gross deferred tax assets of $1,717 for the period ended December 31, 2024. There was a statutory valuation allowance adjustment to gross deferred tax assets of $1,263 for the period ended December 31, 2023.

The realization of the deferred tax asset is dependent upon the Company's ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining deferred tax assets.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The change in the net deferred income taxes of December 31 is comprised of the following:

	2024	2023	2022	Change from 2023	Change from 2022
Total deferred tax assets	$182,983	195,802	136,509	(12,819)	59,293
Total deferred tax liabilities	(79,217)	(99,123)	(25,991)	19,906	(73,132)
Net deferred tax assets	103,766	96,679	110,518	7,087	(13,839)
Statutory valuation allowance adjustment	(1,717)	(1,263)	(2,464)	(454)	1,201
Net deferred tax assets	102,049	95,416	108,054	6,633	(12,638)
Tax effect of unrealized losses	230	342	354	(112)	(12)
Statutory valuation allowance adjustment allocated to unrealized	—	—	—	—	—
Change in net deferred income taxes	$102,279	95,758	108,408	6,521	(12,650)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant tax effects causing this difference for the years ended December 31 are as follows:

	2024	2023	2022
Provision computed at statutory tax rate	$62,489	17,737	(36,298)
Dividends received deduction	(8,532)	(6,403)	(3,520)
Interest maintenance reserve	(3,004)	(3,342)	(4,310)
Change in equity of subsidiaries	(44,769)	(18,681)	(14,557)
Transfer pricing	1,353	(4,512)	(10,746)
Tax credits	(13,778)	(9,338)	(5,484)
Reinsurance surplus adjustment	(4,355)	(12,132)	169,556
Statutory Reserve Adjustment	454	(1,202)	2,464
Other	2,032	2,381	327
Total statutory taxes	$(8,110)	(35,492)	97,432

Provision for federal income taxes	$245	(46,018)	63,856
Tax on capital gains	(1,836)	(2,124)	15
Change in net deferred income tax	(6,519)	12,650	33,561
Total statutory taxes	$(8,110)	(35,492)	97,432

The Company’s policy for recording penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Total federal income taxes received (including tax on capital gains) were $20,517 during the year ended December 31, 2024; Total federal income taxes received (including tax on capital gains) were $45,128 during the year ended December 31, 2023; and total federal income taxes paid (including tax on capital gains) were $125,210 during the year ended December 31, 2022.

As of December 31, 2024, there are operating losses and capital loss carryforwards of $16,728 available for tax purposes, which begin expiring in 2027. As of December 31, 2023, there are operating losses and capital loss carryforwards of $9,361 available for tax purposes, which begin expiring in 2027. As of December 31, 2022, there are no net operating losses and capital loss carryforwards of $2,673 available for tax purposes expiring in 2027. As of December 31, 2024 and 2023, the Company has valuation allowances of $1,717 and $1,263, respectively. A partial valuation allowance was established in 2022 related to limitation on the Company’s ability to utilize loss carryforwards as a result of the demutualization discussed in Note 17. As of December 31, 2024 and 2023, the Company does not have any uncertain tax positions related to the Separate Account Dividends Receivable Deduction (“SA DRD”) company share percentage(s) for tax return year 2017. As of December 31, 2024 and 2023, the Company has tax credit carryforwards of $2,208 and $3,160, respectively, which will start expiring in 2030.

There are no federal income taxes incurred that are available for recoupment in the event of future net losses.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of reporting.

There are no aggregate federal income tax deposits under Internal Revenue Code Section 6603, and none are recorded as admitted assets.

The Company’s federal income tax return is consolidated with the other life insurance companies ALAC, NSLAC, KENW, MONT, SYRE, CMGO and SUNR and then with its common parent, CIHI.

The Company is not under current examination with the Internal Revenue Service. The statute of limitations remains open for tax years 2021, 2022 and 2023 for the consolidated tax group.

The allocation of taxes between members of the federal consolidated income tax return is subject to written agreement approved by the Board of Directors. Allocations are based on separate company calculations with current credit for losses. Intercompany tax balances are settled quarterly.

(16)	Pensions and Other Post-Retirement Benefit Plans

(a)	Home Office Pension Plan

The Company sponsors a funded qualified defined benefit pension plan covering all home office employees hired prior to January 1, 1998. This plan was amended effective December 31, 2019 to freeze the accrual of future benefits. This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company. Retirement benefits are based on years of service and the highest average earnings in five of the last ten years.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The measurement dates were December 31, 2024 and 2023.

(b)	Home Office Post-Retirement Benefit Plan

The Company currently offers eligible retirees the opportunity to participate in a post-retirement health and group life plan. This plan was amended effective July 1, 2013, to provide participants younger than age 65 a fixed portion of the health insurance contract premium and for participants age 65 and older, a fixed dollar amount which the participant must use to independently purchase their own insurance. Previously, this plan provided all participants a fixed portion of the health insurance contract premium. The portion the Company pays is periodically increased and is a function of participant service. Only home office employees hired prior to January 1, 1998 may become eligible for these benefits provided that the employee meets the retirement age and years of service requirements.

This plan includes participants who are employees of the Company and devote substantially all of their time to service for the Company.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy.

The measurement dates were December 31, 2024 and 2023.

(c)	General Agents’ Pension Plan

The Company sponsors an unfunded, nonqualified defined benefit pension plan covering its general agents hired prior to January 1, 2005. This plan provides benefits based on years of service and average compensation during the final five and ten years of service.

The measurement dates were December 31, 2024 and 2023.

(d)	Agents’ Post-Retirement Benefits Plan

The Company sponsors a post-retirement health and group life plan. Only agents with contracts effective prior to January 1, 1998 who meet the retirement age and service requirements are eligible for these benefits. The health and group life plan is contributory, with retirees contributing approximately 50% of premium for coverage. As with all plan participants, the Company reserves the right to change the retiree premium contribution at renewal.

The post-retirement health plan does not provide benefits which are actuarially equivalent to Medicare Part D benefits. Therefore, the Company does not receive the associated federal Medicare subsidy. The Plan was terminated effective as of January 1, 2023. The impact of the curtailment is included below.

The measurement dates were December 31, 2024 and 2023.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(e)	Obligations and Funded Status

Information regarding the funded status of the pension plans as a whole and other benefit plans as a whole as of December 31 is as follows:

	Pension benefits		Other benefits
	2024	2023	2024	2023
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$46,922	47,967	5,901	6,229
Service cost	—	—	21	19
Interest cost	2,321	2,382	280	320
Actuarial (gain) loss	(2,014)	2,200	(100)	68
Benefits paid *	(8,169)	(6,203)	(836)	(735)
Settlement/curtailment	413	576	—	—
Projected benefit obligation at end of year	$39,473	46,922	5,266	5,901

*	Benefits paid include amounts paid from both funded and unfunded benefit plans.

	Pension benefits		Other benefits
	2024	2023	2024	2023
Change in plan assets:
Fair value of plan assets at beginning of year	$60,689	58,369	—	—
Actual return on plan assets	5,843	6,708	—	—
Benefits and expenses paid	(7,981)	(4,388)	—	—
Fair value of plan assets at end of year	$58,551	60,689	—	—
Funded status	$19,078	13,767	(5,266)	(5,901)
Unrecognized net actuarial loss	2,174	5,841	1,757	2,123
Net prepaid (accrued) amount recognized	$21,252	19,608	(3,509)	(3,778)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Pension benefits		Other benefits
	2024	2023	2024	2023
Funded Status:
Overfunded
Assets (nonadmitted)
Prepaid benefit costs	$—	—	—	—
Overfunded plan assets	—	—	—	—
Total assets (nonadmitted)	$—	—	—	—

Underfunded
Liabilities recognized
Net prepaid (accrued) amount recognized	$21,252	19,608	(3,509)	(3,778)
Liabilities for benefits	(2,174)	(5,841)	(1,757)	(2,123)
Total liabilities recognized	$19,078	13,767	(5,266)	(5,901)

	Pension benefits		Other benefits
	2024	2023	2024	2023
Amounts recognized in the statutory statements of admitted assets, liabilities, and capital and surplus consist of:
Prepaid benefit costs	$21,756	20,214	—	—
Accrued benefit costs	(504)	(606)	(3,509)	(3,778)
Surplus	(2,174)	(5,841)	(1,757)	(2,123)
Total liabilities recognized	$19,078	13,767	(5,266)	(5,901)

	Pension benefits
	2024	2023	2022
Components of net periodic benefit cost:
Service cost	$—	—	12
Interest cost	2,321	2,382	2,161
Expected return on plan assets	(4,198)	(3,816)	(5,049)
Amortization of net loss	6	195	604
Settlement	414	868	1,181
Net periodic benefit cost	$(1,457)	(371)	(1,091)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Other benefits
	2024	2023	2022
Components of net periodic benefit cost:
Service cost	$21	19	34
Interest cost	280	320	244
Amortization of prior service cost	—	—	(244)
Amortization of net loss (gain)	266	(378)	515
Curtailment	—	—	(516)
Net periodic benefit cost	$567	(39)	33

The following is attributable to pension plans whose accumulated benefit obligation exceeds plan assets as of December 31:

	Pension benefits
	2024	2023
Projected benefit obligation	$639	796
Accumulated benefit obligation	639	796
Prepaid pension cost	21,252	19,608

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(f)	Assumptions

	Pension benefits		Other benefits
	2024	2023	2024	2023
Weighted average assumptions used to determine net periodic cost at January 1:
Discount rate	5.05%	5.40%	5.05%	5.45%
Expected long-term return on plan assets	7.00%	7.00%	—	—
Rate of compensation increase	3.50%	3.50%	4.25%	4.25%
Health care cost trend rate assumed for next year:
Before 65	—	—	9.00%	9.00%
Age 65 and older	—	—	0.00%	0.00%
Rate to which the health cost trend rate is assumed to decline (the ultimate trend rate):
Before 65	—	—	9.00%	9.00%
Age 65 and older	—	—	0.00%	0.00%
Year that the rate reaches the ultimate trend rate	—	—	2024	2023
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	5.45%	5.05%	5.40%	5.05%
Rate of compensation increase	3.50%	3.50%	4.25%	4.25%

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	1 Percentage	1 Percentage
	point increase	point decrease
Effect on total of 2024 service cost and interest cost	$17	(16)
Effect on 2024 other post-retirement benefit obligation	211	(208)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(g)	Plan Assets

The following table presents the hierarchy of the Company's qualified pension plan assets at fair value as of December 31:

	Level 1	Level 2	Level 3	Total
2024
Bond funds	$21,363	—	—	21,363
Stock funds	37,188	—	—	37,188
Total assets	$58,551	—	—	58,551
2023
Bond funds	$18,259	—	—	18,259
Stock funds	42,430	—	—	42,430
Total assets	$60,689	—	—	60,689

The Company categorizes pension benefit plan assets consistent with the Fair Value Hierarchy as described in Note 5.

The assets of the Company’s Home Office Pension Plan (“the Plan”) are invested in group variable annuity contracts issued by the Company offering specific investment choices from various asset classes providing diverse and professionally managed options. As of December 31, 2024 and 2023, $28,675 and $25,800, respectively, of the Plan assets are funds that are affiliated with the Company. The assets are invested in a mix of stocks, bonds and real estate securities in allocations as determined from time to time by the Pension Plan Committee. The target allocations are designed to balance the Plan’s short-term liquidity needs and its long-term liabilities. The target allocations are currently 70% stocks and 30% bonds.

For diversification and risk control purposes, where applicable, each asset class is further divided into sub classes such as large cap, mid cap and small cap and growth, core and value for stocks and U.S. domestic, global and high yield for bonds. To the extent possible, each sub asset class utilizes multiple fund choices and no single fund contains more than 25% of the Plan assets (exclusive of any short-term increases in assets due to any Plan funding). The Plan performance is measured by a weighted benchmark consisting of stock and bond benchmarks in weights determined by the Pension Plan committee.

The overall expected long-term rate of return on assets is determined by a weighted average return of bond and stock indexes. Bond securities (including cash) make up 36% of the weighted average return and stocks make up 64% of the weighted average return.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The following table shows the weighted average asset allocation by class of the Plan’s assets as of December 31:

	2024	2023
Stocks	64%	70%
Bonds	36	30
Total	100%	100%

(h)	Cash Flows

Contributions

The minimum funding requirement under The Employee Retirement Income Security Act of 1974 for 2024 was zero. No contributions were made to the qualified pension plan for the years ended December 31, 2024 and 2023, respectively. There is no planned contribution to the qualified pension plan for the 2025 plan year.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension benefits	Other benefits
2025	$1,774	598
2026	2,042	609
2027	2,376	560
2028	2,844	516
2029	3,055	528
2030-2034	18,087	1,909

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	Pension benefits		Other benefits
	2024	2023	2024	2023
Amounts in unassigned funds (surplus) recognized in the next fiscal year as components of periodic benefit cost:
Items not yet recognized as a component of net periodic cost - prior year	$5,841	7,020	2,123	1,677
Net prior service cost or credit recognized	—	—	—	—
Net (loss) and gain arising during the period	(3,247)	(116)	(100)	68
Net (loss) and gain recognized	(420)	(1,063)	(266)	378
Items not yet recognized as a component of net periodic cost - current year	$2,174	5,841	1,757	2,123

	Pension benefits		Other benefits
	2024	2023	2024	2023
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized losses	3	14	214	266

	Pension benefits		Other benefits
	2024	2023	2024	2023
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	$—	—	—	—
Net recognized losses	2,174	5,841	1,757	2,123

(i)	Other Plan Expenses

The Company also maintains a qualified contributory defined contribution profit-sharing plan covering substantially all employees. Company contributions to the profit-sharing plan are based on the net earnings of the Company and are payable at the sole discretion of management. During 2023, the profit-sharing plan was restructured, and the Company ceased contributions. The expense for contributions to the profit-sharing plan for 2024, 2023 and 2022 was $0, $1,599 and $4,026, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Employees hired on or after January 1, 1998 are covered by a defined contribution pension plan. The expense reported for this plan was $3,264, $2,650 and $2,906 in 2024, 2023 and 2022, respectively.

During 2020 the profit-sharing plan and the defined contribution pension plan were combined and are now being administered by a third party.

(j)	CII Employees

The Company’s qualified pension and post-retirement benefit plans include participants who are employees of CII. Participating CII employees are vice presidents and other executive officers of CII and devote substantially all of their time to service for the Company. Most of CII’s employees were employees of the Company prior to January 1, 2001 and were participants in the benefit plan at that time.

(17)	Capital and Surplus, Dividend Restrictions and Regulatory RBC

Capital and Surplus

The Company has 10,000,000 shares ($1 par value) authorized, issued and outstanding of Class A common stock as of December 31, 2024 and 2023. The Company has no preferred stock issued or outstanding.

Effective March 31, 2022, CIHI was acquired by Constellation in a sponsored demutualization, whereby CIHI converted from a mutual holding company to a stock company. Eligible members were compensated, in the aggregate of $500 million, for the extinguishment of their membership interests with additional policy benefits or cash, as applicable (see Note 10 for additional details). In addition to member compensation, on each of the first four anniversaries after the closing, Constellation will pay or cause to be paid an infusion of capital to ALIC. During 2023 and 2024, the Company received a capital contribution of $125,000 from CII in satisfaction of the first two installments. Subsequent to the balance sheet date, CII contributed $125,000 of capital to ALIC in satisfaction of the third installment.

Surplus notes outstanding are as follows as of December 31:

	2024	2023
Surplus notes
6.875% fixed rate due 2042	$250,000	$250,000
5.000% fixed rate due 2031	4,220	4,179
5.800% fixed rate due 2027	5,968	5,954
8.500% fixed rate due 2026	47,970	47,949
Total	$308,158	$308,082

In June 2012, ALIC issued a $250,000, 6.875% fixed rate surplus note due June 15, 2042. Interest on this surplus note is payable semi-annually on June 15 and December 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

In December 2011, ALIC issued a $4,500, 5% fixed rate surplus note to Security Mutual Life Insurance Company of New York (“SML”), as payment for the purchase of the additional shares of NSLAC. This note matures on December 15, 2031. Interest on this surplus note is payable semi-annually on December 15 and June 15. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In April 2007, ALIC issued a $6,000, 5.8% fixed rate surplus note to SML, as payment for the purchase of a portion of the shares of NSLAC. This note matures on April 1, 2027. Interest on this surplus note is payable semi-annually on April 1 and October 1. ALIC may redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC.

In May 1996, ALIC issued $50,000, 8.5% fixed rate surplus notes due May 15, 2026. Interest on this surplus note is payable semi-annually on May 15 and November 15. ALIC may not redeem this surplus note at its option. This surplus note is unsecured and subordinated to all present and future indebtedness and policy claims of ALIC. In December 2023, ALIC purchased $2,000 of the surplus note on the open market. The transaction was approved by the Department and obligation was retired with the trustee.

Except as provided in Section 3901.72 of the Ohio Revised Code, the notes are not part of the legal liabilities of the Company and are not a liability or claim against the Company or any of its assets. Interest payments, scheduled semi-annually, must be approved for payment by the Department. The Company paid $21,841, $22,011 and $22,011 in interest related to these notes in 2024, 2023 and 2022, respectively. Principal payments must also be approved by the Department. Interest expense for surplus notes is not recognized on the Statutory Statements of Operations until it has been approved by the Department.

Regulatory RBC

The NAIC has established RBC requirements to assist regulators in monitoring the financial strength and stability of life insurers and provides for an insurance commissioner to intervene if the insurer experiences financial difficulty. The RBC requirements instruct every life insurer to calculate its total adjusted capital and RBC position. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. Under the NAIC requirements, each insurer must maintain its total adjusted capital and surplus above a calculated minimum threshold or take corrective measures to achieve that threshold. Based upon the December 31, 2024 and 2023 statutory financial statements, the Company exceeded all required RBC levels.

Dividend Restrictions

The payment of dividends by ALIC to CII is limited by Ohio insurance laws. The maximum dividend that may be paid to CII without prior approval of the Director of Insurance is limited to the greater of ALIC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of the Company, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $202,000 may be paid by ALIC to CII in 2025 without prior approval. Dividends of $195,000, $196,590 and $419,000 were declared and paid by ALIC to CII in 2024, 2023 and 2022, respectively. Included in the dividend amount for 2023 was the Company’s common stock of its non-life insurance subsidiaries, CINV, ADI and ONESCO.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

Subsidiary Dividends

The following table details the dividends received from each of the Company’s subsidiaries and included in investment income for the years:

	2024	2023	2022
SUNR	$35,752	88,000	30,027
CINV	—	8,700	10,300
ALAC	—	—	20,000
	$35,752	96,700	60,327

The payment of dividends by ALAC to ALIC is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ALAC’s statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds the earned surplus of ALAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $30,000 may be paid by ALAC to ALIC in 2025 without prior approval. ALAC declared and paid ordinary dividends to ALIC of $0, $0 and $20,000 in 2024, 2023 and 2022, respectively. No extraordinary dividends were declared or paid by ALAC to ALIC during 2024, 2023 or 2022.

The payment of dividends by CMGO to ALIC is limited by Ohio insurance laws. CMGO may pay to its stockholder, ALIC, a dividend from unassigned surplus at the end of any calendar quarter in which CMGO’s unassigned surplus is equal to the amount required for CMGO to have company action level RBC of 200%, after adjusting its capital level and its RBC level for such dividend. No dividends were declared or paid by CMGO in 2024, 2023 or 2022.

The payment of dividends by SUNR to ALIC is limited by the SUNR plan of operations, which was approved by the Ohio Department of Insurance. SUNR declared an extraordinary dividend to ALIC of $25,000 as of December 31, 2022 that was paid in February 2023. SUNR declared and paid an extraordinary dividend of $63,000 to ALIC during 2023. Total extraordinary dividend payments to ALIC during 2023 were $88,000. SUNR declared and paid extraordinary dividends of $155,000 to ALIC during 2024. Due to dividend limitations, $35,752 was classified as a dividend with the remaining $119,248 classified as a return of capital. No ordinary dividends were paid by SUNR to ALIC during 2024, 2023 or 2022.

The payment of dividends by NSLAC to ALIC is limited by New York insurance laws. The maximum ordinary dividend that may be paid without prior approval of the Superintendent of Financial Services is limited to the lesser of 10% of NSLAC’s statutory surplus (defined by New York Insurance Law, Section 4207a as page 3, line 37 of the Annual Statement) as of the immediate preceding calendar year or NSLAC’s net gain from operations for the immediately preceding calendar year, not including realized capital gains. Therefore, dividends of approximately $5,000 may be paid by NSLAC to ALIC in 2025 without prior approval. No dividends were declared or paid by NSLAC in 2024, 2023 or 2022.

MONT and KENW are subject to limitations, imposed by the State of Vermont, on the payment of dividends to their stockholder, ALIC. Generally, dividends during any year may not be paid without prior regulatory approval. No dividends were declared or paid by MONT to ALIC in 2024, 2023 or 2022. No dividends were declared or paid by KENW to ALIC in 2024, 2023 or 2022.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(18)	Additional Financial Instruments Disclosure

Financial Instruments with Off Balance Sheet Risk

The Company is a party to financial instruments with off balance sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund mortgage loans, bonds and limited partnerships of $1,229,792 and $186,414 as of December 31, 2024 and 2023, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the statutory financial statements. The credit risk of all financial instruments, whether on or off balance sheet, is controlled through credit approvals, limits, and monitoring procedures.

(19)	Contingencies

The Company and all other solvent life insurance companies are periodically assessed by certain state guaranty funds to cover losses to policyholders of insolvent or rehabilitated companies. Some of these assessments are partially recoverable through a reduction in future premium taxes in some states. In addition, the Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings as well as state guaranty fund assessments are not likely to have a material adverse effect on the Company’s financial condition or results of operations.

The Company, along with its affiliates, are a party to two court cases stemming from the strategic changes announced in September 2018, specifically the termination of certain variable annuity selling agreements with broker dealers related to the annuity business. The core issue in both cases is a disputed interpretation of certain language in ALIC’s contracts with the broker dealers who sold ALIC’s annuities. One of the two cases purports to be on behalf of a class, and a motion for class certification has been filed, but no class has been certified. Thirteen previously pending court cases and nine previously pending Financial Industry Regulatory Authority (“FINRA”) arbitrations have been resolved. The Company expects to continue to vigorously defend itself against these allegations. However, litigation is inherently uncertain and the outcome thereof cannot be predicted. Accordingly, it is possible that the ultimate outcome in one or more of the proceedings may be material to the Company’s results of operations for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s results of operations for the period.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

(20)	Related-Party Transactions

On December 9, 2024 SYRE, with CII as the guarantor, entered into a $750,000 letter of credit facility agreement. The credit facility is established for the purpose of issuing letters of credit for support of reinsurance activity and will terminate in December 2029, with one-year extensions available until December 2034. SYRE secured a letter of credit of $150,000 with ALIC as beneficiary for reserve credit purposes as of December 31, 2024.

During the year ended December 31, 2024, SUNR returned capital to the Company of $119,248 (See Note 17 for additional information).

During 2023, the Company made capital contributions totaling $111,941 to ONFH to fund capital initiatives and operating activities of its subsidiaries. The majority of the contributions were to ALL in support of future capital initiatives. ALL will lend the funds to ONSA to contribute to ONSV for the acquisition of a block of annuity business from Zurich Insurance Group discussed in Note 1. In March 2024, ONFH returned contributed capital of $98,500 to be redeployed at a date closer to the closing of the acquisition. In September 2024, the Company made a capital contribution of $95,000 to ONFH to fund the acquisition.

During 2024, the Company made a capital contribution of $1,000 to CRHB as part of the formation of CRHB and CRBL discussed in Note 1.

During 2024 and 2023, the Company purchased $19,848 and $26,300, respectively, of CII’s outstanding senior notes on the open market. The Company intends to hold these notes until maturity. The Company purchased the notes for $19,401 and $24,509, respectively. At December 31, 2024, the Company had Accrued investment income and unrealized gains within Unassigned surplus of $1,065 and $733, respectively, related to these notes on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. At December 31, 2023, the Company had Accrued investment income and unrealized gains within Unassigned surplus of $477 and $622, respectively, related to these notes on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Company has a written agreement to provide services for personnel, data processing and supplies to ALAC, which either party may terminate upon a thirty-day notice. ALIC primarily uses multiple bases (head counts, salaries, number of policies, field compensation, time, reserve account balances, transaction counts, etc.) and believes they are reasonable for determining the expense charges. This agreement was approved by the Department. Generally, the apportionment is based upon specifically identifying the expense to the incurring entity. Where this is not feasible, apportionment is based upon pertinent factors and ratios. The terms call for a cash settlement at least quarterly. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in services charges totaling $47,752, $59,377 and $55,984 in 2024, 2023 and 2022, respectively. These amounts include pension costs for the personnel furnished to the Company. At December 31, 2024 and 2023, ALIC owed ALAC $1,200, and ALAC owed ALIC $3,739, respectively.

The Company paid $4,990, $4,550 and $4,943 for rent and operating expenses of the home office to CII for the years ended December 31, 2024, 2023 and 2022, respectively.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

During 2023, the Company transferred its ownership of several subsidiaries to CII through a dividend (see Note 1 and Note 17). Those entities are now affiliates of the Company. The Company is party to an investment management agreement with CINV, an affiliate, and an underwriting agreement with ADI, an affiliate. The amounts that ALIC owed to CINV and ADI as recorded on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31 were as follows:

	2024	2023
ADI	$5,085	4,882
CINV	6,715	—
Total service charges owed	$11,800	4,882

Charges for all services from CINV and ADI for the years are as follows:

	2024	2023
ADI	$3,878	3,848
CINV	17,731	—
Total service charges incurred	$21,609	3,848

CII provides services for executive management and data processing equipment placed in service after December 31, 2000, to ALIC. For the years ended December 31, 2024, 2023 and 2022, ALIC recorded expenses of $17,622, $32,131 and $24,676, respectively, for these services.

The Company is a party to an agreement with CIHI and most of its direct and indirect subsidiaries whereby ALIC maintains a common checking account. It is ALIC’s duty to maintain sufficient funds to meet the reasonable needs of each party on demand. ALIC must account for the balances of each party daily. Such funds are deemed to be held in escrow by ALIC for the other parties. Settlement is made daily for each party’s needs to or from the common account. It is ALIC’s duty to invest excess funds in an interest-bearing account and/or short-term highly liquid investments. ALIC will credit interest monthly at the average interest earned for positive cash balances during the period or charge interest on any negative balances. Interest credited for the years ended December 31, 2024, 2023 and 2022 was $15,057, $1,514 and $69, respectively. The parties agree to indemnify one another for any losses of any nature relating to a party’s breach of its duties under the terms of the agreement.

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The Company held the following balances for the participating entities in payable to parent, subsidiaries and affiliates as of December 31:

	2024	2023
CIHI	$(293)	167
CII	101,898	74,156
ALAC	32,426	12,605
MONT	(6,889)	(5,677)
KENW	(21,114)	544
CMGO	3,463	4,847
SYRE	118,586	91,527
SUNR	2,640	20,284
CINV	—	7,344
ONTech, LLC	15,344	(1,433)
ON Foreign Holdings, LLC	(3,408)	(1,637)
Financial Way Realty, Inc.	91	329
Total	$242,744	203,056

(21)	Accounting Changes and Corrections of Errors

The Company’s December 31, 2024 financial statements reflect the correction of a prior period error relating to the recording of expenses identified during the implementation of a new reconciliation software. The events contributing to the understatement of expenses impact surplus as follows:

General insurance expenses	$(2,212)
Federal and foreign income taxes incurred (excluding taxes on capital gains)	465
Decrease in surplus	$(1,747)

The Company's December 31, 2022 statutory financial statements reflect the correction of a prior period error relating to the recording of premiums assumed from KENW. The events contributing to the adjustment impact surplus as follows:

Premiums and annuity considerations for life and accident and health contracts	$1,165
Federal and foreign income taxes incurred (excluding taxes on capital gains)	(244)
Increase in surplus	$921

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

The cumulative prior period surplus impact of these errors is shown as a direct adjustment to surplus within the Statutory Statements of Changes in Capital and Surplus. SSAP No. 3R, Accounting Changes and Corrections of Errors, prescribes that if a reporting entity becomes aware of a material accounting error in a previously filed financial statement after it has been submitted to the appropriate regulatory agency, the entity shall file an amended financial statement unless otherwise directed by the domiciliary regulator. Correction of all immaterial accounting errors in previously issued statutory financial statements, for which an amended financial statement was not filed, shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.

(22)	Reconciliation to 2024 Annual Statement

The Company’s net cash provided by (used in) operations, net cash used in investing activities and net cash provided by financing do not agree to the amounts reported in the Company’s 2024 Statutory Annual Statement. The audited Statutory Statement of Cash Flows included herein differs from the Annual Statement Cash Flow statement because of a reclassification made with respect to noncash transactions associated with asset transfers, funds withheld activity other miscellaneous adjustments. There is no difference between the audited Statutory financial statements and the Annual Statement filing with respect to cash, cash equivalents and short-term investments at December 31, 2024 as a result of these adjustments.

The following table reconciles net cash from operations, investing and financing from the Annual Statement to the accompanying audited Statutory Statement of Cash Flows for the year ended December 31, 2024 (using classifications and titles from the audited statement and referencing Annual Statement page and line numbers):

	As filed in Annual Statement	Adjustment	As presented in audited statements
Cash flow from operations:
Premiums collected net of reinsurance (P5, L1)	$2,727,140	—	2,727,140
Miscellaneous income (P5, L3)	126,068	(67,000)	59,068
Premiums, other considerations, and fund deposits	2,853,208	(67,000)	2,786,208
Totals (P5, L4)	3,287,315	(67,000)	3,220,315

Commissions, expenses paid and aggregate write-ins for deductions (P5, L7)	518,233	2,212	520,445
Federal and foreign income taxes paid (recovered) net of tax on capital gains (losses) (P5, L9)	(19,920)	(465)	(20,385)
Commissions, taxes, and other expenses	498,313	1,747	500,060
Totals (P5, L10)	1,234,561	1,747	1,236,308
Net cash from operations (P5, L11)	2,052,754	(68,747)	1,984,007

(continued on next page)

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Notes to Statutory Financial Statements

December 31, 2024, 2023 and 2022

(Dollars in thousands)

	As filed in Annual Statement	Adjustment	As presented in audited statements
Cash flow from investing activities:
Proceeds from investments sold, matureed, or repaid:
Other invested assets (P5, L12.5)	239,983	(165,130)	74,853
Miscellaneous proceeds (P5, L12.7)	70,340	—	70,340
Other	310,323	(165,130)	145,193
Total investment proceeds (P5, L12.8)	2,478,978	(165,130)	2,313,848
Cost of investments acquired
Bonds (P5, L13.1)	3,591,909	(208,094)	3,383,815
Mortgage loans (P5, L13.3)	634,460	(27,581)	606,879
Other invested assets (P5, L13.5)	237,666	—	237,666
Miscellaneous applications (P5, L13.6)	154,650	6,750	161,400
Other	392,316	6,750	399,066
Total investments acquired (P5, L13.7)	4,716,441	(228,925)	4,487,516
Net cash from investments (P5, L15)	(2,247,509)	63,795	(2,183,714)
Cash flow from financing and other miscellaneous sources:
Other cash provided (applied) (P5, L16.6)	143,401	4,952	148,353
Net cash provided by financing (P5, L17)	28,910	4,952	33,862

Supplemental disclosures of cash flow information for non-cash transactions:
Amortization of deferred gain on reinsurance agreements (P5, L20.09)	23,855	49,811	73,666
Funds held under reinsurance agreement, net (P5, L20.10)	87,120	(81,183)	5,937
Transfer of bonds from other invested assets (P5, L20.12)	—	(93,648)	(93,648)
Other investment asset adjustments for transfers (P5, L20.13)	—	165,130	165,130

Schedule I

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2024

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet[1]
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of U.S. government	$617,411	604,282	617,411
Obligations of states and political subdivisions	811,418	634,799	811,418
Debt securities issued by foreign governments	6,999	5,151	6,999
Corporate securities	4,798,226	4,140,447	4,798,226
Asset-backed securities	1,178,552	1,156,168	1,178,552
Mortgage-backed securities	300,381	291,935	300,381
Total fixed maturity available-for-sale securities	7,712,987	6,832,782	7,712,987
Equity securities at fair value:
Common stocks:
Industrial, miscellaneous, and all other	526,326	840,814	840,814
Nonredeemable preferred stocks	16,552	15,951	16,552
Total equity securities at fair value	542,878	856,765	857,366
Mortgage loans on real estate, net	1,669,672		1,669,672
Real estate, net:
Investment properties	23,493		23,493	[2]
Total real estate, net	23,493		23,493
Contract loans	936,013		936,013
Other long-term investments[3]	500,592		541,907	[4]
Receivable for securities	9,985		9,985
Receivable for collateral	30,170		30,170
Cash and cash equivalents	569,933		569,933
Total investments	$11,995,723		12,351,526

[1]	See Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
[2]	Difference from Column B is due to adjustments for accumulated depreciation.
[3]	Included in totals are Derivatives and Other Invested Assets.
[4]	Difference from Column B is due to operations gains and/or losses of investments in limited partnerships and to unrealized gains and/or losses of investments in hedging operations.

See accompanying report of independent registered public accounting firm.

Schedule III

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Supplementary Insurance Information

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs[1]	Future policy benefits, losses, claims, and loss expenses	Unearned premiums	Other policy claims and benefits payable	Premium revenue
2024:
Individual life insurance	$—	646,828	89	44,714	155,991
Pension and annuities	—	2,957,684	—	816	(435,374)
Other insurance	—	20,280	56	658	3,964
Corporate	—	—	—	—	(1)
Total	$—	3,624,792	145	46,188	(275,420)
2023:
Individual life insurance	$—	668,639	56	48,943	172,266
Pension and annuities	—	3,136,459	—	(1,549)	11,159,335
Other insurance	—	20,462	47	661	4,335
Corporate	—	—	—	—	184
Total	$—	3,825,560	103	48,055	11,336,120
2022:
Individual life insurance	$—	700,004	81	50,732	560,698
Pension and annuities	—	1,759,963	—	506	(414,134)
Other insurance	—	21,716	52	679	4,677
Corporate	—	—	—	—	58
Total	$—	2,481,683	133	51,917	151,299

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income[2]	Benefits, claims, losses and settlement expenses[3]	Amortization of deferred policy acquisition costs[1]	Other operating expenses[2]	Premiums written[4]
2024:
Individual life insurance	$161,903	168,524	—	38,589
Pension and annuities	276,940	1,723,940	—	374,382
Other insurance	1,116	2,874	—	1,625
Corporate	11,736	37,902	—	58,965
Total	$451,695	1,933,240	—	473,561
2023:
Individual life insurance	$163,323	182,704	—	48,999
Pension and annuities	133,575	13,201,828	—	377,292
Other insurance	1,324	2,781	—	2,024
Corporate	80,324	9,353	—	78,445
Total	$378,546	13,396,666	—	506,760
2022:
Individual life insurance	$155,089	732,303	—	80,096
Pension and annuities	112,728	1,254,047	—	113,186
Other insurance	1,717	3,289	—	2,880
Corporate	86,157	15,857	—	100,041
Total	$355,691	2,005,496	—	296,203

[1]	Acquisition costs are not capitalized under statutory accounting.
[2]	Allocations of net investment and certain operating expenses are based on numerous assumptions and estimates, and reported segment operating results would change if different methods were applied.
[3]	Policyholders’ dividends on participating policies are included in Column H amounts.
[4]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

Schedule IV

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Reinsurance

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2024:
Life insurance in force	$18,433,030	79,612,778	74,398,055	13,218,307	562.8%
Premiums:
Life insurance	408,589	366,289	113,690	155,990	72.9%
Pension and annuities	2,844,443	1,945,607	(1,334,210)	(435,374)	306.5%
Accident and health insurance	7,874	3,910	—	3,964	—%
Total	$3,260,906	2,315,806	(1,220,520)	(275,420)	443.1%
2023:
Life insurance in force	$20,689,309	87,281,315	80,159,077	13,567,071	590.8%
Premiums:
Life insurance	454,011	394,873	113,312	172,450	65.7%
Pension and annuities	1,180,258	267,467	10,246,544	11,159,335	91.8%
Accident and health insurance	8,603	4,268	—	4,335	—%
Total	$1,642,872	666,608	10,359,856	11,336,120	91.4%
2022:
Life insurance in force	$24,434,926	96,456,288	86,174,978	14,153,616	608.9%
Premiums:
Life insurance	645,816	197,989	112,929	560,756	20.1%
Pension and annuities	402,276	819,413	3,003	(414,134)	(0.7)%
Accident and health insurance	9,390	4,713	—	4,677	—%
Total	$1,057,482	1,022,115	115,932	151,299	76.6%

See accompanying report of independent registered public accounting firm.

Schedule V

AUGUSTAR LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Constellation Insurance, Inc.)

Valuation and Qualifying Accounts

Years ended December 31, 2024, 2023 and 2022

(Dollars in thousands)

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged (credited) to costs and expenses	Charged to other accounts	Deductions	Balance at end of period
2024:
Valuation allowances – None	$—	—	—	—	—
2023:
Valuation allowances – None	$—	—	—	—	—
2022:
Valuation allowances – None	$—	—	—	—	—

See accompanying report of independent registered public accounting firm.